UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4474

Name of Registrant: Vanguard California Tax-Free Funds

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2006–November 30, 2007

Item 1: Reports to Shareholders

>  For the fiscal year ended November 30, 2007, Vanguard California Tax-Exempt Money Market Fund returned 3.6%, exceeding the average return of its peers.

>  Vanguard California Intermediate-Term Tax-Exempt and Long-Term Tax-Exempt Funds earned 2.5% and 1.2%, respectively, for the period. Both lagged their benchmark indexes but outperformed their peer groups.

>  After rising for three years, interest rates began to decline in midsummer as investors became more concerned about the larger impact of subprime lending woes. The Federal Reserve Board stepped in during, and after, the period, lowering interest rate targets to address concerns about liquidity and a slowing economy.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	7
California Tax-Exempt Money Market Fund	10
California Intermediate-Term Tax-Exempt Fund	33
California Long-Term Tax-Exempt Fund	62
About Your Fund’s Expenses	88
Glossary	90

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2007
	Ticker	Total
	Symbol	Returns
Vanguard California Tax-Exempt Money Market Fund	VCTXX	3.6%
SEC 7-Day Annualized Yield: 3.43%
Taxable-Equivalent Yield: 5.82%[1]
Average California Tax-Exempt Money Market Fund[2]		3.1

Vanguard California Intermediate-Term Tax-Exempt Fund
Investor Shares	VCAIX	2.5%
SEC 30-Day Annualized Yield: 3.79%
Taxable-Equivalent Yield: 6.43%[1]
Admiral™ Shares[3]	VCADX	2.5
SEC 30-Day Annualized Yield: 3.86%
Taxable-Equivalent Yield: 6.55%[1]
Lehman 7 Year Municipal Bond Index		4.2
Average California Intermediate Municipal Debt Fund[2]		2.0

Vanguard California Long-Term Tax-Exempt Fund
Investor Shares	VCITX	1.2%
SEC 30-Day Annualized Yield: 4.14%
Taxable-Equivalent Yield: 7.02%[1]
Admiral Shares[3]	VCLAX	1.2
SEC 30-Day Annualized Yield: 4.21%
Taxable-Equivalent Yield: 7.14%[1]
Lehman 10 Year Municipal Bond Index		3.5
Average California Municipal Debt Fund[2]		0.3

1  This calculation, which assumes a typical itemized tax return, is based on the maximum federal tax rate of 35% and the maximum state of California income tax rate. Local taxes were not considered. Please see the prospectus for a detailed explanation of the calculation.

2  Derived from data provided by Lipper Inc.

3  A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

Chairman’s Letter

Dear Shareholder,

The past fiscal year was a tale of two markets. For most of this period, concerns about inflation drove interest rates higher (and bond prices lower), especially at the longer end of the maturity spectrum. Beginning in midsummer, however, as the subprime mortgage crisis reverberated through the markets, investors bid up ultra-safe U.S. Treasury securities, driving their yields lower. These interest rate dynamics were less pronounced in the tax-exempt bond market, and on balance, municipal securities lagged their Treasury counterparts. As municipal bond prices declined, their tax-exempt yields increased to exceptionally attractive levels relative to taxable bond yields.

In this environment, Vanguard California Tax-Exempt Money Market Fund returned 3.6% for the 12 months ended November 30. The fund’s yield at year-end was 3.43%, a taxable-equivalent yield of 5.82% for investors in the highest income tax bracket. The fund maintained a net asset value of $1 per share, as is expected but not guaranteed.

Vanguard California Intermediate-Term Tax-Exempt Fund returned 2.5% for the fiscal year, while Vanguard California Long-Term Tax-Exempt Fund returned 1.2%, as interest income more than offset a modest decline in share prices. In each fund, Investor and Admiral Shares garnered the same return. As of November 30, the yield of the Tax-Exempt Intermediate-Term Fund’s Investor Shares was 3.79% (up from 3.67% a year ago). For investors in the highest income tax bracket, the taxable-equivalent yield was 6.43%. For the Tax-Exempt Long-Term Fund, Investor Shares yielded 4.14% at the end of the fiscal year (compared with 3.88% a year ago). The taxable-equivalent yield was 7.02% for the highest income tax bracket. Yields were slightly higher in both funds for Admiral Shares.

Please note: Although the California Tax-Exempt Money Market and Intermediate-Term Funds’ income distributions are expected to be exempt from federal and California state income taxes, a portion of these distributions may be subject to the alternative minimum tax.

Federal Reserve rate cuts depressed short-term yields

Ongoing turmoil in the subprime lending market engendered a “flight to quality” that drove prices of U.S. Treasury bonds sharply higher, and as the bonds’ prices rose, their yields fell. Declines in Treasury yields were steepest at the short end of the maturity spectrum.

The declines were prompted largely by the actions of the Federal Reserve Board, which cut its target for the federal funds rate on two separate occasions. (On December 11, 2007, after the end of the fiscal period, the central bank again lowered the target for short-term interest rates by 0.25 percentage point, to 4.25%.) The yield of the 3-month Treasury bill, which started the fiscal year at 5.02%, had dropped nearly 2 percentage points, to 3.15%, by the end of the period.

Market Barometer
	Average Annual Total Returns
	Periods Ended November 30, 2007
	One Year	Three Years	Five Years
Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	6.0%	4.8%	4.8%
Lehman Municipal Bond Index	2.7	4.2	4.7
Citigroup 3-Month Treasury Bill Index	4.9	4.1	2.9

Stocks
Russell 1000 Index (Large-caps)	7.8%	10.6%	12.3%
Russell 2000 Index (Small-caps)	–1.2	7.9	14.9
Dow Jones Wilshire 5000 Index (Entire market)	7.6	10.7	12.9
MSCI All Country World Index ex USA (International)	22.5	22.7	24.1

CPI
Consumer Price Index	4.3%	3.2%	3.0%

The broad taxable bond market returned 6.0% for the year. Returns from tax-exempt municipal bonds were lower, at 2.7%.

A volatile stock market produced solid gains

Although the U.S. economy began to slow toward the end of the fiscal year, stocks produced solid returns for the 12 months. These gains came despite a recession in housing and intensified problems among subprime mortgage-loan lenders—problems that first erupted in midsummer and continued to rattle the financial markets for the remainder of the period. In November, the stock market was quite volatile, as crude oil prices hovered near historic highs while the U.S. dollar continued to lose ground against other major currencies.

The broad U.S. stock market returned 7.6% for the year. Returns from large-capitalization stocks far outpaced those of small-cap issues, and growth stocks outperformed their value-oriented counterparts.

Expense Ratios[1]
Your fund compared with its peer group

	Investor	Admiral	Peer
California Tax-Exempt Fund	Shares	Shares	Group
Money Market	0.10%	—	0.60%
Intermediate-Term	0.15	0.08%	0.93
Long-Term	0.15	0.08	1.09

1  Fund expense ratios reflect the 12 months ended November 30, 2007. Peer groups are: for the California Tax-Exempt Money Market Fund, the Average California Tax-Exempt Money Market Fund; for the California Intermediate-Term Tax-Exempt Fund, the Average California Intermediate Municipal Debt Fund; and for the California Long-Term Tax-Exempt Fund, the Average California Municipal Debt Fund. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2006.

International stocks continued to outpace domestic issues. Emerging-markets stocks did particularly well, followed by stocks in Europe and the Pacific regions—excluding Japan, where returns were slight. The dollar’s ongoing weakness further enhanced international markets’ gains for U.S.-based investors.

Portfolios skillfully navigated choppy waters

During the second half of fiscal-year 2007, U.S. Treasury securities outperformed almost all other fixed income investments, from below-investment-grade bonds to AAA tax-exempt securities. Investors seeking refuge in virtually risk-free securities drove Treasury yields lower and prices higher. The relative performance of muni bonds was also held in check by a significant increase in supply. Nationwide, total tax-exempt issuance increased almost 25% for the 12 months ended November 30, and is on track to reach a new yearly record in calendar 2007.

Compared with Treasury bonds, interest rate movements among tax-exempt bonds were more subdued, though still significant. For most of the year, tax-exempt money market rates remained at or near their highest level since 2000. As rates fell, in advance of the Federal Reserve’s September and October rate cuts, the yield of the California Tax-Exempt Money Market Fund also declined, ending the year little changed from a year ago. For the 12 months through November 30, the fund returned 3.6%, besting the average return of its peers. The fund benefited from very low operating costs and a focus by the advisor—Vanguard Fixed Income Group—on the market’s highest-quality securities.

Total Returns
Ten Years Ended November 30, 2007
		Average
		Annual Return
		Average
	Vanguard	Competing
California Tax-Exempt Fund	Fund	Fund[1]
Money Market	2.4%	2.0%
Intermediate-Term Investor Shares	4.7	4.1
Long-Term Investor Shares	5.2	4.4

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1  For the Long-Term Tax-Exempt Fund: Average California Insured Municipal Debt Fund through March 31, 2002, and Average California Municipal Debt Fund thereafter. Peer-group returns are derived from data provided by Lipper Inc.

The midsummer reversal in interest rates helped the California Intermediate- and Long-Term Tax-Exempt Funds finish the fiscal year on a positive note. Rising rates in the first half put pressure on the funds’ portfolios. Later in the year, however, falling interest rates (or, put differently, rising prices) combined with interest income to help the Intermediate- and Long-Term Funds gain 2.5% and 1.2%, respectively. The returns for both funds topped the average returns for competing California municipal bond funds, but they trailed the returns of the benchmark indexes because of the funds’ slightly longer durations. Duration measures bonds’ sensitivity to interest rate changes. When interest rates rise, as they did for the period overall, prices suffer most for bonds with the longest maturities and the longest durations. This explains the better relative performance of both intermediate-term bonds and the comparative indexes for the Vanguard state tax-exempt funds.

Low expenses help sustain the funds’ long-term performance

Over time, Vanguard’s emphasis on high-quality securities, prudent portfolio management, and low costs has helped to produce impressive results relative to competing tax-exempt portfolios.

For the ten years ended November 30, the California Tax-Exempt Money Market Fund earned an average annual return of 2.4%, outperforming its peers. The fund marked its 20th anniversary in June, and continued to deliver superior tax-exempt returns while providing liquidity and preserving principal. Low costs are especially critical in the money market arena, where generally low yields and the limited variety of securities constrain a fund’s ability to offset the deleterious impact of high costs.

The California Intermediate-Term Tax-Exempt Fund earned an average annual return of 4.7% over the ten years ended November 30, transforming a hypothetical initial investment of $10,000 made ten years ago into $15,814. By comparison, the average return for competing funds would have produced a total of $14,889. Using the same model, the California Long-Term Tax-Exempt Fund’s average return of 5.2% would have generated $16,604 over the decade, compared with $15,380 accumulated at the average rate of return for competing funds. The California Tax-Exempt Funds benefit from Vanguard’s low costs, which enable our portfolio managers to focus their efforts on identifying high-quality securities from thousands of diverse municipal issuers.

Income and quality are anchors for diversified portfolios

Over the past year, both equity and fixed income markets have experienced increased volatility. Because market cycles are hard to predict with accuracy, Vanguard always encourages shareholders to invest with a long-term view, to diversify within and across asset classes, and to pay attention to costs. Fixed income investments have an important role to play in a balanced, diversified portfolio. A fixed income allocation can moderate the volatility of an all-stock portfolio while generating a steady stream of income. For investors in higher tax brackets, municipal bonds can be an especially attractive option.

Your fund’s advisor, Vanguard Fixed Income Group, has a large and experienced credit analysis group that independently evaluates high-quality municipal securities issued by a broad cross section of California state and local governments as well as regional authorities. And by keeping expenses low, the advisor helps investors capture more of their funds’ returns. The California Tax-Exempt Funds can play important roles in helping you build a diversified portfolio to achieve your financial goals.

Thank you for entrusting your assets

to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

December 13, 2007

Your Fund’s Performance at a Glance
November 30, 2006–November 30, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard California Tax-Exempt Fund
Money Market	$1.00	$1.00	$0.035	$0.000
Intermediate-Term
Investor Shares	$11.09	$10.92	$0.435	$0.000
Admiral Shares	11.09	10.92	0.443	0.000
Long-Term
Investor Shares	$11.86	$11.46	$0.531	$0.000
Admiral Shares	11.86	11.46	0.540	0.000

Advisor’s Report

For the fiscal year ended November 30, 2007, Vanguard California Tax-Exempt Money Market Fund returned 3.6%, exceeding the average return of its peers. Both the Investor and Admiral Shares of Vanguard California Intermediate-Term Tax-Exempt Fund returned 2.5%, lagging the fund’s benchmark index but outperforming the peer-group average. For the Vanguard California Long-Term Tax-Exempt Fund, the return was 1.2% for both share classes, again exceeding the peer-group average and lagging the benchmark.

The investment environment

Over the past year, the U.S. economy expanded slightly below its potential long-run growth rate. The Commerce Department’s estimate of growth in real gross domestic product (GDP) for the 12 months ended September 30, 2007, was 2.8%. Robust GDP growth in the July–September quarter was fueled by surging global demand for U.S. exports (made more attractive by a relatively weak dollar) and an expanding service sector. Consumer spending, adjusted for inflation, grew at a 2.9% pace for the 12 months ended November 30, thanks to rising incomes and a fairly tight labor market. Consensus expectations point to a moderation in real GDP growth going forward as the housing recession continues and the attendant “credit crunch” increases financing costs.

The rate of consumer inflation accelerated toward the end of 2007 as food and energy prices rose. For the 12 months ended November 30, the Consumer Price Index (CPI) increased 4.3%. Expectations for core CPI inflation (excluding food and energy prices) are for a modest and gradual deceleration toward or even below 2% in coming months.

Following its 50-basis-point reduction in the federal funds target rate in September, the Federal Reserve Board again lowered its target, by 25 basis points, to 4.5% on October 31. On December 11, after the end of the fiscal year, the Fed reduced the target rate by another 25 basis points to 4.25%. In its statement at that time, the Fed commented that “economic growth is slowing, reflecting the intensification of the housing correction and some softening in business and consumer spending,” although recent actions “should help promote moderate growth over time.” Many financial market participants expect further reductions in the federal funds rate in 2008, given expectations for slower growth, stable core inflation rates, and ongoing concerns about credit availability.

Impact of subprime lending woes

Over the 12 months ended November 30, municipal bonds underperformed U.S. Treasuries across the yield curve. This reflected a global “flight to quality” that produced a rally in Treasuries as the subprime lending crisis continued to unnerve the credit markets. The relative underperformance of municipal bonds was exacerbated by credit concerns surrounding some of the municipal insurance companies that backstop many AAA-rated municipal bonds. The net effect of these forces was to cheapen high-quality tax-exempt bonds to extraordinarily attractive levels on an after-tax basis.

For fiscal-year 2007, total tax-exempt issuance increased 24.6% to $451.9 billion. At the end of the period, municipal market issuance appeared headed toward a calendar-year record. In California, total tax-exempt issuance increased 56%, more than double the nationwide pace.

Management of the funds

Yields rose in the California Tax-Exempt Money Market Fund during the first half of the fiscal year, then fell in the second half, finishing the period mostly unchanged. The fund outperformed the average return of its peer group by one-half percentage point, benefiting from our emphasis on the market’s highest-quality securities and the fund’s low expenses. The California Intermediate-Term Tax-Exempt Fund’s performance reflected these same characteristics, outpacing the peer-group average with its 2.5% return. The California Long-Term Tax-Exempt Fund returned 1.2%, nearly a full percentage point ahead of the average-peer performance. On an absolute basis, however, the fund’s return was modest, as rising interest rates for longer-term bonds put pressure on the portfolio’s holdings.

Yields of Municipal Bonds
(AAA-Rated General-Obligation Issues)
	November 30,	November 30,
Maturity	2006	2007
2 years	3.45%	3.18%
5 years	3.43	3.26
10 years	3.56	3.62
30 years	3.91	4.32

Yields of U.S Treasury Securities
(AAA-Rated General-Obligation Issues)
	November 30,	November 30,
Maturity	2006	2007
2 years	4.61%	3.00%
5 years	4.45	3.39
10 years	4.46	3.94
30 years	4.56	4.38

Source: Vanguard.

About half of all outstanding municipal debt is guaranteed by various insurance companies. Recent news about some of these companies has brought into question the durability of AAA ratings, given the insurers’ exposure to guaranteed residential mortgage-backed securities. It is important to remember that the decision to invest in insured bonds and money market instruments depends first and foremost on the quality of the underlying tax-exempt issuer.

As a matter of course, Vanguard always looks carefully beneath the surface, to an evaluation of the underlying credit as the key factor in the purchase of a tax-exempt instrument. Our large and experienced municipal credit group conducts a focused and diligent examination of all holdings, and we believe our shareholders can continue to rely on the rigorous review and oversight process that is consistent with our funds’ objectives.

We expect that our funds’ combination of low costs, prudent management, and bias toward high-quality issues will continue to produce more-than-competitive returns.

Kathryn T. Allen, Principal

Reid O. Smith, CFA, Principal

Vanguard Fixed Income Group

December 18, 2007

California Tax-Exempt Money Market Fund

Fund Profile

As of November 30, 2007

Financial Attributes

Yield	3.4%
Average Weighted Maturity	29 days
Average Quality[1]	MIG-1
Expense Ratio	0.10%

Distribution by Credit Quality[2] (% of portfolio)

MIG-1/A-1+/SP-1+/F-1+	87.3%
P-1/A-1/SP-1/F-1	12.4
AAA/AA	0.3

1  Moody’s Investors Service.

2  Ratings: Moody’s Investors Service, Standard & Poor’s, Fitch.

See page 90 for a glossary of investment terms.

California Tax-Exempt Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The annualized yield shown reflects the current earnings of the fund more closely than do the average annual returns.

Cumulative Performance: November 30, 1997–November 30, 2007

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended November 30, 2007			of a $10,000
	One Year	Five Years	Ten Years	Investment
California Tax-Exempt Money Market Fund[1]	3.55%	2.18%	2.41%	$12,689
Average California Tax-Exempt
Money Market Fund[2]	3.07	1.73	2.00	12,186

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2  Returns for the Average California Tax-Exempt Money Market Fund are derived from data provided by Lipper Inc.

California Tax-Exempt Money Market Fund

Fiscal-Year Total Returns (%): November 30, 1997—November 30, 2007
		Average
		Fund[1]
Fiscal	Total	Total
Year	Return	Return
1998	3.1%	2.8%
1999	2.8	2.4
2000	3.4	3.1
2001	2.6	2.2
2002	1.3	0.9
2003	0.9	0.5
2004	1.1	0.6
2005	2.2	1.7
2006	3.2	2.8
2007	3.6	3.1
SEC 7-Day Annualized Yield (11/30/2007): 3.43%

Average Annual Total Returns: Periods Ended September 30, 2007

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
California Tax-Exempt
Money Market Fund[2]	6/1/1987	3.55%	2.11%	2.41%

1  Returns for the Average California Tax-Exempt Money Market Fund are derived from data provided by Lipper Inc.

2  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

Note: See Financial Highlights table on page 31 for dividend information.

California Tax-Exempt Money Market Fund

Financial Statements

Statement of Net Assets

As of November 30, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

					Face	Market
			Maturity		Amount	Value•
		Coupon	Date		($000)	($000)
Municipal Bonds (100.1%)
	ABAG Finance Auth. for Non-Profit Corp.
	California (Computer History Museum) VRDO	3.530%	12/7/07	LOC	7,000	7,000
	ABAG Finance Auth. for Non-Profit Corp.
	California (La Jolla Day School) VRDO	3.520%	12/7/07	LOC	11,800	11,800
	ABAG Finance Auth. for Non-Profit Corp.
	California (San Francisco Friends) VRDO	3.450%	12/7/07	LOC	24,000	24,000
	ABAG Finance Auth. for Non-Profit Corp.
	California (Valley Christian Schools) VRDO	3.500%	12/7/07	LOC	10,200	10,200
	ABAG Finance Auth. for Non-Profit Corp.
	California (Zoological Society San Diego Zoo)
	VRDO	3.450%	12/7/07	LOC	34,825	34,825
1	ABAG Finance Auth. for Non-Profit Corp.
	California Multifamily Rev. TOB VRDO	3.770%	12/7/07		23,735	23,735
1	Alameda CA Corridor Transp. Auth. Rev.
	TOB VRDO	3.700%	12/7/07	(1)	10,100	10,100
1	Alvord CA USD TOB VRDO	3.650%	12/7/07	(1)	15,480	15,480
1	Alvord CA USD TOB VRDO	3.760%	12/7/07	(1)	5,935	5,935
1	Anaheim CA Public Finance Auth. Rev. TOB
	VRDO	3.600%	12/7/07	(1)	5,000	5,000
1	Anaheim CA Public Finance Auth. Rev. TOB
	VRDO	3.650%	12/7/07	(1)	10,885	10,885
1	Antelope Valley CA Community College Dist.
	GO TOB VRDO	3.640%	12/7/07	(1)	23,085	23,085
1	Azusa CA Public Financing Auth. Rev. TOB
	VRDO	3.650%	12/7/07	(4)	5,105	5,105
1	Bay Area Toll Auth. CA Toll Bridge Rev. TOB
	VRDO	3.600%	12/7/07		3,800	3,800
1	Bay Area Toll Auth. CA Toll Bridge Rev. TOB
	VRDO	3.600%	12/7/07		15,810	15,810
1	Bay Area Toll Auth. CA Toll Bridge Rev. TOB
	VRDO	3.630%	12/7/07		6,930	6,930
1	Bay Area Toll Auth. CA Toll Bridge Rev. TOB
	VRDO	3.640%	12/7/07		7,485	7,485
	Bay Area Toll Auth. CA Toll Bridge Rev. VRDO	3.400%	12/7/07	(2)	65,735	65,735

California Tax-Exempt Money Market Fund

					Face	Market
			Maturity		Amount	Value•
		Coupon	Date		($000)	($000)
1	Butte-Glenn CA Community College Dist.
	TOB VRDO	3.760%	12/7/07	(1)	5,785	5,785
	California Communities NT Program NT
	Participation (County of Riverside) TRAN	4.500%	6/30/08		75,000	75,364
1	California Dept. of Veteran Affairs TOB VRDO	3.640%	12/7/07		14,780	14,780
1	California Dept. of Veteran Affairs TOB VRDO	3.680%	12/7/07		15,815	15,815
1	California Dept. of Veteran Affairs Rev. TOB
	VRDO	3.720%	12/7/07		8,410	8,410
1	California Dept. of Veteran Affairs TOB VRDO	3.790%	12/7/07		8,315	8,315
1	California Educ. Fac. Auth. Rev.
	(California Institute of Technology) TOB
	VRDO	3.640%	12/7/07		7,215	7,215
1	California Educ. Fac. Auth. Rev.
	(California Institute of Technology) TOB
	VRDO	3.640%	12/7/07		13,015	13,015
	California Educ. Fac. Auth. Rev.
	(California Institute of Technology) VRDO	3.450%	12/7/07		18,300	18,300
	California Educ. Fac. Auth. Rev. (California
	Institute of Technology) VRDO	3.480%	12/7/07		20,000	20,000
	California Educ. Fac. Auth. Rev.
	(Pomona College) VRDO	3.470%	12/7/07		13,040	13,040
1	California Educ. Fac. Auth. Rev.
	(Stanford Univ.) VRDO	3.500%	12/7/07		4,580	4,580
1	California Educ. Fac. Auth. Rev.
	(Stanford Univ.) VRDO	3.500%	12/7/07		7,565	7,565
	California Educ. Fac. Auth. Rev.
	(Stanford Univ.) VRDO	3.500%	12/7/07		15,468	15,468
	California Educ. Fac. Auth. Rev.
	(Univ. of San Francisco) VRDO	3.380%	12/7/07	LOC	5,700	5,700
1	California Educ. Fac. Auth. Rev.
	(Univ. of Southern California) TOB VRDO	3.630%	12/7/07		24,750	24,750
1	California Educ. Fac. Auth. Rev. TOB PUT	3.800%	12/13/07		7,735	7,735
1	California Educ. Fac. Auth. Rev. TOB VRDO	3.650%	12/7/07		20,615	20,615
	California GO (Kindergarten-Univ.) VRDO	3.490%	12/3/07	LOC	775	775
	California GO CP	3.430%	12/12/07		41,000	41,000
	California GO CP	3.370%	1/15/08		15,000	15,000
1	California GO TOB VRDO	3.610%	12/7/07	(2)	3,420	3,420
1	California GO TOB VRDO	3.620%	12/7/07	(4)	58,155	58,155
1	California GO TOB VRDO	3.640%	12/7/07	(4)(3)(1)	26,095	26,095
1	California GO TOB VRDO	3.640%	12/7/07	(4)	18,465	18,465
1	California GO TOB VRDO	3.640%	12/7/07	(10)	21,520	21,520
1	California GO TOB VRDO	3.650%	12/7/07	(2)	4,970	4,970
1	California GO TOB VRDO	3.670%	12/7/07	(3)	2,070	2,070
1	California GO TOB VRDO	3.680%	12/7/07	(3)	12,780	12,780
1	California GO TOB VRDO	3.680%	12/7/07	(1)	5,220	5,220
1	California GO TOB VRDO	3.760%	12/7/07	(1)	5,645	5,645
	California GO VRDO	3.380%	12/3/07	LOC	10,200	10,200
	California GO VRDO	3.400%	12/3/07	LOC	35,350	35,350
	California GO VRDO	3.450%	12/3/07	LOC	11,240	11,240
	California GO VRDO	3.450%	12/7/07	LOC	59,300	59,300

California Tax-Exempt Money Market Fund

					Face	Market
			Maturity		Amount	Value•
		Coupon	Date		($000)	($000)
	California GO VRDO	3.500%	12/7/07	LOC	22,500	22,500
	California GO VRDO	3.520%	12/7/07	LOC	37,840	37,840
	California Health Fac. Finance Auth. Rev.
	(Adventist Health System West Sutter Health)	3.460%	12/7/07	LOC	7,900	7,900
	VRDO
	California Health Fac. Finance Auth. Rev.
	(Adventist Health System West Sutter Health)	3.460%	12/7/07	LOC	11,800	11,800
	VRDO
	California Health Fac. Finance Auth. Rev.
	(Catholic Healthcare West) VRDO	3.450%	12/7/07	LOC	58,300	58,300
	California Health Fac. Finance Auth. Rev.
	(Catholic Healthcare West) VRDO	3.470%	12/7/07	LOC	25,000	25,000
	California Health Fac. Finance Auth. Rev.
	(Catholic Healthcare West) VRDO	3.530%	12/7/07	(1)	7,300	7,300
	California Health Fac. Finance Auth. Rev.
	(Memorial Health Services) VRDO	3.520%	12/7/07		69,980	69,980
	California Health Fac. Finance Auth. Rev.
	(Pitzer College) VRDO	3.470%	12/7/07	LOC	7,665	7,665
1	California Health Fac. Finance Auth. Rev. TOB
	VRDO	3.640%	12/7/07		30,320	30,320
1	California Health Fac. Finance Auth. Rev. TOB
	VRDO	3.640%	12/7/07		2,425	2,425
1	California Health Fac. Finance Auth. Rev. TOB
	VRDO	3.650%	12/7/07		9,600	9,600
1	California Health Fac. Finance Auth. Rev. TOB
	VRDO	3.650%	12/7/07		21,100	21,100
1	California Health Fac. Finance Auth. Rev. TOB
	VRDO	3.650%	12/7/07		7,880	7,880
1	California Health Fac. Finance Auth. Rev. TOB
	VRDO	3.720%	12/7/07		25,000	25,000
	California Housing Finance Agency
	Home Mortgage Rev. VRDO	3.600%	12/3/07		26,745	26,745
	California Housing Finance Agency
	Home Mortgage Rev. VRDO	3.600%	12/3/07		30,000	30,000
	California Housing Finance Agency
	Home Mortgage Rev. VRDO	3.600%	12/3/07		11,200	11,200
	California Housing Finance Agency
	Home Mortgage Rev. VRDO	3.590%	12/7/07		31,370	31,370
	California Housing Finance Agency
	Home Mortgage Rev. VRDO	3.600%	12/7/07	(4)	21,815	21,815
	California Housing Finance Agency
	Home Mortgage Rev. VRDO	3.630%	12/7/07	(4)	3,600	3,600
	California Housing Finance Agency
	Home Mortgage Rev. VRDO	3.630%	12/7/07	(4)	4,200	4,200
	California Housing Finance Agency
	Home Mortgage Rev. VRDO	3.630%	12/7/07		53,000	53,000
	California Housing Finance Agency
	Home Mortgage Rev. VRDO	3.690%	12/7/07		61,575	61,575
1	California Housing Finance Agency
	Home Mortgage TOB VRDO	3.680%	12/7/07		12,860	12,860

California Tax-Exempt Money Market Fund

					Face	Market
			Maturity		Amount	Value•
		Coupon	Date		($000)	($000)
1	California Housing Finance Agency
	Home Mortgage TOB VRDO	3.680%	12/7/07		8,000	8,000
1	California Housing Finance Agency
	Home Mortgage TOB VRDO	3.700%	12/7/07		13,105	13,105
1	California Housing Finance Agency
	Home Mortgage TOB VRDO	3.720%	12/7/07		7,500	7,500
1	California Housing Finance Agency
	Home Mortgage TOB VRDO	3.720%	12/7/07		5,000	5,000
1	California Housing Finance Agency
	Home Mortgage TOB VRDO	3.790%	12/7/07		5,000	5,000
1	California Housing Finance Agency
	Home Mortgage TOB VRDO	4.000%	12/7/07		9,605	9,605
	California Housing Finance Agency
	Single Family Mortgage Rev. VRDO	3.600%	12/7/07	(2)	19,900	19,900
	California Housing Finance Agency
	Single Family Mortgage Rev. VRDO	3.600%	12/7/07		48,500	48,500
	California Housing Finance Agency
	Single Family Mortgage Rev. VRDO	3.600%	12/7/07		41,365	41,365
	California Housing Finance Agency
	Single Family Mortgage Rev. VRDO	3.610%	12/7/07		50,855	50,855
	California Housing Finance Agency
	Single Family Mortgage Rev. VRDO	3.690%	12/7/07		7,490	7,490
1	California Housing Finance Agency TOB VRDO	3.680%	12/7/07		7,910	7,910
1	California Housing Finance Agency TOB VRDO	3.680%	12/7/07		12,000	12,000
	California Infrastructure & Econ. Dev. Bank Rev.
	(Asian Art Museum) VRDO	3.400%	12/3/07	(1)	80,650	80,650
	California Infrastructure & Econ. Dev. Bank Rev.
	(Contemporary Jewish Museum) VRDO	3.440%	12/3/07	LOC	22,490	22,490
	California Infrastructure & Econ. Dev. Bank Rev.
	(J Paul Getty Trust) VRDO	3.490%	12/3/07		18,900	18,900
	California Infrastructure & Econ. Dev. Bank Rev.
	(J. Paul Getty Trust) VRDO	3.400%	12/3/07		22,775	22,775
	California Infrastructure & Econ. Dev. Bank Rev.
	(J. Paul Getty Trust) VRDO	3.400%	12/3/07		12,100	12,100
	California Infrastructure & Econ. Dev. Bank Rev.
	(San Francisco Ballet) VRDO	3.400%	12/3/07	(3)	15,100	15,100
1	California Infrastructure & Econ. Dev. Bank Rev.
	TOB PUT	3.730%	3/6/08	(3)	5,970	5,970
1	California Infrastructure & Econ. Dev. Bank Rev.
	TOB VRDO	3.650%	12/7/07	(2)	44,740	44,740
1	California Public Works Board Lease Rev.
	(Dept. of Corrections) TOB VRDO	3.680%	12/7/07	(1)	9,540	9,540
1	California Public Works Board Lease Rev.
	(Regents Univ. of California) TOB VRDO	3.680%	12/7/07	(3)	11,230	11,230
1	California Public Works Board Lease Rev.
	(UCLA Hosp.) TOB VRDO	3.680%	12/7/07	(3)	4,815	4,815
1	California Public Works Board Lease Rev.
	(Univ. of California) TOB VRDO	3.680%	12/7/07	(1)	27,595	27,595
	California RAN	4.000%	6/30/08		75,000	75,269
	California School Cash Reserve Program

California Tax-Exempt Money Market Fund

					Face	Market
			Maturity		Amount	Value•
		Coupon	Date		($000)	($000)
	Auth. Pool TRAN	4.250%	7/1/08	(2)	87,000	87,310
1	California State Dept. of Water Resources
	Power Supply Rev. TOB VRDO	3.640%	12/7/07	(10)	25,825	25,825
1	California State Dept. of Water Resources
	Power Supply Rev. TOB VRDO	3.650%	12/7/07	(2)	26,615	26,615
	California State Dept. of Water Resources
	Power Supply Rev. VRDO	3.380%	12/3/07	LOC	3,300	3,300
	California State Dept. of Water Resources
	Power Supply Rev. VRDO	3.400%	12/3/07	LOC	9,005	9,005
	California State Dept. of Water Resources
	Power Supply Rev. VRDO	3.430%	12/3/07	LOC	13,550	13,550
	California State Dept. of Water Resources
	Power Supply Rev. VRDO	3.430%	12/3/07	LOC	21,230	21,230
	California State Dept. of Water Resources
	Power Supply Rev. VRDO	3.430%	12/3/07	LOC	10,000	10,000
	California State Dept. of Water Resources
	Power Supply Rev. VRDO	3.490%	12/3/07	LOC	21,800	21,800
	California State Dept. of Water Resources
	Power Supply Rev. VRDO	3.450%	12/7/07	LOC	43,400	43,400
	California State Dept. of Water Resources
	Power Supply Rev. VRDO	3.450%	12/7/07	LOC	20,800	20,800
	California State Dept. of Water Resources
	Power Supply Rev. VRDO	3.470%	12/7/07	(3)	149,500	149,500
	California State Dept. of Water Resources
	Power Supply Rev. VRDO	3.480%	12/7/07	LOC	51,550	51,550
	California State Dept. of Water Resources
	Power Supply Rev. VRDO	3.500%	12/7/07	LOC	5,195	5,195
	California State Dept. of Water Resources
	Power Supply Rev. VRDO	3.550%	12/7/07	LOC	133,900	133,900
	California State Dept. of Water Resources
	Power Supply Rev. VRDO	3.550%	12/7/07	(3)	8,000	8,000
	California State Econ. Recovery Bonds PUT	5.000%	7/1/08		12,925	13,037
1	California State Econ. Recovery Bonds TOB
	VRDO	3.640%	12/7/07		5,030	5,030
1	California State Econ. Recovery Bonds TOB
	VRDO	3.720%	12/7/07		51,800	51,800
	California State Econ. Recovery Bonds VRDO	3.380%	12/3/07		19,565	19,565
	California State Econ. Recovery Bonds VRDO	3.380%	12/3/07		11,860	11,860
	California State Econ. Recovery Bonds VRDO	3.400%	12/3/07	LOC	15,300	15,300
	California State Econ. Recovery Bonds VRDO	3.400%	12/3/07	LOC	3,100	3,100
	California State Econ. Recovery Bonds VRDO	3.430%	12/3/07		45,775	45,775
	California State Econ. Recovery Bonds VRDO	3.490%	12/3/07		21,500	21,500
	California State Econ. Recovery Bonds VRDO	3.400%	12/7/07	LOC	28,200	28,200
	California State Econ. Recovery Bonds VRDO	3.460%	12/7/07	(10)	7,955	7,955
	California State Econ. Recovery Bonds VRDO	3.460%	12/7/07	(10)	62,875	62,875
	California State Econ. Recovery Bonds VRDO	3.460%	12/7/07	(10)	16,000	16,000
	California State Econ. Recovery Bonds VRDO	3.500%	12/7/07	(10)	10,000	10,000
	California State Econ. Recovery Bonds VRDO	3.550%	12/7/07	(10)	49,920	49,920

California Tax-Exempt Money Market Fund

					Face	Market
			Maturity		Amount	Value•
		Coupon	Date		($000)	($000)
1	California State Univ. Rev. Systemwide TOB
	VRDO	3.650%	12/7/07	(4)	4,695	4,695
1	California State Univ. Rev. Systemwide TOB
	VRDO	3.680%	12/7/07	(4)	6,700	6,700
1	California State Univ. TOB VRDO	3.600%	12/7/07	(1)	2,975	2,975
1	California State Univ. TOB VRDO	3.630%	12/7/07	(1)	42,420	42,420
1	California State Univ. TOB VRDO	3.640%	12/7/07	(1)	19,925	19,925
1	California State Univ. TOB VRDO	3.640%	12/7/07	(4)	12,455	12,455
1	California State Univ. TOB VRDO	3.640%	12/7/07	(4)	2,295	2,295
1	California State Univ. TOB VRDO	3.680%	12/7/07	(1)	5,800	5,800
1	California State Univ. TOB VRDO	3.700%	12/7/07	(2)(4)	67,455	67,455
1	California Statewide Community Dev. Auth.
	Multifamily Housing (Casa Real Apartments)
	TOB VRDO	3.770%	12/7/07		18,035	18,035
1	California Statewide Community Dev. Auth.
	Multifamily Housing TOB VRDO	3.640%	12/7/07		34,450	34,450
	California Statewide Community Dev. Auth.
	Multifamily Rev. (Knoll Apartments) VRDO	3.610%	12/7/07	LOC	12,715	12,715
	California Statewide Community Dev. Auth.
	Multifamily Rev. (Valley Palms Apartments) VRDO	3.610%	12/7/07	LOC	13,500	13,500
	California Statewide Community Dev. Auth. Rev.
	(American Baptist Homes West) VRDO	3.490%	12/7/07	LOC	7,100	7,100
	California Statewide Community Dev. Auth. Rev.
	(Azusa Pacific Univ. Project) VRDO	3.530%	12/7/07	LOC	20,000	20,000
	California Statewide Community Dev. Auth. Rev.
	(Kaiser Permanente) VRDO	3.500%	12/7/07		26,800	26,800
	California Statewide Community Dev. Auth. Rev.
	(Kaiser Permanente) VRDO	3.530%	12/7/07		21,300	21,300
	California Statewide Community Dev. Auth. Rev.
	(Museum of Art) VRDO	3.450%	12/7/07	(3)	6,125	6,125
1	California Statewide Community Dev. Auth. Rev.
	(Salk Institute) TOB VRDO	3.760%	12/7/07	(1)	5,625	5,625
	California Statewide Community Dev. Auth. Rev.
	(Univ. of San Diego) VRDO	3.530%	12/7/07	LOC	18,415	18,415
1	California Statewide Community Dev. Auth. Rev.
	TOB VRDO	3.640%	12/7/07		10,875	10,875
1	Calleguas-Las Virgines CA Muni. Water Dist.
	Rev.TOB VRDO	3.760%	12/7/07	(3)	8,330	8,330
1	Coast CA Community College Dist. TOB VRDO	3.640%	12/7/07	(4)	7,480	7,480
	Contra Costa CA Housing Finance Agency Home
	Mortgage Rev. (Park Regency) VRDO	3.580%	12/7/07	LOC	42,200	42,200
	Contra Costa CA TRAN	4.500%	12/11/07		30,000	30,009
1	Contra Costa CA Water Dist. Rev. TOB VRDO	3.650%	12/7/07	(1)	11,970	11,970
1	Contra Costa CA Water Dist. Rev. TOB VRDO	3.680%	12/7/07	(4)	5,640	5,640
	Contra Costa County CA MFH Pleasant Hill PUT	3.650%	8/1/08		25,000	25,000
1	Contra Costa County CA Public Financing
	Lease Rev. TOB VRDO	3.680%	12/7/07	(1)	7,200	7,200
	Dublin San Ramon CA Services Dist. East Bay
	Muni. Util. Dist. Recycled Water Auth. CP	3.480%	12/6/07	LOC	50,000	50,000

California Tax-Exempt Money Market Fund

					Face	Market
			Maturity		Amount	Value•
		Coupon	Date		($000)	($000)
	East Bay CA Muni. Util. Dist. Waste Water
	System Rev. CP	3.500%	12/4/07		40,600	40,600
	East Bay CA Muni. Util. Dist. Waste Water
	System Rev. CP	3.500%	12/7/07		30,000	30,000
	East Bay CA Muni. Util. Dist. Waste Water
	System Rev. VRDO	3.480%	12/7/07	(10)	23,200	23,200
	East Bay CA Muni. Util. Dist. Waste
	Water System Rev. VRDO	3.550%	12/7/07	(10)	13,100	13,100
1	East Bay CA Muni. Util. Dist. Water
	System Rev. TOB VRDO	3.630%	12/7/07	(1)	19,800	19,800
1	East Bay CA Muni. Util. Dist. Water
	System Rev. TOB VRDO	3.660%	12/7/07	(3)	37,800	37,800
1	East Bay CA Muni. Util. Dist. Water System
	Rev. TOB VRDO	3.680%	12/7/07	(3)	32,460	32,460
	East Bay CA Muni. Util. Dist. Water System
	Rev. VRDO	3.460%	12/7/07	(10)	13,890	13,890
	East Bay CA Muni. Util. Dist. Water System
	Rev. VRDO	3.470%	12/7/07	(10)	38,450	38,450
	East Bay CA Muni. Util. Dist. Water System
	Rev. VRDO	3.480%	12/7/07	(4)	51,310	51,310
	East Bay CA Muni. Util. Dist. Water System
	Rev. VRDO	3.550%	12/7/07	(10)	45,410	45,410
1	Fontana CA Public Finance Auth. Tax Allocation
	Rev. TOB VRDO	3.680%	12/7/07	(2)	1,975	1,975
	Fresno County CA TRAN	4.500%	6/30/08		60,000	60,284
1	Golden State Tobacco Securitization Corp.
	California TOB VRDO	3.650%	12/7/07		45,000	45,000
1	Golden State Tobacco Securitization Corp.
	California TOB VRDO	3.670%	12/7/07	(3)	17,830	17,830
1	Golden State Tobacco Securitization Corp.
	California TOB VRDO	3.700%	12/7/07	(3)	5,000	5,000
1	Golden West Schools Funding Auth. CA TOB	3.750%	3/13/08	(2)	6,115	6,115
1	Golden West Schools Funding Auth. CA TOB
	PUT VRDO	3.640%	12/7/07	(1)	7,250	7,250
1	Golden West Schools Funding Auth. CA TOB
	VRDO	3.760%	12/7/07	(1)	6,150	6,150
1	GS Pool Trust TOB VRDO	3.680%	12/7/07		6,691	6,691
1	Hacienda La Puente CA USD TOB PUT	3.420%	3/13/08	(4)	9,680	9,680
1	Hacienda La Puente CA USD TOB VRDO	3.600%	12/7/07	(4)	5,720	5,720
1	Huntington Beach CA Union High School Dist.
	GO TOB VRDO	3.760%	12/7/07	(4)	4,790	4,790
	Irvine CA Assessment Dist. Improvement
	Bonds VRDO	3.440%	12/3/07	LOC	5,697	5,697
	Irvine CA Ranch Water Dist. Rev. VRDO	3.360%	12/3/07	LOC	3,800	3,800
	Kern County CA TRAN	4.500%	6/30/08		52,000	52,257
1	Lodi CA USD GO TOB VRDO	3.680%	12/7/07	(4)	10,220	10,220
1	Long Beach CA Harbor Rev. TOB PUT	3.800%	3/13/08	(3)	7,785	7,785
1	Long Beach CA Harbor Rev. TOB VRDO	3.620%	12/7/07	(1)	9,745	9,745

California Tax-Exempt Money Market Fund

					Face	Market
			Maturity		Amount	Value•
		Coupon	Date		($000)	($000)
1	Long Beach CA Harbor Rev. TOB VRDO	3.620%	12/7/07	(1)	1,795	1,795
1	Long Beach CA Harbor Rev. TOB VRDO	3.630%	12/7/07	(3)	6,570	6,570
1	Long Beach CA Harbor Rev. TOB VRDO	3.680%	12/7/07	(3)	6,710	6,710
1	Long Beach CA Harbor Rev. TOB VRDO	3.680%	12/7/07	(1)	8,160	8,160
1	Long Beach CA Harbor Rev. TOB VRDO	3.680%	12/7/07	(1)	2,560	2,560
1	Long Beach CA Harbor Rev. TOB VRDO	3.680%	12/7/07	(1)	21,590	21,590
1	Long Beach CA Harbor Rev. TOB VRDO	3.700%	12/7/07	(1)	16,235	16,235
1	Long Beach CA Harbor Rev. TOB VRDO	3.700%	12/7/07	(1)	5,425	5,425
1	Long Beach CA Harbor Rev. TOB VRDO	3.700%	12/7/07	(1)	5,175	5,175
	Long Beach CA Harbor Rev. VRDO	3.620%	12/7/07	(1)	65,870	65,870
	Long Beach CA Water Rev. CP	3.350%	1/10/08		6,000	6,000
	Los Angeles CA Community College Dist. GO	4.000%	8/1/08		17,000	17,078
1	Los Angeles CA Community College Dist. GO
	TOB VRDO	3.680%	12/7/07	(3)	9,010	9,010
	Los Angeles CA Community Redev. Agency
	Multifamily Housing Rev. (Hollywood & Vine
	Apartments) VRDO	3.610%	12/7/07		25,000	25,000
1	Los Angeles CA Community Redev. Agency
	Multifamily Housing Rev. (The Alexandria) TOB VRDO	3.730%	12/7/07		20,390	20,390
	Los Angeles CA Convention & Exhibit Center
	Auth. Lease Rev. VRDO	3.480%	12/7/07	(2)	16,325	16,325
	Los Angeles CA Dept. of Airports International
	Airport Rev. VRDO	3.500%	12/7/07	LOC	20,000	20,000
	Los Angeles CA Dept. of Water & Power Rev. CP	3.300%	2/7/08		10,000	10,000
1	Los Angeles CA Dept. of Water & Power Rev.
	TOB VRDO	3.600%	12/7/07	(4)	15,630	15,630
1	Los Angeles CA Dept. of Water & Power Rev.
	TOB VRDO	3.600%	12/7/07	(1)	8,350	8,350
1	Los Angeles CA Dept. of Water & Power Rev.
	TOB VRDO	3.630%	12/7/07	(2)	17,555	17,555
1	Los Angeles CA Dept. of Water & Power Rev.
	TOB VRDO	3.630%	12/7/07	(2)	56,250	56,250
1	Los Angeles CA Dept. of Water & Power Rev.
	TOB VRDO	3.640%	12/7/07	(4)	25,000	25,000
1	Los Angeles CA Dept. of Water & Power Rev.
	TOB VRDO	3.640%	12/7/07	(2)	30,645	30,645
1	Los Angeles CA Dept. of Water & Power Rev.
	TOB VRDO	3.640%	12/7/07	(2)	30,645	30,645
1	Los Angeles CA Dept. of Water & Power Rev.
	TOB VRDO	3.650%	12/7/07	(4)	13,000	13,000
1	Los Angeles CA Dept. of Water & Power Rev.
	TOB VRDO	3.680%	12/7/07	(4)	5,050	5,050
1	Los Angeles CA Dept. of Water & Power Rev.
	TOB VRDO	3.690%	12/7/07	(2)(4)	10,000	10,000
	Los Angeles CA Dept. of Water & Power Rev.
	VRDO	3.450%	12/3/07		15,000	15,000
	Los Angeles CA Dept. of Water & Power Rev.
	VRDO	3.460%	12/3/07		3,000	3,000

California Tax-Exempt Money Market Fund

					Face	Market
			Maturity		Amount	Value•
		Coupon	Date		($000)	($000)
	Los Angeles CA Dept. of Water & Power Rev.
	VRDO	3.400%	12/7/07		20,000	20,000
	Los Angeles CA Dept. of Water & Power Rev.
	VRDO	3.460%	12/7/07		22,000	22,000
	Los Angeles CA Dept. of Water & Power Rev.
	VRDO	3.470%	12/7/07		52,350	52,350
	Los Angeles CA Dept. of Water & Power Rev.
	VRDO	3.470%	12/7/07		43,000	43,000
	Los Angeles CA Dept. of Water & Power Rev.
	VRDO	3.480%	12/7/07		32,925	32,925
	Los Angeles CA Dept. of Water & Power Rev.
	VRDO	3.480%	12/7/07		30,000	30,000
1	Los Angeles CA Harbor Dept. Rev. TOB VRDO	3.680%	12/7/07	(2)	6,250	6,250
	Los Angeles CA Multifamily Housing Rev.
	(Fountain Park) VRDO	3.620%	12/7/07	LOC	18,468	18,468
	Los Angeles CA Multifamily Housing Rev.
	(San Regis) VRDO	3.610%	12/7/07	LOC	23,600	23,600
1	Los Angeles CA Muni. Improvement Lease Rev.
	TOB VRDO	3.710%	12/7/07	(3)	29,685	29,685
1	Los Angeles CA TOB PUT	3.730%	3/6/08	(1)	5,195	5,195
1	Los Angeles CA TOB VRDO	3.640%	12/7/07	(1)	12,760	12,760
	Los Angeles CA USD COP VRDO	3.460%	12/7/07	(4)	13,650	13,650
1	Los Angeles CA USD GO TOB VRDO	3.580%	12/7/07	(4)	12,795	12,795
1	Los Angeles CA USD GO TOB VRDO	3.600%	12/7/07	(2)	4,495	4,495
1	Los Angeles CA USD GO TOB VRDO	3.600%	12/7/07	(1)	10,025	10,025
1	Los Angeles CA USD GO TOB VRDO	3.600%	12/7/07	(2)	6,355	6,355
1	Los Angeles CA USD GO TOB VRDO	3.620%	12/7/07	(4)	14,815	14,815
1	Los Angeles CA USD GO TOB VRDO	3.630%	12/7/07	(2)	12,050	12,050
1	Los Angeles CA USD GO TOB VRDO	3.640%	12/7/07	(2)	3,840	3,840
1	Los Angeles CA USD GO TOB VRDO	3.640%	12/7/07	(2)	20,715	20,715
1	Los Angeles CA USD GO TOB VRDO	3.640%	12/7/07	(1)	6,765	6,765
1	Los Angeles CA USD GO TOB VRDO	3.650%	12/7/07	(3)	1,775	1,775
1	Los Angeles CA USD GO TOB VRDO	3.650%	12/7/07	(2)	25,740	25,740
1	Los Angeles CA USD GO TOB VRDO	3.650%	12/7/07	(1)(4)	46,900	46,900
1	Los Angeles CA USD GO TOB VRDO	3.660%	12/7/07	(4)	9,045	9,045
1	Los Angeles CA USD GO TOB VRDO	3.680%	12/7/07	(3)	8,340	8,340
1	Los Angeles CA USD GO TOB VRDO	3.680%	12/7/07	(3)	11,120	11,120
1	Los Angeles CA USD GO TOB VRDO	3.680%	12/7/07	(3)	2,990	2,990
1	Los Angeles CA USD GO TOB VRDO	3.680%	12/7/07	(2)	8,260	8,260
1	Los Angeles CA USD GO TOB VRDO	3.680%	12/7/07	(4)	8,160	8,160
1	Los Angeles CA USD GO TOB VRDO	3.680%	12/7/07	(4)	20,945	20,945
1	Los Angeles CA USD GO TOB VRDO	3.680%	12/7/07	(1)	11,990	11,990
1	Los Angeles CA USD GO TOB VRDO	3.690%	12/7/07	(3)(4)	51,975	51,975
1	Los Angeles CA USD GO TOB VRDO	3.760%	12/7/07	(1)(3)	5,210	5,210
1	Los Angeles CA USD GO TOB VRDO	3.760%	12/7/07	(3)	3,245	3,245
1	Los Angeles CA USD GO TOB VRDO	3.760%	12/7/07	(1)	5,290	5,290
1	Los Angeles CA USD TRAN	4.250%	12/3/07		51,180	51,182
1	Los Angeles CA USD TRAN	4.000%	12/29/08		50,000	50,419

California Tax-Exempt Money Market Fund

					Face	Market
			Maturity		Amount	Value•
		Coupon	Date		($000)	($000)
1	Los Angeles CA Wastewater System Rev. CP	3.340%	3/6/08		30,000	30,000
1	Los Angeles CA Wastewater System Rev.
	TOB VRDO	3.630%	12/7/07	(4)	32,750	32,750
1	Los Angeles CA Wastewater System Rev.
	TOB VRDO	3.640%	12/7/07	(4)	8,595	8,595
1	Los Angeles CA Wastewater System Rev.
	TOB VRDO	3.640%	12/7/07	(1)	29,035	29,035
1	Los Angeles CA Wastewater System Rev.
	TOB VRDO	3.650%	12/7/07	(1)	25,000	25,000
1	Los Angeles CA Wastewater System Rev.
	TOB VRDO	3.650%	12/7/07	(1)	19,730	19,730
1	Los Angeles CA Wastewater System Rev.
	TOB VRDO	3.680%	12/7/07	(3)	15,899	15,899
1	Los Angeles CA Wastewater System Rev. VRDO	3.480%	12/7/07	(3)	22,485	22,485
1	Los Angeles County CA Housing Auth.
	Multifamily Housing Rev. VRDO	3.550%	12/7/07	LOC	6,290	6,290
	Los Angeles County CA Housing Auth.
	Multifamily Housing Rev. VRDO	3.500%	12/7/07	LOC	10,000	10,000
	Los Angeles County CA Metro. Transp. Auth. CP	3.340%	3/6/08	LOC	10,000	10,000
1	Los Angeles County CA Metro. Transp. Auth.
	Sales Tax Rev. TOB VRDO	3.630%	12/7/07	(1)	24,750	24,750
1	Los Angeles County CA Metro. Transp. Auth.
	Sales Tax Rev. TOB VRDO	3.700%	12/7/07	(1)	9,655	9,655
1	Los Angeles County CA Sanitation Dist. Financing
	Auth Rev. TOB VRDO	3.650%	12/7/07	(2)	20,060	20,060
1	Los Angeles County CA TRAN	4.500%	6/30/08		81,000	81,401
1	Manteca CA Redev. Agency Tax Allocation Rev.
	VRDO	3.530%	12/3/07	(10)	4,150	4,150
1	Metro. Water Dist. of Southern California Rev.
	TOB VRDO	3.630%	12/7/07		38,950	38,950
1	Metro. Water Dist. of Southern California Rev.
	TOB VRDO	3.640%	12/7/07		50,740	50,740
1	Metro. Water Dist. of Southern California Rev. VRDO	3.380%	12/3/07		41,700	41,700
	Metro. Water Dist. of Southern California Rev. VRDO	3.450%	12/3/07		8,100	8,100
	Metro. Water Dist. of Southern California Rev. VRDO	3.460%	12/3/07		2,400	2,400
	Metro. Water Dist. of Southern California Rev. VRDO	3.500%	12/3/07		31,400	31,400
	Metro. Water Dist. of Southern California Rev. VRDO	3.390%	12/7/07		19,300	19,300

California Tax-Exempt Money Market Fund

					Face	Market
			Maturity		Amount	Value•
		Coupon	Date		($000)	($000)
	Metro. Water Dist. of Southern California Rev. VRDO	3.390%	12/7/07		34,400	34,400
	Metro. Water Dist. of Southern California Rev. VRDO	3.440%	12/7/07		19,790	19,790
	Metro. Water Dist. of Southern California Rev. VRDO	3.450%	12/7/07		33,300	33,300
	Metro. Water Dist. of Southern California Rev. VRDO	3.450%	12/7/07		19,000	19,000
	Metro. Water Dist. of Southern California Rev. VRDO	3.450%	12/7/07		21,300	21,299
	Metro. Water Dist. of Southern California Rev. VRDO	3.470%	12/7/07		5,290	5,290
	Metro. Water Dist. of Southern California Rev. VRDO	3.480%	12/7/07		32,055	32,055
	Metro. Water Dist. of Southern California Rev. VRDO	3.480%	12/7/07		26,900	26,900
	Metro. Water Dist. of Southern California Rev. VRDO	3.480%	12/7/07		10,400	10,400
	Metro. Water Dist. of Southern California Rev. VRDO	3.480%	12/7/07		11,490	11,490
	Metro. Water Dist. of Southern California Rev. VRDO	3.480%	12/7/07		17,600	17,600
	Mission Viejo CA Community Dev. Financing
	Auth. (Mission Viejo Mall Improvement) VRDO	3.500%	12/7/07	LOC	27,500	27,500
1	Modesto CA Irrigation Dist. COP TOB VRDO	3.620%	12/7/07	(1)	20,245	20,245
1	Modesto CA Irrigation Dist. COP TOB VRDO	3.680%	12/7/07	(2)	2,265	2,265
1	Montebello CA USD GO TOB VRDO	3.760%	12/7/07	(1)	7,385	7,385
1	Mt. Diablo CA USD GO TOB VRDO	3.600%	12/7/07	(3)	3,000	3,000
	Mt. Diablo CA USD TRAN	4.000%	11/29/08		10,000	10,068
	Northern California Power Agency
	(Hydroelectric Project) VRDO	3.500%	12/7/07	(1)	9,250	9,250
1	Oakland CA Joint Powers Financing Auth. Lease
	Rev. TOB VRDO	3.760%	12/7/07	(2)	6,935	6,935
1	Oakland CA Redev. Agency Tax Allocation
	(Central Dist.) PUT	3.730%	3/6/08	(2)	13,710	13,710
1	Oakland CA Sewer Rev. TOB VRDO	3.600%	12/7/07	(4)	2,435	2,435
	Oakland CA TRAN	4.500%	7/11/08		35,000	35,172
	Oceanside CA Multifamily Housing Rev.
	(Lakeridge Apartments) VRDO	3.460%	12/7/07	LOC	36,940	36,940
	Orange County CA Sanitation Dist. COP VRDO	3.400%	12/3/07		114,675	114,675
	Orange County CA Sanitation Dist. COP VRDO	3.470%	12/3/07		3,200	3,200
	Orange County CA Sanitation Dist. COP VRDO	3.500%	12/7/07	(2)	30,755	30,755
	Orange County CA Water Dist. COP VRDO	3.450%	12/7/07		25,000	25,000
	Otay CA Water Dist. (Capital Project) COP VRDO	3.500%	12/7/07	LOC	9,400	9,400

California Tax-Exempt Money Market Fund

				Face		Market
			Maturity	Amount		Value•
		Coupon	Date	($000)		($000)
1	Palmdale CA Community Redev. Agency Single
	Family Mortgage TOB VRDO	3.700%	12/7/07	(7)	5,815	5,815
	Pasadena CA COP (City Hall & Park
	Improvement Project) VRDO	3.500%	12/7/07	(2)	38,000	38,000
	Pittsburg CA Redev. Agency Tax Allocation
	(Los Medanos Community Dev.) VRDO	3.530%	12/3/07	(2)	9,000	9,000
1	Pomona CA Public Finance Auth. Rev. TOB VRDO	3.650%	12/7/07	(2)	28,670	28,670
	Port of Oakland CA CP	3.370%	1/18/08	LOC	115,018	115,018
1	Port of Oakland CA Rev. TOB VRDO	3.620%	12/7/07	(3)	4,730	4,730
1	Port of Oakland CA Rev. TOB VRDO	3.670%	12/7/07	(3)	5,715	5,715
1	Port of Oakland CA Rev. TOB VRDO	3.680%	12/7/07	(1)	8,340	8,340
1	Port of Oakland CA Rev. TOB VRDO	3.680%	12/7/07	(3)	5,320	5,320
1	Port of Oakland CA Rev. TOB VRDO	3.700%	12/7/07	(3)	5,155	5,155
1	Port of Oakland CA Rev. TOB VRDO	3.710%	12/7/07	(3)	3,803	3,803
1	Rancho Santiago CA Community College Dist.
	TOB VRDO	3.650%	12/7/07	(4)	17,965	17,965
1	Riverside CA Community College Dist. TOB VRDO	3.600%	12/7/07	(4)	5,425	5,425
1	Riverside County CA (Election 2003) TOB VRDO	3.760%	12/7/07	(10)	5,185	5,185
1	Roseville CA TOB VRDO	3.760%	12/7/07	(1)	5,650	5,650
1	Sacramento CA Financing Auth. Lease Rev.
	TOB VRDO	3.650%	12/7/07	(2)	16,940	16,940
1	Sacramento CA Housing Auth. Multifamily Rev.
	TOB VRDO	3.720%	12/7/07	LOC	9,435	9,435
1	Sacramento CA Muni. Util. Dist. Rev. TOB VRDO	3.600%	12/7/07	(1)	2,080	2,080
1	Sacramento CA Muni. Util. Dist. Rev. TOB VRDO	3.670%	12/7/07	(3)	9,935	9,935
1	Sacramento CA Muni. Util. Dist. Rev. TOB VRDO	3.680%	12/7/07	(3)	15,925	15,925
1	Sacramento County CA (Administration
	Center & Courthouse) VRDO	3.550%	12/7/07	LOC	27,230	27,230
1	Sacramento County CA Sanitation Dist. Financing
	Auth. Rev. TOB VRDO	3.620%	12/7/07	(3)	3,025	3,025
1	Sacramento County CA Sanitation Dist. Financing
	Auth. Rev. TOB VRDO	3.680%	12/7/07	(3)	6,665	6,665
1	Sacramento County CA Sanitation Dist. Financing
	Auth. TOB VRDO	3.640%	12/7/07	(2)	10,375	10,375
1	Sacramento County CA Sanitation Dist. Financing
	Auth. TOB VRDO	3.640%	12/7/07	(2)	7,000	7,000
1	Sacramento County CA Sanitation Dist. Financing
	Auth. TOB VRDO	3.650%	12/7/07	(1)	15,420	15,420
	Sacramento County CA TRAN	4.250%	7/9/08		50,000	50,176
1	San Diego CA Community College Dist.
	GO TOB VRDO	3.600%	12/7/07	(4)	5,300	5,300
1	San Diego CA Community College Dist.
	GO TOB VRDO	3.600%	12/7/07	(4)	7,350	7,350
1	San Diego CA Community College Dist.
	GO TOB VRDO	3.650%	12/7/07	(4)	5,170	5,170
1	San Diego CA Community College Dist.
	GO TOB VRDO	3.680%	12/7/07	(4)	10,350	10,350
1	San Diego CA Community College Dist.
	GO TOB VRDO	3.690%	12/7/07	(4)	37,985	37,985
	San Diego CA County & School Dist. TRAN	4.500%	6/30/08		30,450	30,604
1	San Diego CA CTFS Undividedint Water
	Utility Fund Rev. TOB VRDO	3.670%	12/7/07	(3)	7,785	7,785
	San Diego CA Housing Auth. Multifamily
	Housing Rev. (Canyon Rim Apartments) VRDO	3.610%	12/7/07	LOC	32,440	32,440
1	San Diego CA USD TOB VRDO	3.610%	12/7/07	(4)	5,320	5,320

California Tax-Exempt Money Market Fund

					Face	Market
			Maturity		Amount	Value•
		Coupon	Date		($000)	($000)
1	San Diego CA USD TOB VRDO	3.640%	12/7/07	(4)	8,050	8,050
1	San Diego CA USD TOB VRDO	3.640%	12/7/07	(4)	8,485	8,485
1	San Diego CA USD TOB VRDO	3.670%	12/7/07	(3)	7,315	7,315
1	San Diego CA USD TOB VRDO	3.760%	12/7/07	(3)	5,635	5,635
1	San Diego CA USD TOB VRDO	3.760%	12/7/07	(3)	3,135	3,135
	San Diego CA USD TRAN	4.500%	7/22/08		75,000	75,391
1	San Diego County CA COP TOB VRDO	3.600%	12/7/07	(2)	6,225	6,225
	San Diego County CA Water Auth. CP	3.530%	12/4/07		17,350	17,350
	San Diego County CA Water Auth. CP	3.480%	12/7/07		11,000	11,000
	San Diego County CA Water Auth. CP	3.300%	2/7/08		10,000	10,000
	San Diego County CA Water Auth. CP	3.580%	3/10/08		5,000	5,000
	San Diego County CA Water Auth. CP	3.450%	3/11/08		20,000	20,000
1	San Diego County CA Water Auth. Rev.
	COP TOB VRDO	3.680%	12/7/07	(4)	8,215	8,215
1	San Francisco CA Bay Area Rapid
	Transit Dist. Sales Tax Rev. TOB VRDO	3.760%	12/7/07	(3)	2,745	2,745
	San Francisco CA City & County Finance Corp.
	Lease Rev. (Moscone Center Expansion) VRDO	3.450%	12/7/07	(2)	43,925	43,925
1	San Francisco CA City & County International
	Airport Rev. TOB VRDO	3.600%	12/7/07	(3)	7,600	7,600
1	San Francisco CA City & County International
	Airport Rev. TOB VRDO	3.630%	12/7/07	(1)	4,500	4,500
1	San Francisco CA City & County International
	Airport Rev. TOB VRDO	3.680%	12/7/07	(3)	4,635	4,635
	San Francisco CA City & County International
	Airport Rev. VRDO	3.500%	12/7/07	(10)	11,200	11,200
	San Francisco CA City & County International
	Airport Rev. VRDO	3.500%	12/7/07	(10)	40,000	40,000
	San Francisco CA City & County International
	Airport Rev. VRDO	3.500%	12/7/07	(10)	39,000	39,000
	San Francisco CA City & County International
	Airport Rev. VRDO	3.510%	12/7/07	(10)	20,000	20,000
	San Francisco CA City & County International
	Airport Rev. VRDO	3.530%	12/7/07	(10)	26,700	26,700
	San Francisco CA City & County International
	Airport Rev. VRDO	3.570%	12/7/07	(10)	60,900	60,900
1	San Francisco CA City & County Public Util.
	TOB VRDO	3.650%	12/7/07	(1)	8,575	8,575
1	San Francisco CA City & County TOB VRDO	3.680%	12/7/07	(4)	4,340	4,340
1	San Francisco CA City & County USD TOB VRDO	3.600%	12/7/07	(4)	2,740	2,740
1	San Francisco CA City & County USD TOB VRDO	3.640%	12/7/07	(4)	2,645	2,645
	San Joaquin County CA Transp. Auth. Sales
	Tax Rev. CP	3.740%	2/11/08	LOC	50,000	50,000
	San Joaquin Hills CA Transp. Corridor Agency
	Toll Road Rev.	7.550%	1/1/08	(Prere.)	4,900	5,014
	San Jose CA Financing Auth. Lease Rev. CP	3.360%	1/10/08	LOC	46,332	46,332
	San Jose CA Financing Auth. Lease Rev. VRDO	3.550%	12/7/07	(10)	12,700	12,700
1	San Jose CA Redev. Agency Tax Allocation TOB VRDO	3.600%	12/7/07	(1)	4,530	4,530
1	San Jose CA Redev. Agency Tax Allocation TOB VRDO	3.680%	12/7/07	(1)	8,835	8,835
1	San Jose CA Redev. Agency TOB PUT	3.750%	3/13/08	(1)	5,295	5,295
	San Jose CA Redev. Agency VRDO	3.550%	12/7/07	LOC	9,500	9,500

California Tax-Exempt Money Market Fund

					Face	Market
			Maturity		Amount	Value•
		Coupon	Date		($000)	($000)
	San Jose CA Redev. Agency VRDO	3.610%	12/7/07	LOC	15,600	15,600
1	San Jose CA USD GO TOB VRDO	3.600%	12/7/07	(3)	5,405	5,405
1	San Luis Obispo County CA Financing Auth.
	TOB VRDO	3.650%	12/7/07	(1)	13,060	13,060
1	San Ramon Valley CA USD GO TOB VRDO	3.680%	12/7/07	(4)	5,135	5,135
1	San Ramon Valley CA USD GO TOB VRDO	3.760%	12/7/07	(4)	3,350	3,350
	Santa Clara Valley CA Water Dist.
	Refunding & Improvement COP	5.000%	2/1/08	(3)	4,385	4,395
1	Santa Clara Valley CA Water Dist. Utility
	System Rev. TOB VRDO	3.640%	12/7/07	(4)	5,660	5,660
	Santa Rosa CA Waste Water Rev. VRDO	3.520%	12/7/07	LOC	14,000	14,000
1	Solano CA Community College TOB VRDO	3.730%	12/7/07	(3)	17,890	17,890
	Sonoma County CA TRAN	4.000%	10/17/08		31,000	31,187
	South Coast CA Local Educ. Agencies TRAN	4.500%	6/30/08		25,000	25,115
1	South Orange County CA Public Finance Auth.
	Special Tax Rev. TOB VRDO	3.650%	12/7/07	(4)	11,090	11,090
1	Southern California Home Financing Auth.
	Single Family Mortgage Rev. TOB VRDO	3.630%	12/7/07		63,180	63,180
	Southern California Home Financing Auth.
	Single Family Mortgage Rev. VRDO	3.600%	12/7/07		18,000	18,000
	Southern California Public Power Auth. Rev.
	(Transmission Project) VRDO	3.500%	12/7/07	(4)	6,595	6,595
	Southern California Public Power Auth. Rev.
	(Transmission Project) VRDO	3.500%	12/7/07	(4)	55,150	55,150
1	Stockton CA USD TOB VRDO	3.600%	12/7/07	(4)	7,760	7,760
	Univ. of California Regents CP	3.340%	12/6/07		30,650	30,650
	Univ. of California Regents CP	3.430%	12/10/07		23,900	23,900
	Univ. of California Regents CP	3.430%	12/11/07		25,000	25,000
	Univ. of California Regents CP	3.590%	12/12/07		20,000	20,000
	Univ. of California Regents CP	3.260%	1/7/08		29,360	29,360
	Univ. of California Regents CP	3.300%	1/14/08		13,200	13,200
	Univ. of California Regents CP	3.300%	2/1/08		25,000	25,000
	Univ. of California Regents CP	3.300%	2/5/08		4,500	4,500
	Univ. of California Regents CP	3.280%	3/6/08		20,000	20,000
1	Univ. of California Rev. TOB VRDO	3.600%	12/7/07	(4)	5,635	5,635
1	Univ. of California Rev. TOB VRDO	3.600%	12/7/07	(3)	30,000	30,000
1	Univ. of California Rev. TOB VRDO	3.600%	12/7/07	(3)	3,015	3,015
1	Univ. of California Rev. TOB VRDO	3.600%	12/7/07		8,300	8,300
1	Univ. of California Rev. TOB VRDO	3.640%	12/7/07	(4)	6,470	6,470
1	Univ. of California Rev. TOB VRDO	3.640%	12/7/07	(2)	11,580	11,580
1	Univ. of California Rev. TOB VRDO	3.640%	12/7/07	(4)	2,590	2,590
1	Univ. of California Rev. TOB VRDO	3.650%	12/7/07	(2)	2,450	2,450
1	Univ. of California Rev. TOB VRDO	3.680%	12/7/07	(4)	21,835	21,835
1	Univ. of California Rev. TOB VRDO	3.700%	12/7/07	(4)	20,000	20,000
1	Univ. of California Rev. TOB VRDO	3.710%	12/7/07	(4)	7,000	7,000
	Ventura County CA TRAN	4.500%	7/1/08		25,000	25,126
1	Vista CA USD GO TOB VRDO	3.760%	12/7/07	(4)	6,405	6,405
1	Yosemite CA Community College Dist. TOB VRDO	3.700%	12/7/07	(3)(4)	17,520	17,520
1	Yuba CA Community College Dist. GO TOB VRDO	3.640%	12/7/07	(2)	6,000	6,000
1	Yuba CA Community College Dist. GO TOB VRDO	3.640%	12/7/07	(2)	11,655	11,655

	Outside California:
1	Puerto Rico Electric Power Auth. Rev. TOB VRDO	3.600%	12/7/07	(3)	8,900	8,900
1	Puerto Rico Electric Power Auth. Rev. TOB VRDO	3.640%	12/7/07	(4)	2,729	2,729

California Tax-Exempt Money Market Fund

					Face	Market
			Maturity		Amount	Value•
		Coupon	Date		($000)	($000)
1	Puerto Rico Electric Power Auth. Rev. TOB VRDO	3.640%	12/7/07	(1)	10,595	10,595
1	Puerto Rico GO TOB VRDO	3.640%	12/7/07	(1)	24,995	24,995
1	Puerto Rico GO TOB VRDO	3.640%	12/7/07	(4)	16,680	16,680
1	Puerto Rico GO TOB VRDO	3.640%	12/7/07	(1)	7,995	7,995
1	Puerto Rico GO TOB VRDO	3.670%	12/7/07	(3)	14,655	14,655
1	Puerto Rico Highway & Transp. Auth. Rev. TOB PUT	3.780%	2/27/08	(4)	7,930	7,930
1	Puerto Rico Highway & Transp. Auth. Rev. TOB VRDO	3.630%	12/7/07	(2)	13,440	13,440
1 Puerto Rico Highway & Transp. Auth. Rev. TOB VRDO		3.630%	12/7/07		3,200	3,200
1 Puerto Rico Highway & Transp. Auth. Rev. TOB VRDO		3.630%	12/7/07	(2)	13,600	13,600
1 Puerto Rico Highway & Transp. Auth. Rev. TOB VRDO		3.660%	12/7/07	(11)(12)	17,525	17,525
1 Puerto Rico Highway & Transp. Auth. Rev. TOB VRDO		3.760%	12/7/07	(1)	7,740	7,740
1 Puerto Rico Public Finance Corp Rev. TOB VRDO		3.640%	12/7/07	(2)	14,995	14,995
1 Puerto Rico Public Finance Corp. TOB VRDO		3.760%	12/7/07	(2)	7,015	7,015
Total Municipal Bonds (Cost $8,635,102)						8,635,102
Other Assets and Liabilities (–0.1%)
Other Assets—Note B						156,342
Payables for Investment Securities Purchased						(138,354)
Other Liabilities						(29,912)
						(11,924)
Net Assets (100%)

Applicable to 8,622,917,045 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)					8,623,178
Net Asset Value Per Share					$1.00

At November 30, 2007, net assets consisted of:
	Amount	Per
	($000)	Share
Paid-in Capital	8,623,193	1.00
Undistributed Net Investment Income	—	—
Accumulated Net Realized Losses	(15)	—
Unrealized Appreciation	—	—
Net Assets	8,623,178	$1.00

See Note A in Notes to Financial Statements.

1  Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2007, the aggregate value of these securities was $3,188,997,000, representing 37.0% of net assets.

For a key to abbreviations and other references, see page 28.

California Tax-Exempt Money Market Fund

Key to Abbreviations

ARS—Auction Rate Security.

BAN—Bond Anticipation Note.

COP—Certificate of Participation.

CP—Commercial Paper.

FR—Floating Rate.

GAN—Grant Anticipation Note.

GO—General Obligation Bond.

IDA—Industrial Development Authority Bond.

IDR—Industrial Development Revenue Bond.

PCR—Pollution Control Revenue Bond.

PUT—Put Option Obligation.

RAN—Revenue Anticipation Note.

TAN—Tax Anticipation Note.

TOB—Tender Option Bond.

TRAN—Tax Revenue Anticipation Note.

UFSD—Union Free School District.

USD—United School District.

VRDO—Variable Rate Demand Obligation.

(ETM)—Escrowed to Maturity.

(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:

(1) MBIA (Municipal Bond Insurance Association).

(2) AMBAC (Ambac Assurance Corporation).

(3) FGIC (Financial Guaranty Insurance Company).

(4) FSA (Financial Security Assurance).

(5) BIGI (Bond Investors Guaranty Insurance).

(6) Connie Lee Inc.

(7) FHA (Federal Housing Authority).

(8) CapMAC (Capital Markets Assurance Corporation).

(9) American Capital Access Financial Guaranty Corporation.

(10) XL Capital Assurance Inc.

(11) CIFG (CDC IXIS Financial Guaranty).

(12) Assured Guaranty Corp.

The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

California Tax-Exempt Money Market Fund

Statement of Operations

Year Ended
November 30, 2007
($000)
Investment Income
Income
Interest	281,211
Total Income	281,211
Expenses
The Vanguard Group—Note B
Investment Advisory Services	643
Management and Administrative	4,953
Marketing and Distribution	2,006
Custodian Fees	51
Auditing Fees	17
Shareholders’ Reports	37
Trustees’ Fees and Expenses	8
Total Expenses	7,715
Net Investment Income	273,496
Realized Net Gain (Loss) on Investment Securities Sold	(15)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	—
Net Increase (Decrease) in Net Assets Resulting from Operations	273,481

California Tax-Exempt Money Market Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	273,496	213,362
Realized Net Gain (Loss)	(15)	282
Change in Unrealized Appreciation (Depreciation)	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	273,481	213,644
Distributions
Net Investment Income	(273,496)	(213,362)
Realized Capital Gain	—	—
Total Distributions	(273,496)	(213,362)
Capital Share Transactions (at $1.00)
Issued	7,645,640	6,480,717
Issued in Lieu of Cash Distributions	258,641	201,576
Redeemed	(6,500,991)	(5,625,057)
Net Increase (Decrease) from Capital Share Transactions	1,403,290	1,057,236
Total Increase (Decrease)	1,403,275	1,057,518
Net Assets
Beginning of Period	7,219,903	6,162,385
End of Period	8,623,178	7,219,903

California Tax-Exempt Money Market Fund

Financial Highlights

			Year Ended November 30,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.035	.032	.021	.010	.009
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.035	.032	.021	.010	.009
Distributions
Dividends from Net Investment Income	(.035)	(.032)	(.021)	(.010)	(.009)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.035)	(.032)	(.021)	(.010)	(.009)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[1]	3.55%	3.24%	2.17%	1.05%	0.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,623	$7,220	$6,162	$4,758	$3,967
Ratio of Total Expenses to
Average Net Assets	0.10%	0.13%	0.13%	0.13%	0.17%
Ratio of Net Investment Income to
Average Net Assets	3.49%	3.20%	2.17%	1.06%	0.90%

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

See accompanying Notes, which are an integral part of the Financial Statements.

California Tax-Exempt Money Market Fund

Notes to Financial Statements

Vanguard California Tax-Exempt Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of California.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Dividends from net investment income are declared daily and paid on the first business day of the following month.

4. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2007, the fund had contributed capital of $694,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.69% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, and is effective for the fund’s fiscal year beginning December 1, 2007. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended November 30, 2004–2007) for purposes of implementing FIN 48, and has concluded that as of November 30, 2007, no provision for income tax would be required in the fund's financial statements.

California Intermediate-Term Tax-Exempt Fund

Fund Profile

As of November 30, 2007

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	594	4,214	42,147
Yield		—	—
Investor Shares	3.8%
Admiral Shares	3.9%
Yield to Maturity	3.9%[3]	3.6%	4.0%
Average Coupon	4.9%	5.0%	5.0%
Average Effective
Maturity	6.7 years	6.9 years	13.4 years
Average Quality	AA+	AAA	AA+
Average Duration	5.3 years	5.2 years	7.2 years
Expense Ratio		—	—
Investor Shares	0.15%
Admiral Shares	0.08%
Short-Term Reserves	0.0%	—	—

Distribution by Maturity (% of portfolio)

Under 1 Year	7.5%
1–5 Years	30.2
5–10 Years	51.6
10–20 Years	9.7
20–30 Years	1.0

Volatility Measures[4]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.89	0.96
Beta	0.89	0.91

Distribution by Credit Quality (% of portfolio)

AAA	76.0%
AA	7.6
A	13.2
BBB	3.2

Investment Focus

1  Lehman 7 Year Municipal Bond Index.

2  Lehman Municipal Bond Index.

3  Before expenses.

4  For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 90.

California Intermediate-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 1997—November 30, 2007

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended November 30, 2007			of a $10,000
	One Year	Five Years	Ten Years	Investment
California Intermediate-Term
Tax-Exempt Fund Investor Shares[1]	2.46%	3.62%	4.69%	$15,814
Lehman Municipal Bond Index	2.71	4.68	5.30	16,760
Lehman 7 Year Municipal Bond Index	4.19	4.25	5.05	16,364
Average California Intermediate-Term
Municipal Debt Fund[2]	2.02	3.10	4.06	14,889

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[3]	Investment
California Intermediate-Term
Tax-Exempt Fund Admiral Shares	2.53%	3.69%	3.70%	$124,553
Lehman Municipal Bond Index	2.71	4.68	4.58	131,088
Lehman 7 Year Municipal Bond Index	4.19	4.25	4.33	129,253

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2  Derived from data provided by Lipper Inc.

3  Performance for the fund’s Admiral Shares and comparative standards is calculated since the share class inception: November 12, 2001.

California Intermediate-Term Tax-Exempt Fund

Fiscal-Year Total Returns (%): November 30, 1997–November 30, 2007

	Investor Shares			Lehman[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1998	2.7%	4.8%	7.5%	7.3%
1999	–4.1	4.4	0.3	0.5
2000	3.0	5.0	8.0	6.6
2001	2.8	4.6	7.4	8.1
2002	1.5	4.4	5.9	7.0
2003	1.7	4.1	5.8	7.0
2004	–1.5	3.9	2.4	2.9
2005	–1.8	3.9	2.1	2.2
2006	1.3	4.1	5.4	5.1
2007	–1.5	4.0	2.5	4.2

Average Annual Total Returns: Periods Ended September 30, 2007

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares[2]	3/4/1994	2.82%	2.88%	0.35%	4.32%	4.67%
Admiral Shares	11/12/2001	2.89	2.95	–0.47[3]	4.12[3]	3.65[3]

1  Lehman 7 Year Municipal Bond Index.

2  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3  Return since inception.

Note: See Financial Highlights tables on pages 57 and 58 for dividend and capital gains information.

California Intermediate-Term Tax-Exempt Fund

Financial Statements

Statement of Net Assets

As of November 30, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Municipal Bonds (99.7%)
ABAG Finance Auth. for Non-Profit Corp. California
(Children’s Hosp. Medical Center) COP	6.000%	12/1/09 (2)(Prere.)	9,180	9,743
Alameda CA Corridor Transp. Auth. Rev.	5.125%	10/1/14 (1)	10,150	10,569
Alameda CA Corridor Transp. Auth. Rev.	0.000%	10/1/20 (2)	12,250	6,859
Alameda CA Corridor Transp. Auth. Rev.	0.000%	10/1/29 (2)	30,000	10,424
Alameda CA Corridor Transp. Auth. Rev.	0.000%	10/1/30 (2)	8,000	2,637
Alameda County CA (Medical Center) COP	5.250%	6/1/08 (1)(ETM)	1,965	1,983
Alameda County CA (Medical Center) COP	5.250%	6/1/09 (1)(ETM)	2,910	2,967
Alameda County CA (Medical Center) COP	5.250%	6/1/12 (1)(ETM)	1,595	1,626
Alameda County CA (Medical Center) COP	5.250%	6/1/13 (1)(ETM)	1,785	1,820
Alameda County CA (Medical Center) COP	5.375%	6/1/14 (1)(ETM)	1,880	1,918
Alameda County CA (Medical Center) COP	5.375%	6/1/15 (1)(ETM)	3,960	4,039
Alameda County CA COP	5.375%	12/1/10 (1)	2,000	2,115
Alameda County CA COP	5.375%	12/1/12 (1)	11,000	11,933
Alameda County CA COP	5.375%	12/1/13 (1)	13,930	15,111
Alameda County CA COP	5.375%	12/1/14 (1)	4,790	5,196
Alameda County CA COP	5.375%	12/1/15 (1)	1,500	1,627
Anaheim CA Public Finance Auth. Electric System Rev.	5.250%	10/1/14 (4)	2,330	2,521
Anaheim CA Public Finance Auth. Electric System Rev.	5.000%	10/1/15 (4)	4,010	4,273
Anaheim CA Public Finance Auth. Electric System Rev.	5.000%	10/1/16 (1)	1,915	2,066
Anaheim CA Public Finance Auth. Electric System Rev.	5.000%	10/1/16 (4)	5,000	5,302
Anaheim CA Public Finance Auth. Electric System Rev.	5.250%	10/1/17 (4)	2,750	2,956
Anaheim CA Public Finance Auth. Electric System Rev.	5.000%	10/1/20 (1)	4,210	4,549
Anaheim CA Public Finance Auth. Electric System Rev.	5.000%	10/1/21 (1)	4,425	4,756
Anaheim CA Public Finance Auth. Electric System Rev.	5.000%	10/1/22 (1)	4,660	4,982
Anaheim CA Public Finance Auth. Electric System Rev.	5.000%	10/1/24 (1)	5,175	5,492
Anaheim CA Public Finance Auth. Electric System Rev.	5.000%	10/1/25 (1)	5,450	5,766
Anaheim CA Union High School Dist. GO	5.375%	8/1/12 (4)(Prere.)	1,000	1,091
Anaheim CA Union High School Dist. GO	5.375%	8/1/12 (4)(Prere.)	1,250	1,364

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Anaheim CA Union High School Dist. GO	5.375%	8/1/12 (4)(Prere.)	2,235	2,438
Antioch CA Public Finance Auth. Reassessment Rev.	5.000%	9/2/13 (2)	10,030	10,142
Bakersfield CA WasteWater Rev.	5.000%	9/15/24 (4)	7,600	8,090
Bakersfield CA WasteWater Rev.	5.000%	9/15/25 (4)	10,065	10,680
Bay Area CA Infrastructure Financing Auth. Rev.	5.000%	8/1/17 (2)	32,610	34,314
Bay Area CA Infrastructure Financing Auth. Rev.	5.000%	8/1/17 (3)	50,000	53,070
Bay Area Toll Auth. CA Toll Bridge Rev.	5.000%	4/1/16	6,400	7,044
Bay Area Toll Auth. CA Toll Bridge Rev.	5.000%	4/1/17	12,330	13,580
Bay Area Toll Auth. CA Toll Bridge Rev.	5.000%	4/1/18	21,440	23,459
Bay Area Toll Auth. CA Toll Bridge Rev.	5.000%	4/1/22	11,825	12,595
Bay Area Toll Auth. CA Toll Bridge Rev.	5.000%	4/1/26	15,500	16,308
Burbank CA Public Finance Auth.	5.250%	12/1/12 (2)	3,540	3,830
Burbank CA Public Finance Auth.	5.250%	12/1/13 (2)	4,615	5,044
Cabrillo CA Community College Dist. Rev.	0.000%	8/1/11 (3)	2,465	2,165
Cabrillo CA Community College Dist. Rev.	0.000%	8/1/12 (3)	2,525	2,130
Cabrillo CA Community College Dist. Rev.	0.000%	8/1/13 (3)	2,590	2,090
Cabrillo CA Community College Dist. Rev.	0.000%	8/1/14 (3)	2,655	2,043
California County CA Tobacco Securitization Agency	0.000%	6/1/21	15,000	12,028
California Dept. of Water Resources Water System
Rev. (Central Valley)	5.000%	12/1/12 (3)	3,640	3,923
California Educ. Fac. Auth. Rev.
(College of Arts & Crafts)	6.875%	6/1/14	360	408
California Educ. Fac. Auth. Rev.
(College of Arts & Crafts)	6.875%	6/1/15	380	435
California Educ. Fac. Auth. Rev.
(College of Arts & Crafts)	6.875%	6/1/16	400	462
California Educ. Fac. Auth. Rev.
(Univ. of Southern California)	5.600%	10/1/09	1,260	1,287
California GO	6.500%	2/1/08	1,120	1,126
California GO	5.750%	12/1/09 (3)	11,765	12,321
California GO	5.750%	2/1/11 (3)	6,500	6,979
California GO	5.375%	4/1/12 (Prere.)	6,970	7,561
California GO	5.000%	6/1/12	16,280	17,261
California GO	5.375%	4/1/15	125	134
California GO	5.250%	2/1/18 (1)	5,000	5,615
California GO	5.000%	9/1/18	34,300	36,505
California GO	5.000%	8/1/19	30,000	31,566
California GO	5.000%	9/1/19	35,100	37,145
California GO	5.000%	3/1/20	55,385	57,775
California GO	5.000%	8/1/20	10,000	10,525
California GO	5.000%	6/1/22	13,260	13,704
California GO	5.000%	8/1/23 (4)	32,120	33,788
California GO	5.000%	9/1/23	12,120	12,518
California GO	5.000%	12/1/23	5,000	5,179
California GO	5.000%	8/1/24 (4)	37,225	39,009
California GO	5.000%	11/1/24	10,000	10,315
California GO	5.000%	12/1/25	21,015	21,597
California GO	5.250%	11/1/27	4,000	4,207
California GO	5.000%	6/1/32	40,000	40,562
California GO VRDO	3.380%	12/3/07 LOC	9,000	9,000
California GO VRDO	3.400%	12/3/07 LOC	2,700	2,700
California GO VRDO	3.450%	12/3/07 LOC	5,570	5,570
California Health Fac. Finance Auth. Rev.
(Adventist Health System)	5.000%	3/1/16	2,170	2,239

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Health Fac. Finance Auth. Rev.
(Adventist Health System)	5.000%	3/1/19	1,025	1,046
California Health Fac. Finance Auth. Rev.
(California-Nevada Methodist)	5.000%	7/1/26	1,740	1,770
California Health Fac. Finance Auth. Rev.
(Catholic Healthcare West)	5.500%	7/1/08 (1)	2,230	2,257
California Health Fac. Finance Auth. Rev.
(Catholic Healthcare West)	5.500%	7/1/09 (1)	2,425	2,477
California Health Fac. Finance Auth. Rev.
(Catholic Healthcare West)	5.500%	7/1/10 (1)	2,080	2,125
California Health Fac. Finance Auth. Rev.
(Catholic Healthcare West)	5.500%	7/1/11 (1)	2,675	2,733
California Health Fac. Finance Auth. Rev.
(Catholic Healthcare West)	5.500%	7/1/12 (1)	2,465	2,518
California Health Fac. Finance Auth. Rev.
(Cedars-Sinai Medical Center)	5.000%	11/15/14	4,000	4,221
California Health Fac. Finance Auth. Rev.
(Cedars-Sinai Medical Center)	5.000%	11/15/16	2,000	2,099
California Health Fac. Finance Auth. Rev.
(Cedars-Sinai Medical Center)	5.000%	11/15/17	4,585	4,787
California Health Fac. Finance Auth. Rev.
(Kaiser Permanente)	5.250%	6/1/09 (4)(ETM)	6,290	6,468
California Health Fac. Finance Auth. Rev.
(Kaiser Permanente)	0.000%	10/1/09 (1)	7,140	6,716
California Health Fac. Finance Auth. Rev.
(Kaiser Permanente)	5.250%	10/1/09 (2)(ETM)	10,525	10,795
California Health Fac. Finance Auth. Rev.
(Kaiser Permanente)	5.250%	6/1/10 (4)(ETM)	5,310	5,466
California Health Fac. Finance Auth. Rev.
(Kaiser Permanente)	5.250%	6/1/11 (4)(ETM)	7,250	7,462
California Health Fac. Finance Auth. Rev.
(Kaiser Permanente)	5.250%	10/1/16 (ETM)	5,000	5,127
California Health Fac. Finance Auth. Rev.
(Lucile Salter Packard Hosp.)	5.000%	8/15/14 (2)	2,280	2,453
California Health Fac. Finance Auth. Rev.
(Lucile Salter Packard Hosp.)	5.000%	8/15/15 (2)	2,245	2,404
California Health Fac. Finance Auth. Rev.
(Lucile Salter Packard Hosp.)	5.000%	8/15/16 (2)	2,515	2,695
California Health Fac. Finance Auth. Rev.
(Lucile Salter Packard Hosp.)	5.000%	8/15/17 (2)	2,630	2,783
California Health Fac. Finance Auth. Rev.
(Pomona Valley Hosp.)	5.500%	7/1/10 (1)	3,570	3,647
California Health Fac. Finance Auth. Rev.
(Sisters of Providence)	6.000%	10/1/09 (2)	4,490	4,699
California Health Fac. Finance Auth. Rev.
(Stanford Hosp.)	5.000%	11/15/14	2,715	2,846
California Health Fac. Finance Auth. Rev.
(Stanford Hosp.)	5.000%	11/15/15	3,000	3,132
California Health Fac. Finance Auth. Rev.
(Stanford Hosp.)	5.000%	11/15/16	6,275	6,517
California Health Fac. Finance Auth. Rev.
(Sutter Health)	5.500%	8/15/12 (4)	1,030	1,052
California Health Fac. Finance Auth. Rev.
(Sutter Health)	5.500%	8/15/12 (4)	5,410	5,526
California Infrastructure & Econ. Dev. Bank Rev.
(Asian Art Museum)	5.500%	6/1/10 (1)(Prere.)	2,245	2,387

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Infrastructure & Econ. Dev. Bank Rev.
(Asian Art Museum)	5.500%	6/1/10 (1)(Prere.)	2,935	3,121
California Infrastructure & Econ. Dev. Bank Rev.
(Asian Art Museum)	5.500%	6/1/10 (1)(Prere.)	1,300	1,382
California Infrastructure & Econ. Dev. Bank Rev.
(California Science Center)	5.000%	5/1/18 (3)	1,785	1,931
California Infrastructure & Econ. Dev. Bank Rev.
(California Science Center)	5.000%	5/1/19 (3)	1,040	1,120
California Infrastructure & Econ. Dev. Bank Rev.
(California Science Center)	5.000%	5/1/21 (3)	1,145	1,221
California Infrastructure & Econ. Dev. Bank Rev.
(Clean Water State Revolving Fund)	5.000%	10/1/14	2,500	2,678
California Infrastructure & Econ. Dev. Bank Rev.
(Clean Water State Revolving Fund)	5.000%	10/1/15	3,500	3,746
California Infrastructure & Econ. Dev. Bank Rev.
(Clean Water State Revolving Fund)	5.000%	10/1/16	4,500	4,808
California Infrastructure & Econ. Dev. Bank Rev.
(J. David Gladstone Institute)	5.000%	10/1/10	1,325	1,372
California Infrastructure & Econ. Dev. Bank Rev.
(J. David Gladstone Institute)	5.000%	10/1/11	1,275	1,331
California Infrastructure & Econ. Dev. Bank Rev.
(J. David Gladstone Institute)	5.000%	10/1/12	2,950	3,092
California Infrastructure & Econ. Dev. Bank Rev.
(J. David Gladstone Institute)	5.000%	10/1/13	2,350	2,455
California Infrastructure & Econ. Dev. Bank Rev.
(J. David Gladstone Institute)	5.500%	10/1/14	2,250	2,386
California Infrastructure & Econ. Dev. Bank Rev.
(J. David Gladstone Institute)	5.500%	10/1/15	2,430	2,569
California Infrastructure & Econ. Dev. Bank Rev.
(J. David Gladstone Institute)	5.500%	10/1/16	3,620	3,816
California Infrastructure & Econ. Dev. Bank Rev.
(J. David Gladstone Institute)	5.500%	10/1/17	3,820	4,016
California Infrastructure & Econ. Dev. Bank Rev.
(J. Paul Getty Trust) PUT	3.900%	12/1/11	9,000	9,164
California Infrastructure & Econ. Dev. Bank Rev.
(J. Paul Getty Trust) PUT	4.000%	12/1/11	18,395	18,611
California Infrastructure & Econ. Dev. Bank Rev.
(Workers’ Compensation)	5.250%	10/1/13 (2)	18,000	19,793
California Infrastructure & Econ. Dev. Bank Rev.
(Workers’ Compensation)	5.250%	10/1/14 (2)	25,815	28,301
California PCR Financing Auth. Rev.
(San Diego Gas & Electric)	5.900%	6/1/14 (1)	17,135	19,546
California Public Works Board Lease Rev. (Butterfield)	5.000%	6/1/20	3,895	4,038
California Public Works Board Lease Rev.
(California State Univ.)	5.300%	10/1/15 (2)	6,655	6,798
California Public Works Board Lease Rev.
(Dept. of Corrections)	5.000%	6/1/08	7,085	7,141
California Public Works Board Lease Rev.
(Dept. of Corrections)	5.000%	6/1/09	9,000	9,216
California Public Works Board Lease Rev.
(Dept. of Corrections)	5.000%	6/1/10	4,000	4,153
California Public Works Board Lease Rev.
(Dept. of Corrections)	5.000%	6/1/11	3,500	3,674
California Public Works Board Lease Rev.
(Dept. of Corrections)	5.000%	6/1/12	5,000	5,293

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Public Works Board Lease Rev.
(Dept. of Corrections)	5.000%	12/1/12 (1)	10,625	11,376
California Public Works Board Lease Rev.
(Dept. of Corrections)	5.000%	1/1/18 (2)	27,790	29,992
California Public Works Board Lease Rev.
(Dept. of Corrections)	5.500%	6/1/21	10,000	10,838
California Public Works Board Lease Rev.
(Dept. of Corrections)	5.500%	6/1/22	10,000	10,810
California Public Works Board Lease Rev.
(Dept. of Mental Health)	5.500%	6/1/17	8,000	8,802
California Public Works Board Lease Rev.
(Dept. of Mental Health)	5.500%	6/1/18	5,000	5,484
California Public Works Board Lease Rev.
(Regents of the Univ. of California)	5.000%	6/1/18 (3)	10,310	11,289
California Public Works Board Lease Rev.
(Regents of the Univ. of California)	5.000%	6/1/19 (3)	5,000	5,482
California Public Works Board Lease Rev.
(Regents of the Univ. of California)	5.000%	6/1/20 (3)	7,670	8,387
California Public Works Board Lease Rev.
(Secretary of State)	6.500%	12/1/08 (2)	5,000	5,153
California Public Works Board Lease Rev.
(Univ. of California)	5.375%	10/1/16 (1)	4,750	4,852
California State Dept. of Water Resources
Power Supply Rev.	5.500%	5/1/09	10,000	10,299
California State Dept. of Water Resources
Power Supply Rev.	5.500%	5/1/10	3,500	3,679
California State Dept. of Water Resources
Power Supply Rev.	5.500%	5/1/11	7,000	7,480
California State Dept. of Water Resources
Power Supply Rev.	5.250%	5/1/12 (1)	10,000	10,788
California State Dept. of Water Resources
Power Supply Rev.	5.375%	5/1/12 (10)(Prere.)	9,000	9,855
California State Dept. of Water Resources
Power Supply Rev.	5.500%	5/1/13 (2)	16,985	18,605
California State Dept. of Water Resources
Power Supply Rev.	6.000%	5/1/14	12,500	13,849
California State Dept. of Water Resources
Power Supply Rev. VRDO	3.430%	12/3/07 LOC	14,000	14,000
California State Dept. of Water Resources
Power Supply Rev. VRDO	3.430%	12/3/07 LOC	34,000	34,000
California State Dept. of Water Resources
Power Supply Rev. VRDO	3.430%	12/3/07 LOC	6,300	6,300
California State Dept. of Water Resources
Power Supply Rev. VRDO	3.490%	12/3/07 LOC	25,360	25,360
California State Dept. of Water Resources
Power Supply Rev. VRDO	3.490%	12/3/07 LOC	8,000	8,000
California State Dept. of Water Resources
Power Supply Rev. VRDO	3.500%	12/3/07 LOC	2,550	2,550
California State Econ. Recovery Bonds	5.000%	7/1/09	22,000	22,587
California State Econ. Recovery Bonds	5.250%	7/1/12	33,940	36,585
California State Econ. Recovery Bonds	5.250%	7/1/13	32,275	35,186
California State Econ. Recovery Bonds	5.000%	7/1/17 (3)	28,000	29,577
California State Univ. Rev. Systemwide	5.375%	11/1/14 (3)	5,390	5,902
California State Univ. Rev. Systemwide	5.000%	11/1/22 (2)	21,090	22,297

California Intermediate-Term Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	California Statewide Communities Dev. Auth.
	PCR (Southern California Edison) PUT	4.250%	11/1/16 (3)	25,000	25,634
	California Statewide Communities Dev. Auth.
	PCR (Southern California Edison) PUT	4.250%	11/1/16 (3)	15,000	15,403
	California Statewide Community Dev. Auth.
	Rev. (Adventist Health)	5.000%	3/1/25	14,975	15,110
	California Statewide Community Dev. Auth.
	Rev. (Catholic Healthcare West)	6.000%	7/1/09 (ETM)	770	790
	California Statewide Community Dev. Auth.
	Rev. (Catholic Healthcare West)	6.000%	7/1/09 (ETM)	235	241
	California Statewide Community Dev. Auth.
	Rev. (Children’s Hosp. of Los Angeles) COP	6.000%	6/1/08 (1)	1,000	1,013
	California Statewide Community Dev. Auth.
	Rev. (Children’s Hosp. of Los Angeles) COP	6.000%	6/1/11 (1)	2,365	2,571
	California Statewide Community Dev. Auth.
	Rev. (Daughters of Charity Health)	5.250%	7/1/11	2,155	2,230
	California Statewide Community Dev. Auth..
	Rev (Daughters of Charity Health)	5.250%	7/1/12	1,500	1,558
	California Statewide Community Dev. Auth.
	Rev. (Daughters of Charity Health)	5.250%	7/1/13	1,250	1,301
	California Statewide Community Dev. Auth.
	Rev. (Daughters of Charity Health)	5.000%	7/1/22	5,155	5,102
	California Statewide Community Dev. Auth.
	Rev. (Daughters of Charity Health)	5.250%	7/1/24	5,000	5,018
	California Statewide Community Dev. Auth.
	Rev. (Daughters of Charity Health)	5.250%	7/1/25	2,390	2,393
	California Statewide Community Dev. Auth.
	Rev. (Irvine Apartments) PUT	4.900%	5/15/08	1,440	1,445
	California Statewide Community Dev. Auth.
	Rev. (Irvine Apartments) PUT	5.250%	5/15/13	5,545	5,638
	California Statewide Community Dev. Auth.
	Rev. (Kaiser Permanente) PUT	3.450%	5/1/11	8,750	8,717
1	California Statewide Community Dev. Auth.
	Rev. (Lodi Memorial Hospital)	5.000%	12/1/22	8,000	8,190
	California Statewide Community Dev. Auth.
	Rev. (Los Angeles Orthopedic Hosp.	5.125%	6/1/13 (2)	1,530	1,547
	Foundation)California Statewide Community
	Dev. Auth. Rev. (Los Angeles Orthopedic Hosp.
	Foundation)	5.250%	6/1/14 (2)	1,610	1,628
	California Statewide Community Dev. Auth.
	Rev. (Memorial Health Services)	6.000%	10/1/13	6,920	7,586
	California Statewide Community Dev. Auth.
	Rev. (Memorial Health Services)	6.000%	10/1/14	5,335	5,821
	California Statewide Community Dev. Auth.
	Rev. (Memorial Health Services)	6.000%	10/1/15	7,780	8,458
	California Statewide Community Dev. Auth.
	Rev. (Sherman Oaks Foundation)	5.500%	8/1/15 (2)	4,685	5,213
	Chino Basin CA Regional Financing Auth. Rev.
	(Muni. Water Dist. Sewer System)	6.500%	8/1/10 (2)	3,095	3,348
	Clovis CA USD GO	0.000%	8/1/08 (3)(ETM)	14,265	13,952
	Clovis CA USD GO	0.000%	8/1/12 (3)	4,715	3,977
	Clovis CA USD GO	0.000%	8/1/18 (3)	3,645	2,291
	Clovis CA USD GO	0.000%	8/1/25 (3)	11,630	4,996
	Compton CA USD GO	5.250%	9/1/13 (1)(Prere.)	1,295	1,423

California Intermediate-Term Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Compton CA USD GO	5.250%	9/1/13 (1)(Prere.)	1,645	1,807
	Compton CA USD GO	5.250%	9/1/13 (1)(Prere.)	1,460	1,604
	Contra Costa County CA Public Financing Lease Rev.	5.000%	6/1/22 (1)	15,300	16,251
	Culver City CA Redev. Financing Auth.	5.375%	11/1/16 (4)	3,260	3,445
	East Bay CA Muni. Util. Dist. Water System Rev.	5.000%	6/1/17 (3)	2,100	2,316
	East Bay CA Muni. Util. Dist. Water System Rev.	5.000%	6/1/18 (3)	2,280	2,498
	East Bay CA Muni. Util. Dist. Water System Rev.	5.000%	6/1/19 (3)	2,000	2,180
	East Bay CA Muni. Util. Dist. Water System Rev.	5.000%	6/1/26 (3)	14,000	14,814
	Fontana CA Public Finance Auth. Subordinate
	Lien Tax Allocation Rev. Bonds	5.000%	10/1/21 (2)	2,145	2,256
	Fontana CA Public Finance Auth. Subordinate
	Lien Tax Allocation Rev. Bonds	5.000%	10/1/23 (2)	2,875	3,002
	Fontana CA Public Finance Auth. Subordinate
	Lien Tax Allocation Rev. Bonds	5.000%	10/1/24 (2)	3,475	3,612
	Fontana CA Public Finance Auth. Subordinate
	Lien Tax Allocation Rev. Bonds	5.000%	10/1/26 (2)	4,480	4,632
2	Foothill/Eastern Corridor Agency California
	Toll Road Rev.	5.250%	1/15/13 (1)	5,000	5,246
2	Foothill/Eastern Corridor Agency California
	Toll Road Rev.	5.375%	1/15/15 (1)	5,000	5,260
	Foothill-De Anza CA Community College Dist. GO	6.000%	8/1/10 (Prere.)	1,150	1,242
	Foothill-De Anza CA Community College Dist. GO	6.000%	8/1/10 (Prere.)	1,235	1,334
	Foothill-De Anza CA Community College Dist. GO	6.000%	8/1/11	1,330	1,435
	Fremont CA Union High School Dist. GO	5.000%	9/1/19 (3)	6,000	6,413
	Fremont CA Union High School Dist. GO	5.000%	9/1/20 (3)	2,500	2,668
	Fremont CA Union High School Dist. GO	5.000%	9/1/21 (3)	5,000	5,303
	Fremont CA Union High School Dist. GO	5.000%	9/1/22 (3)	5,000	5,284
	Fremont CA Union High School Dist. GO	5.000%	9/1/23 (3)	1,970	2,083
	Glendale CA School Dist. GO	5.750%	9/1/17 (3)	3,790	3,888
	Golden State Tobacco Securitization Corp. California	5.000%	6/1/13 (2)(Prere.)	6,930	7,454
	Golden State Tobacco Securitization Corp. California	5.500%	6/1/13 (Prere.)	13,310	14,647
	Golden State Tobacco Securitization Corp. California	5.500%	6/1/13 (3)(Prere.)	5,000	5,502
	Golden State Tobacco Securitization Corp. California	6.750%	6/1/13 (Prere.)	21,790	25,333
	Golden State Tobacco Securitization Corp. California	7.800%	6/1/13 (Prere.)	25,170	30,500

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Golden State Tobacco Securitization Corp. California	5.000%	6/1/33	17,500	15,332
Golden State Tobacco Securitization Corp. California	6.250%	6/1/33 (Prere.)	20,000	21,975
Golden State Tobacco Securitization Corp. California	0.000%	6/1/37	20,000	12,914
Imperial Irrigation Dist. of California
(Electric System) COP	5.200%	11/1/09 (1)	6,905	7,074
Inland Empire Tobacco Securitization Auth. Rev.	4.625%	6/1/21	10,650	10,022
Intermodal Container Transfer Fac. Joint Power
Auth.California Rev.	5.000%	11/1/10 (2)	1,470	1,540
Intermodal Container Transfer Fac. Joint Power
Auth.California Rev.	5.000%	11/1/11 (2)	1,665	1,768
Intermodal Container Transfer Fac. Joint Power
Auth.California Rev.	5.125%	11/1/12 (2)	2,540	2,739
Intermodal Container Transfer Fac. Joint Power
Auth.California Rev.	5.125%	11/1/13 (2)	1,870	2,038
Irvine CA Assessment Dist. Improvement Bonds VRDO	3.360%	12/3/07 LOC	2,182	2,182
Irvine CA Public Fac. & Infrastructure Auth.
Assessment Rev.	4.600%	9/2/15 (2)	2,925	3,019
Irvine CA Public Fac. & Infrastructure Auth.
Assessment Rev.	4.700%	9/2/16 (2)	3,045	3,143
Irvine CA USD Financing Auth. Special Tax	5.000%	9/1/25 (2)	8,645	8,959
Kings River Conservation Dist. California COP	5.000%	5/1/12	2,715	2,812
Kings River Conservation Dist. California COP	5.000%	5/1/13	2,315	2,408
Kings River Conservation Dist. California COP	5.000%	5/1/14	3,500	3,652
Kings River Conservation Dist. California COP	5.000%	5/1/15	4,345	4,539
La Mesa-Spring Valley CA School Dist. GO	5.375%	8/1/12 (3)(Prere.)	1,200	1,309
La Mesa-Spring Valley CA School Dist. GO	5.375%	8/1/12 (3)(Prere.)	1,380	1,505
La Mesa-Spring Valley CA School Dist. GO	5.375%	8/1/12 (3)(Prere.)	1,040	1,135
Loma Linda CA Hosp. Rev. (Loma Linda Univ.)	5.000%	12/1/18	8,665	8,739
Long Beach CA Finance Auth. Lease Rev.	6.000%	11/1/09 (2)	3,735	3,918
Long Beach CA Finance Auth. Lease Rev.	6.000%	11/1/10 (2)	3,860	4,149
Long Beach CA Finance Auth. Lease Rev.	6.000%	11/1/17 (2)	3,670	4,181
Long Beach CA Finance Auth. Lease Rev.
(Aquarium of the South Pacific)	5.500%	11/1/14 (2)	3,435	3,707
Long Beach CA Finance Auth. Lease Rev.
(Rainbow Harbor)	5.250%	5/1/09 (2)(Prere.)	2,035	2,110
Long Beach CA Finance Auth. Rev.	5.231%	11/15/25	16,845	15,808
Long Beach CA Finance Auth. Rev.	5.251%	11/15/26	22,025	20,597
Los Angeles CA Community College Dist. GO	5.500%	8/1/11 (1)(Prere.)	6,250	6,739
Los Angeles CA Community College Dist. GO	5.000%	8/1/18 (4)	12,355	13,274
Los Angeles CA Community College Dist. GO	5.000%	8/1/21 (4)	15,000	15,907
Los Angeles CA Convention & Exhibit Center
Auth.Lease Rev.	6.000%	8/15/10 (1)	10,975	11,739

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Los Angeles CA Convention & Exhibit Center
Auth.Lease Rev.	6.125%	8/15/11 (1)	1,300	1,425
Los Angeles CA COP	5.000%	4/1/14 (2)	1,435	1,526
Los Angeles CA COP	5.000%	4/1/15 (2)	1,560	1,644
Los Angeles CA COP	5.000%	4/1/16 (2)	1,725	1,809
Los Angeles CA COP	5.000%	4/1/18 (2)	1,950	2,029
Los Angeles CA Dept. of Airports International
Airport Rev.	5.000%	5/15/11 (1)	13,255	14,009
Los Angeles CA Dept. of Airports International
Airport Rev.	5.000%	5/15/13 (1)	10,500	11,355
Los Angeles CA Dept. of Water & Power Rev.	5.000%	7/1/09	5,650	5,794
Los Angeles CA Dept. of Water & Power Rev.	5.125%	10/15/13 (1)(ETM)	3,500	3,587
Los Angeles CA Dept. of Water & Power Rev.	5.250%	7/1/15 (1)	4,600	4,894
Los Angeles CA Dept. of Water & Power Rev.	5.000%	10/15/15 (1)(ETM)	10,000	10,239
Los Angeles CA Dept. of Water & Power Rev.	5.000%	10/15/17 (1)(ETM)	7,600	7,781
Los Angeles CA Dept. of Water & Power Rev.	5.250%	7/1/19 (4)	17,000	17,877
Los Angeles CA Dept. of Water & Power Rev.	5.000%	7/1/22 (4)	13,530	14,232
Los Angeles CA Dept. of Water & Power Rev.	5.000%	7/1/23 (4)	20,605	21,789
Los Angeles CA Dept. of Water & Power Rev.	5.000%	7/1/24	11,475	11,588
Los Angeles CA GO	5.250%	9/1/12 (3)	2,000	2,172
Los Angeles CA Muni. Improvement Corp. Lease Rev.	5.000%	9/1/12 (3)	7,480	7,984
Los Angeles CA Muni. Improvement Corp. Lease Rev.	5.000%	8/1/25 (3)	7,725	8,003
Los Angeles CA Muni. Improvement Corp. Lease Rev.	5.000%	8/1/28 (3)	8,980	9,241
Los Angeles CA Muni. Improvement Corp.
Lease Rev. (Police Headquarters Fac.)	5.000%	1/1/21 (3)	13,330	14,108
Los Angeles CA Muni. Improvement Corp.
Lease Rev. (Police Headquarters Fac.)	5.000%	1/1/22 (3)	13,995	14,736
Los Angeles CA Muni. Improvement Corp.
Lease Rev. (Police Headquarters Fac.)	5.000%	1/1/23 (3)	14,700	15,433
Los Angeles CA Muni. Improvement Corp.
Lease Rev. (Police Headquarters Fac.)	5.000%	1/1/24 (3)	15,435	16,122
Los Angeles CA USD GO	5.250%	7/1/09 (1)(Prere.)	5,175	5,381
Los Angeles CA USD GO	5.625%	7/1/09 (1)(Prere.)	5,000	5,228
Los Angeles CA USD GO	5.625%	7/1/09 (1)(Prere.)	5,000	5,228
Los Angeles CA USD GO	5.625%	7/1/09 (1)(Prere.)	6,615	6,917
Los Angeles CA USD GO	5.000%	7/1/10	10,840	11,296
Los Angeles CA USD GO	5.500%	7/1/10 (3)(Prere.)	9,160	9,679
Los Angeles CA USD GO	5.000%	7/1/11	13,325	14,071
Los Angeles CA USD GO	5.500%	7/1/11 (1)	16,525	17,791
Los Angeles CA USD GO	4.500%	7/1/12 (4)	11,990	12,608
Los Angeles CA USD GO	4.500%	7/1/12 (4)	5,515	5,799
Los Angeles CA USD GO	5.500%	7/1/12 (1)	5,240	5,731
Los Angeles CA USD GO	6.000%	7/1/12 (3)	1,470	1,638
Los Angeles CA USD GO	5.000%	7/1/13 (4)	4,650	5,043
Los Angeles CA USD GO	6.000%	7/1/13 (3)	3,745	4,247
Los Angeles CA USD GO	5.000%	7/1/14 (4)	5,000	5,471
Los Angeles CA USD GO	6.000%	7/1/14 (3)	1,440	1,659
Los Angeles CA USD GO	5.000%	7/1/16 (3)	2,000	2,206
Los Angeles CA USD GO	5.000%	7/1/16 (4)	3,000	3,233
Los Angeles CA USD GO	5.000%	7/1/17 (4)	5,000	5,380
Los Angeles CA USD GO	5.500%	7/1/17 (3)	10,000	11,433
Los Angeles CA USD GO	5.000%	7/1/18 (3)	5,000	5,438

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Los Angeles CA USD GO	5.000%	7/1/18 (2)	4,000	4,350
Los Angeles CA USD GO	5.000%	7/1/18 (2)	5,000	5,480
Los Angeles CA USD GO	5.000%	7/1/18 (4)	1,665	1,825
Los Angeles CA USD GO	5.000%	7/1/19 (3)	5,000	5,359
Los Angeles CA USD GO	5.000%	7/1/19 (3)	7,000	7,578
Los Angeles CA USD GO	5.000%	7/1/20 (2)	14,135	15,228
Los Angeles CA USD GO	5.000%	7/1/21 (2)	15,940	17,088
Los Angeles CA USD GO	5.000%	7/1/22 (2)	16,760	17,879
Los Angeles CA USD GO	5.000%	7/1/23 (2)	6,000	6,419
Los Angeles CA USD GO	5.000%	7/1/24 (4)	17,210	18,329
Los Angeles CA USD GO	5.000%	7/1/24 (4)	6,745	7,183
Los Angeles County CA Capital Asset Leasing
Corp. Rev.	6.000%	12/1/11 (2)	2,360	2,600
Los Angeles County CA Capital Asset Leasing
Corp. Rev.	6.000%	12/1/13 (2)	2,760	3,149
Los Angeles County CA Metro. Transp. Auth.
Sales Tax Rev.	6.000%	7/1/11 (2)	2,745	2,998
Los Angeles County CA Metro. Transp. Auth.
Sales Tax Rev.	5.250%	7/1/14 (4)	14,000	15,021
Los Angeles County CA Metro. Transp. Auth.
Sales Tax Rev.	5.000%	7/1/16 (4)	8,410	9,049
Los Angeles County CA Metro. Transp. Auth.
Sales Tax Rev.	5.000%	7/1/17 (4)	10,000	10,760
Los Angeles County CA Public Works
Financing Auth. Rev.	5.000%	12/1/14 (1)	24,180	26,419
Los Angeles County CA Public Works
Financing Auth. Rev.	5.000%	10/1/15 (4)	10,000	10,937
Los Angeles County CA Public Works
Financing Auth. Rev.	5.000%	12/1/15 (1)	8,540	9,372
Los Angeles County CA Public Works
Financing Auth. Rev.	5.250%	10/1/16 (4)	4,000	4,455
Los Angeles County CA Public Works
Financing Auth. Rev.	5.250%	10/1/17 (4)	7,000	7,895
Los Angeles County CA Public Works
Financing Auth. Rev.	5.250%	10/1/19 (4)	7,500	8,483
Los Angeles County CA Public Works
Financing Auth. Rev.	5.000%	12/1/19 (1)	4,860	5,193
Los Angeles County CA Public Works
Financing Auth. Rev.	5.000%	12/1/20 (1)	6,155	6,547
Los Angeles County CA Public Works
Financing Auth. Rev.	5.000%	12/1/21 (1)	6,460	6,840
Los Angeles County CA Public Works
Financing Auth. Rev.	5.000%	12/1/22 (1)	6,790	7,156
Los Angeles County CA Public Works
Financing Auth. Rev.	5.000%	12/1/23 (1)	2,175	2,283
Los Angeles County CA Public Works
Financing Auth. Rev.	5.000%	12/1/24 (1)	3,095	3,234
Los Angeles County CA Schools COP	0.000%	8/1/11 (2)(ETM)	1,945	1,710
Los Angeles County CA Schools COP	0.000%	8/1/13 (2)(ETM)	2,010	1,626
Metro. Water Dist. of Southern California Rev.	8.000%	7/1/08 (ETM)	2,000	2,053
Metro. Water Dist. of Southern California Rev.	5.000%	7/1/12	21,495	23,123
Metro. Water Dist. of Southern California Rev.	5.000%	7/1/23	3,345	3,598
Metro. Water Dist. of Southern California Rev.	5.000%	7/1/24	7,290	7,805

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Modesto CA Irrigation Dist. COP	5.000%	7/1/17 (1)	3,165	3,340
Modesto CA Irrigation Dist. COP	5.000%	10/1/21 (2)	2,030	2,146
Modesto CA Irrigation Dist. COP	5.000%	10/1/22 (2)	2,515	2,645
Modesto CA Irrigation Dist. COP	5.000%	10/1/23 (2)	2,645	2,774
Modesto CA Irrigation Dist. Finance Auth. Rev.	5.125%	9/1/15 (2)	4,365	4,465
MSR California Public Power Agency Rev.
(San Juan Project)	5.000%	7/1/13 (1)	1,500	1,584
MSR California Public Power Agency Rev.
(San Juan Project)	5.375%	7/1/13 (1)	2,500	2,529
MSR California Public Power Agency Rev.
(San Juan Project)	6.750%	7/1/20 (1)(ETM)	2,315	2,765
Mt. Diablo CA USD GO	5.000%	8/1/15 (4)	2,110	2,248
Mt. Diablo CA USD GO	5.000%	8/1/16 (4)	2,210	2,354
Natomas CA USD COP PUT	5.000%	2/1/10 (2)	6,895	7,119
New Haven CA USD GO	12.000%	8/1/12 (4)	3,440	4,714
New Haven CA USD GO	12.000%	8/1/15 (4)	2,905	4,558
Newark CA USD GO	0.000%	8/1/10 (4)	1,000	915
Northern California Gas Auth. No. 1 Rev.	3.955%	7/1/13	19,770	18,909
Northern California Gas Auth. No. 1 Rev.	4.105%	7/1/17	23,385	21,868
Northern California Power Agency Rev.	5.250%	8/1/15 (2)	2,000	2,061
Oakland CA COP	5.000%	4/1/11 (2)	1,855	1,949
Oakland CA Joint Powers Financing Auth. Lease
(Rev.Oakland Convention Center)	5.500%	10/1/12 (2)	3,000	3,290
Oakland CA Joint Powers Financing Auth. Lease
Rev. (Oakland Convention Center)	5.500%	10/1/13 (2)	1,500	1,668
Oakland CA Redev. Agency (Central Dist.)	5.500%	9/1/13 (3)	3,990	4,367
Oakland CA Redev. Agency (Central Dist.)	5.500%	9/1/15 (3)	3,790	4,156
Oakland CA Redev. Agency (Central Dist.)	5.500%	9/1/16 (3)	6,210	6,813
Oakland CA Redev. Agency (Central Dist.)	5.000%	9/1/20 (2)	14,070	14,855
Oakland CA USD GO	5.000%	8/1/19 (3)	13,425	14,447
Orange County CA Airport Rev.	5.000%	7/1/11 (4)	3,165	3,348
Orange County CA Airport Rev.	5.000%	7/1/17 (4)	1,725	1,856
Orange County CA Airport Rev.	5.000%	7/1/18 (4)	1,500	1,583
Orange County CA Dev. Agency Tax Allocation	5.250%	9/1/14 (1)	1,415	1,522
Orange County CA Dev. Agency Tax Allocation	5.250%	9/1/15 (1)	1,485	1,597
Orange County CA Dev. Agency Tax Allocation	5.375%	9/1/16 (1)	1,570	1,696
Orange County CA Local Transp. Auth. Sales Tax Rev.	5.700%	2/15/11 (2)	15,445	16,594
Orange County CA Recovery COP	6.000%	6/1/10 (1)(ETM)	3,800	4,054
Palo Alto CA USD GO	5.000%	8/1/19 (4)	8,585	9,172
Palo Alto CA USD GO	5.000%	8/1/20 (4)	9,045	9,649
Palo Alto CA USD GO	5.000%	8/1/21 (4)	9,110	9,661
Palomar Pomerado Health System California Rev.	5.375%	11/1/10 (1)	2,670	2,767
Palomar Pomerado Health System California Rev.	5.375%	11/1/12 (1)	7,080	7,329
Pasadena CA Electric Rev.	5.000%	6/1/17 (1)	2,320	2,458
Pasadena CA Electric Rev.	5.000%	6/1/18 (1)	2,535	2,662
Pomona CA Single Family Mortgage Rev.	7.600%	5/1/23 (ETM)	12,215	15,792
Port of Oakland CA Rev.	5.000%	11/1/11 (3)	5,160	5,484
Port of Oakland CA Rev.	5.000%	11/1/12 (3)	2,650	2,848
Port of Oakland CA Rev.	5.250%	11/1/12 (3)(Prere.)	7,150	7,792
Port of Oakland CA Rev.	5.250%	11/1/12 (3)(Prere.)	5,000	5,449

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Port of Oakland CA Rev.	5.250%	11/1/12 (3)(Prere.)	6,300	6,865
Port of Oakland CA Rev.	5.250%	11/1/12 (3)(Prere.)	5,000	5,449
Port of Oakland CA Rev.	5.000%	11/1/19 (1)	7,750	8,452
Port of Oakland CA Rev.	5.000%	11/1/19 (1)	8,000	8,725
Port of Oakland CA Rev.	5.000%	11/1/20 (1)	6,400	6,941
Rancho CA Water Dist. Finance Auth. Rev.	5.500%	11/1/16 (10)	5,480	6,256
Rancho CA Water Dist. Finance Auth. Rev.	5.500%	11/1/17 (10)	5,855	6,682
Rancho Cucamonga CA Redev. Agency Tax
Allocation (Rancho Redev.)	5.000%	9/1/10 (2)	3,820	3,985
Rancho Cucamonga CA Redev. Agency Tax
Allocation (Rancho Redev.)	5.000%	9/1/15 (2)	2,835	3,060
Rancho Cucamonga CA Redev. Agency Tax
Allocation (Rancho Redev.)	5.000%	9/1/16 (2)	5,100	5,468
Rancho Mirage CA Joint Powers Financing Auth.
Rev. (Eisenhower Medical Center)	5.000%	7/1/27	12,000	12,109
Redding CA Electric System COP	5.375%	6/1/14 (2)	1,500	1,502
Redding CA Electric System COP	5.375%	6/1/15 (2)	1,500	1,502
Redding CA Electric System COP	5.375%	6/1/16 (2)	2,080	2,083
Riverside CA Electric Rev.	5.375%	10/1/08 (2)(Prere.)	2,300	2,360
Riverside CA Electric Rev.	5.375%	10/1/13 (2)	3,595	3,690
Roseville CA Natural Gas Financing Auth.	5.000%	2/15/18	2,280	2,314
Roseville CA Natural Gas Financing Auth.	5.000%	2/15/19	10,000	10,076
Roseville CA Water Util. Rev. COP	5.200%	12/1/15 (3)	5,000	5,051
Sacramento CA Cogeneration Auth. Rev.	5.250%	7/1/11 (1)	4,730	4,825
Sacramento CA Cogeneration Auth. Rev.	5.250%	7/1/14 (1)	5,500	5,614
Sacramento CA Cogeneration Auth. Rev.	5.250%	7/1/15 (1)	5,755	5,875
Sacramento CA Cogeneration Auth. Rev.	5.000%	7/1/17 (1)	4,760	4,852
Sacramento CA Financing Auth. Lease Rev.	5.375%	12/1/12 (4)(Prere.)	4,395	4,821
Sacramento CA Financing Auth. Lease Rev.	5.000%	11/1/14 (1)	4,170	4,425
Sacramento CA Financing Auth. Lease Rev.	5.375%	12/1/14 (4)	1,630	1,778
Sacramento CA Financing Auth. Lease Rev.	5.000%	12/1/19 (3)	12,860	13,697
Sacramento CA Financing Auth. Lease Rev.	5.000%	12/1/20 (3)	13,670	14,454
Sacramento CA Financing Auth. Lease Rev.	5.250%	12/1/24 (2)	12,675	14,166
Sacramento CA Muni. Util. Dist. Rev.	6.250%	8/15/10 (1)	28,000	29,317
Sacramento CA Muni. Util. Dist. Rev.	5.000%	11/15/12 (1)	2,185	2,356
Sacramento CA Muni. Util. Dist. Rev.	5.100%	7/1/13 (2)	2,850	2,911
Sacramento CA Muni. Util. Dist. Rev.	5.250%	8/15/13 (4)	1,000	1,067
Sacramento CA Muni. Util. Dist. Rev.	5.250%	8/15/14 (4)	2,500	2,665
Sacramento CA Muni. Util. Dist. Rev.	5.125%	7/1/15 (1)	8,270	8,447
Sacramento CA Muni. Util. Dist. Rev.	5.250%	7/1/24 (2)	10,000	11,156
Sacramento County CA Public Fac. Finance Corp.
COP (Main Detention Fac.)	5.500%	6/1/10 (1)(ETM)	3,525	3,636
Sacramento County CA Sanitation Dist. Financing Auth.	6.000%	12/1/13	2,500	2,715
Sacramento County CA Sanitation Dist. Financing Auth.	6.000%	12/1/15	2,500	2,711
Sacramento County CA Sanitation Dist. Financing Auth.	5.000%	12/1/17 (3)	1,000	1,094
Sacramento County CA Sanitation Dist. Financing Auth.	5.000%	12/1/19 (3)	8,000	8,668
Sacramento County CA Sanitation Dist. Financing Auth.	5.000%	12/1/20 (3)	2,055	2,216

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Sacramento County CA Sanitation Dist. Financing Auth.	5.000%	12/1/21 (3)	6,000	6,438
Sacramento County CA Sanitation Dist. Financing Auth.	5.000%	12/1/22 (3)	5,495	5,867
Sacramento County CA Sanitation Dist. Financing Auth.	5.000%	12/1/23 (3)	7,030	7,486
Sacramento County CA Sanitation Dist. Financing Auth.	5.000%	12/1/25 (3)	5,000	5,287
Sacramento County CA Water Financing Auth. Rev.
Agency Zones	5.000%	6/1/13 (2)(Prere.)	1,235	1,335
San Bernardino County CA Justice Center and
Airport COP	5.000%	7/1/14 (1)	5,585	6,050
San Bernardino County CA Medical Center COP	5.500%	8/1/17 (1)	5,250	5,747
San Bernardino County CA Medical Center COP	6.500%	8/1/17 (1)	5,000	5,856
San Bernardino County CA Medical Center COP	5.500%	8/1/22 (1)	8,940	10,171
San Diego CA Community College Dist. GO	5.000%	8/1/20 (4)	6,830	7,413
San Diego CA Community College Dist. GO	5.000%	8/1/22 (4)	3,805	4,085
San Diego CA Community College Dist. GO	5.000%	8/1/23 (4)	5,000	5,352
San Diego CA Financing Auth. Lease Rev.	5.250%	4/1/12 (2)	3,000	3,073
San Diego CA Financing Auth. Lease Rev.	5.250%	4/1/14 (2)	5,680	5,824
San Diego CA USD GO	0.000%	7/1/09 (3)	6,270	5,940
San Diego CA USD GO	0.000%	7/1/14 (3)	3,400	2,624
San Diego CA USD GO	5.000%	7/1/15 (4)(Prere.)	9,200	10,164
San Diego CA USD GO	5.000%	7/1/15 (4)(Prere.)	10,000	11,048
San Diego CA USD GO	5.000%	7/1/15 (4)(Prere.)	15,250	16,848
San Diego CA USD GO	5.500%	7/1/17 (1)	2,895	3,298
San Diego CA USD GO	0.000%	7/1/18 (3)	9,500	5,993
San Diego CA USD GO	5.500%	7/1/20 (4)	9,490	10,937
San Diego CA USD GO	5.500%	7/1/20 (1)	11,390	13,054
San Diego CA USD GO	5.500%	7/1/21 (4)	11,470	13,233
San Diego CA USD GO	5.500%	7/1/22 (4)	12,790	14,756
San Diego CA USD GO	5.500%	7/1/23 (4)	9,210	10,638
San Diego CA Water Auth. Rev. COP	5.250%	5/1/15 (3)	6,215	6,855
San Diego CA Water Auth. Rev. COP	5.250%	5/1/16 (3)	7,880	8,713
San Diego CA Water Auth. Rev. COP	5.250%	5/1/17 (3)	14,005	15,585
San Diego CA Water Auth. Rev. COP	5.250%	5/1/18 (3)	14,690	16,388
San Diego CA Water Auth. Rev. COP	5.250%	5/1/21 (3)	6,725	7,510
San Diego CA Water Auth. Rev. COP	5.250%	5/1/22 (3)	7,075	7,888
San Diego County CA COP	5.000%	2/1/22 (2)	2,000	2,087
San Diego County CA COP	5.000%	2/1/24 (2)	1,500	1,555
San Diego County CA COP	5.000%	2/1/26 (2)	1,000	1,032
San Francisco CA City & County COP (San Bruno Jail)	5.250%	10/1/14 (2)	2,860	2,960
San Francisco CA City & County COP (San Bruno Jail)	5.125%	10/1/17 (2)	1,000	1,034
San Francisco CA City & County GO (Laguna
Honda Hosp.)	5.000%	6/15/16 (2)	8,000	8,654
San Francisco CA City & County International
Airport Rev.	5.500%	5/1/08 (4)(Prere.)	2,020	2,057
San Francisco CA City & County International
Airport Rev.	5.250%	5/1/12 (1)(Prere.)	4,015	4,341
San Francisco CA City & County International
Airport Rev.	5.250%	5/1/13 (1)	2,430	2,615

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
San Francisco CA City & County International
Airport Rev.	5.250%	5/1/14 (1)	3,185	3,419
San Francisco CA City & County International
Airport Rev.	5.000%	5/1/27 (3)	13,075	13,706
San Francisco CA City & County Redev. Agency
Lease Rev. (Moscone Center)	5.000%	7/1/16 (4)	3,270	3,466
San Francisco CA City & County Water Rev.	5.000%	11/1/17 (1)	4,865	5,178
San Joaquin Hills CA Transp. Corridor Agency
Toll Road Rev.	0.000%	1/15/11 (1)	7,140	6,420
San Joaquin Hills CA Transp. Corridor Agency
Toll Road Rev.	0.000%	1/15/14 (1)	5,500	4,347
San Jose CA Airport Rev.	5.375%	3/1/13 (4)	4,945	5,375
San Jose CA Airport Rev.	5.375%	3/1/14 (4)	7,550	8,186
San Jose CA Airport Rev.	5.375%	3/1/15 (4)	7,950	8,604
San Jose CA Financing Auth. Lease Rev.	5.000%	9/1/13 (1)	9,570	10,122
San Jose CA Redev. Agency	5.250%	8/1/13 (1)	5,000	5,443
San Jose CA Redev. Agency	5.250%	8/1/14 (1)	5,000	5,494
San Jose CA Redev. Agency	5.000%	8/1/23 (2)	40,000	42,097
San Jose CA Redev. Agency	5.000%	8/1/24 (1)	53,360	55,856
San Jose CA Redev. Agency	5.000%	8/1/25 (1)	24,980	26,069
San Jose CA USD GO	5.250%	8/1/10 (4)(Prere.)	2,790	2,961
San Jose CA USD GO	5.250%	8/1/10 (4)(Prere.)	2,540	2,695
San Juan CA USD GO	5.500%	8/1/10 (3)(Prere.)	1,950	2,082
San Juan CA USD GO	5.500%	8/1/10 (3)(Prere.)	1,930	2,060
San Juan CA USD GO	5.600%	8/1/10 (3)(Prere.)	2,685	2,873
San Juan CA USD GO	5.600%	8/1/10 (3)(Prere.)	2,745	2,937
San Mateo CA Redev. Auth. Tax Allocation	5.000%	8/1/11 (Prere.)	1,000	1,060
San Mateo CA Redev. Auth. Tax Allocation	5.200%	8/1/11 (Prere.)	2,045	2,183
San Mateo CA Redev. Auth. Tax Allocation	5.250%	8/1/11 (Prere.)	2,225	2,378
San Mateo CA Union High School Dist. GO	0.000%	9/1/10 (3)	1,200	1,091
San Mateo CA Union High School Dist. GO	0.000%	9/1/12 (3)	1,180	992
San Mateo CA Union High School Dist. GO	0.000%	9/1/13 (3)	1,715	1,380
San Mateo CA Union High School Dist. GO	0.000%	9/1/14 (3)	1,500	1,150
San Mateo County CA Community College Dist. GO	5.375%	9/1/15 (3)	1,300	1,410
San Mateo County CA Community College Dist. GO	5.375%	9/1/18 (3)	1,515	1,629
San Mateo County CA Community College Dist. GO	0.000%	9/1/21 (1)	4,645	2,461
San Mateo County CA Community College Dist. GO	0.000%	9/1/22 (1)	5,675	2,832
San Mateo County CA Community College Dist. GO	0.000%	9/1/24 (1)	2,825	1,255
San Mateo County CA Community College Dist. GO	0.000%	9/1/25 (1)	4,000	1,685
San Mateo County CA Community College Dist. GO	5.000%	9/1/26	3,170	3,342
San Mateo County CA Transp. Dist. Sales Tax Rev.	5.250%	6/1/09 (4)(Prere.)	1,865	1,936
San Mateo County CA Transp. Dist. Sales Tax Rev.	5.250%	6/1/09 (4)(Prere.)	4,275	4,439
Santa Ana CA Community Redev. Agency Tax
Allocation (South Main Street)	5.000%	9/1/18 (3)	2,685	2,838
Santa Ana CA Finance Auth. Rev.	5.375%	9/1/09 (1)	3,040	3,145
Santa Ana CA Finance Auth. Rev.	5.375%	9/1/10 (1)	1,600	1,656
Santa Barbara County CA COP	5.250%	12/1/12 (2)	1,000	1,085
Santa Barbara County CA COP	5.250%	12/1/13 (2)	2,355	2,566
Santa Barbara County CA COP	5.250%	12/1/15 (2)	1,065	1,159
Santa Barbara County CA COP	5.250%	12/1/16 (2)	1,760	1,908
Santa Clara CA Electric Rev.	5.250%	7/1/17 (1)	1,475	1,598
Santa Clara CA Electric Rev.	5.250%	7/1/18 (1)	1,720	1,844

California Intermediate-Term Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Santa Clara County CA Financing Auth. Lease Rev.	7.750%	11/15/10 (2)	4,500	5,052
	Santa Clara County CA Financing Auth. Lease Rev.	5.500%	5/15/11 (2)	4,535	4,816
	Santa Clara County CA Financing Auth. Lease Rev.	7.750%	11/15/11 (2)	1,000	1,160
	Santa Clara County CA Financing Auth. Lease Rev.	5.500%	5/15/12 (2)	4,785	5,082
	Santa Margarita/Dana Point CA Auth. Rev.	5.500%	8/1/08 (2)	3,345	3,391
	Santa Margarita/Dana Point CA Auth. Rev.	5.500%	8/1/09 (2)	3,860	3,943
	Santa Margarita/Dana Point CA Auth. Rev.	7.250%	8/1/09 (1)	2,000	2,124
	Santa Margarita/Dana Point CA Auth. Rev.	5.500%	8/1/10 (2)	2,245	2,293
	Santa Margarita/Dana Point CA Auth. Rev.	7.250%	8/1/10 (1)	4,630	5,087
3	Simi Valley CA School Financing Auth Rev. TOB VRDO	3.680%	12/7/07 (4)	7,040	7,040
	Solano County CA COP	5.000%	11/1/17 (1)	4,110	4,480
	Solano County CA COP	5.000%	11/1/18 (1)	3,810	4,126
	Solano County CA COP	5.000%	11/1/19 (1)	3,995	4,306
	Solano County CA COP	5.000%	11/1/20 (1)	4,195	4,482
	Solano County CA COP	5.000%	11/1/21 (1)	4,405	4,681
	South Orange County CA Public Finance Auth. Rev.	7.000%	9/1/08 (1)	5,610	5,761
	South Orange County CA Public Finance Auth. Rev.	7.000%	9/1/09 (1)	5,000	5,310
	South Orange County CA Public Finance Auth. Rev.	7.000%	9/1/10 (1)	3,300	3,620
	South Orange County CA Public Finance Auth. Rev.	7.000%	9/1/11 (1)	3,490	3,939
	South Orange County CA Public Finance Auth. Rev.	5.375%	8/15/12 (4)	5,605	5,837
	South Orange County CA Public Finance Auth. Rev.	5.250%	8/15/13 (2)	2,290	2,341
	South San Francisco CA Redev. Agency Tax Allocation	5.000%	9/1/31 (3)	7,255	7,472
	Southern California Public Power Auth. (Natural
	Gas Project) Rev.	5.250%	11/1/23	5,250	5,404
	Southern California Public Power Auth. (Natural
	Gas Project) Rev.	5.250%	11/1/24	5,000	5,113
	Southern California Public Power Auth. (Natural
	Gas Project) Rev.	5.250%	11/1/25	5,000	5,093
	Southern California Public Power Auth. (Natural
	Gas Project) Rev.	5.250%	11/1/26	2,500	2,536
	Southern California Public Power Auth. Rev.
	(San \Juan Unit)	5.500%	1/1/13 (4)	3,500	3,856
	Tamalpais CA Union High School Dist. GO	5.000%	8/1/15 (4)	1,855	1,976
	Tamalpais CA Union High School Dist. GO	5.000%	8/1/16 (4)	1,930	2,056
	Tamalpais CA Union High School Dist. GO	5.000%	8/1/17 (4)	2,015	2,147
	Temecula Valley CA USD	6.000%	8/1/08 (4)	1,370	1,394
	Tobacco Securitization Auth. Rev.
	(Southern California Tobacco Settlement)	4.750%	6/1/25	10,935	10,266
	Tulare County CA COP	5.000%	8/15/15 (1)	6,460	7,036
	Univ. of California Regents	5.000%	5/15/19 (1)	5,075	5,464
	Univ. of California Regents	5.000%	5/15/20 (1)	5,065	5,429
	Univ. of California Rev.	5.000%	5/15/17 (4)	33,320	36,405
	Univ. of California Rev.	5.000%	5/15/18 (4)	3,000	3,187
	Univ. of California Rev.	5.000%	5/15/18 (4)	10,000	10,852
	Univ. of California Rev.	5.000%	5/15/19 (4)	19,875	21,480
	Univ. of California Rev.	5.000%	5/15/20 (4)	30,900	33,250
	Univ. of California Rev.	5.000%	5/15/21 (4)	14,915	15,976
	Univ. of California Rev.	5.000%	5/15/22 (4)	11,910	12,696
	Univ. of California Rev. (Multiple Purpose Project)	5.000%	9/1/08 (Prere.)	8,485	8,671
	Univ. of California Rev. (Multiple Purpose Project)	5.000%	9/1/08 (Prere.)	1,000	1,022
	Univ. of California Rev. (Multiple Purpose Project)	5.125%	9/1/09 (3)(Prere.)	3,150	3,278

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Univ. of California Rev. (San Diego Medical Center)	5.125%	12/1/14 (4)	4,290	4,536
Univ. of California Rev. (San Diego Medical Center)	5.125%	12/1/15 (4)	4,515	4,774
Ventura County CA Community College Dist. GO	5.000%	8/1/16 (1)	3,100	3,332
Ventura County CA Community College Dist. GO	5.000%	8/1/17 (1)	2,300	2,461
Ventura County CA COP Public Finance Auth.	5.375%	8/15/13 (4)	4,320	4,466
Vista CA USD GO	5.375%	8/1/12 (4)(Prere.)	1,350	1,473
Vista CA USD GO	5.375%	8/1/12 (4)(Prere.)	1,695	1,849
Vista CA USD GO	5.375%	8/1/12 (4)(Prere.)	1,455	1,587
Vista CA USD GO	5.375%	8/1/15 (4)	150	162
Vista CA USD GO	5.375%	8/1/16 (4)	190	206
Vista CA USD GO	5.375%	8/1/17 (4)	160	173
Western Placer County CA USD PUT	3.625%	12/1/09 (4)	8,500	8,508

Outside California:
Puerto Rico Aqueduct & Sewer Auth. Rev.	6.000%	7/1/09 (1)	5,250	5,461
Puerto Rico Aqueduct & Sewer Auth. Rev.	6.250%	7/1/12 (1)	1,000	1,119
Puerto Rico Electric Power Auth. Rev.	5.000%	7/1/10	7,500	7,748
Puerto Rico Electric Power Auth. Rev.	5.750%	7/1/10 (4)(Prere.)	4,000	4,282
Puerto Rico Electric Power Auth. Rev.	5.750%	7/1/10 (4)(Prere.)	2,700	2,890
Puerto Rico Electric Power Auth. Rev.	5.000%	7/1/11	12,500	13,024
Puerto Rico Electric Power Auth. Rev.	5.500%	7/1/11 (4)	6,050	6,436
Puerto Rico Electric Power Auth. Rev.	6.000%	7/1/12 (1)	8,235	9,126
Puerto Rico Electric Power Auth. Rev.	5.250%	7/1/24 (3)	10,765	11,662
Puerto Rico Electric Power Auth. Rev.	5.250%	7/1/25 (1)	10,000	10,994
Puerto Rico GO	5.000%	7/1/08 (ETM)	500	505
Puerto Rico GO	6.500%	7/1/11 (1)	2,500	2,762
Puerto Rico GO	5.250%	7/1/23	5,000	5,150
Puerto Rico Govt. Dev. Bank VRDO	3.410%	12/7/07 (1)	910	910
Puerto Rico Highway & Transp. Auth. Rev.	5.500%	7/1/13 (1)	2,250	2,436
Puerto Rico Highway & Transp. Auth. Rev. VRDO	3.500%	12/7/07 (2)	11,560	11,560
Puerto Rico Infrastructure Financing Auth.
Special Tax Rev.	5.500%	7/1/21 (3)	5,000	5,574
Puerto Rico Infrastructure Financing Auth.
Special Tax Rev.	5.500%	7/1/22 (3)	12,000	13,368
Puerto Rico Infrastructure Financing Auth.
Special Tax Rev.	5.500%	7/1/23 (3)	5,835	6,490
Puerto Rico Infrastructure Financing Auth.
Special Tax Rev.	5.500%	7/1/23 (2)	12,670	14,138
Puerto Rico Muni. Finance Agency	5.625%	8/1/10 (4)	17,775	18,620
Puerto Rico Muni. Finance Agency	5.750%	8/1/11 (4)	13,560	14,225
Puerto Rico Muni. Finance Agency	5.750%	8/1/11 (4)	7,750	8,130
Puerto Rico Muni. Finance Agency	5.000%	7/1/14 (11)	1,360	1,453
Puerto Rico Muni. Finance Agency	5.250%	7/1/16 (11)	1,400	1,527
Puerto Rico Muni. Finance Agency	5.250%	8/1/17 (4)	16,310	18,177
Puerto Rico Muni. Finance Agency	5.250%	7/1/18 (11)	1,000	1,085
Puerto Rico Public Finance Corp. PUT	5.750%	2/1/12 LOC	20,000	20,932
Univ. of Puerto Rico Rev.	5.200%	6/1/10 (1)(Prere.)	1,215	1,273
Univ. of Puerto Rico Rev.	5.750%	6/1/10 (1)(Prere.)	1,000	1,061
Univ. of Puerto Rico Rev.	5.750%	6/1/10 (1)(Prere.)	2,000	2,122
Virgin Islands Public Finance Auth. Rev.	5.250%	10/1/15	2,200	2,321

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Total Municipal Bonds (Cost $4,311,589)				4,347,018
Other Assets and Liabilities (0.3%)
Other Assets—Note B				66,934
Payables for Investment Securities Purchased				(41,999)
Other Liabilities				(12,739)
				12,196
Net Assets (100%)				4,359,214

At November 30, 2007, net assets consisted of:[4]
Amount
($000)
Paid-in Capital	4,350,523
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(26,757)
Unrealized Appreciation
Investment Securities	35,429
Futures Contracts	19
Net Assets	4,359,214

Investor Shares—Net Assets
Applicable to 113,810,851 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)	1,243,087
Net Asset Value Per Share—Investor Shares	$10.92

Admiral Shares—Net Assets
Applicable to 285,297,173 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)	3,116,127
Net Asset Value Per Share—Admiral Shares	$10.92

•  See Note A in Notes to Financial Statements.

1  Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2007.

2  Securities with a value of $7,358,000 have been segregated as initial margin for open futures contracts.

3  Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2007, the value of this security represented 0.2% of net assets.

4  See Note D in Notes to Financial Statements for the tax-basis components of net assets.

For a key to abbreviations and other references, see page 54.

California Intermediate-Term Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.

BAN—Bond Anticipation Note.

COP—Certificate of Participation.

CP—Commercial Paper.

FR—Floating Rate.

GAN—Grant Anticipation Note.

GO—General Obligation Bond.

IDA—Industrial Development Authority Bond.

IDR—Industrial Development Revenue Bond.

PCR—Pollution Control Revenue Bond.

PUT—Put Option Obligation.

RAN—Revenue Anticipation Note.

TAN—Tax Anticipation Note.

TOB—Tender Option Bond.

TRAN—Tax Revenue Anticipation Note.

UFSD—Union Free School District.

USD—United School District.

VRDO—Variable Rate Demand Obligation.

(ETM)—Escrowed to Maturity.

(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:

(1) MBIA (Municipal Bond Insurance Association).

(2) AMBAC (Ambac Assurance Corporation).

(3) FGIC (Financial Guaranty Insurance Company).

(4) FSA (Financial Security Assurance).

(5) BIGI (Bond Investors Guaranty Insurance).

(6) Connie Lee Inc.

(7) FHA (Federal Housing Authority).

(8) CapMAC (Capital Markets Assurance Corporation).

(9) American Capital Access Financial Guaranty Corporation.

(10) XL Capital Assurance Inc.

(11) CIFG (CDC IXIS Financial Guaranty).

(12) Assured Guaranty Corp.

The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

California Intermediate-Term Tax-Exempt Fund

Statement of Operations

Year Ended
November 30, 2007
($000)
Investment Income
Income
Interest	161,717
Total Income	161,717
Expenses
The Vanguard Group—Note B
Investment Advisory Services	320
Management and Administrative
Investor Shares	1,278
Admiral Shares	1,234
Marketing and Distribution
Investor Shares	299
Admiral Shares	625
Custodian Fees	28
Auditing Fees	23
Shareholders’ Reports
Investor Shares	24
Admiral Shares	8
Trustees’ Fees and Expenses	4
Total Expenses	3,843
Expenses Paid Indirectly—Note C	(209)
Net Expenses	3,634
Net Investment Income	158,083
Realized Net Gain (Loss)
Investment Securities Sold	6,009
Futures Contracts	(11,469)
Realized Net Gain (Loss)	(5,460)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(48,817)
Futures Contracts	259
Change in Unrealized Appreciation (Depreciation)	(48,558)
Net Increase (Decrease) in Net Assets Resulting from Operations	104,065

California Intermediate-Term Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	158,083	125,137
Realized Net Gain (Loss)	(5,460)	(4,924)
Change in Unrealized Appreciation (Depreciation)	(48,558)	46,138
Net Increase (Decrease) in Net Assets Resulting from Operations	104,065	166,351
Distributions
Net Investment Income
Investor Shares	(46,280)	(41,037)
Admiral Shares	(111,803)	(84,100)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(158,083)	(125,137)
Capital Share Transactions—Note F
Investor Shares	191,652	53,073
Admiral Shares	765,002	512,635
Net Increase (Decrease) from Capital Share Transactions	956,654	565,708
Total Increase (Decrease)	902,636	606,922
Net Assets
Beginning of Period	3,456,578	2,849,656
End of Period	4,359,214	3,456,578

California Intermediate-Term Tax-Exempt Fund

Financial Highlights

Investor Shares

	Year Ended November 30,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$11.09	$10.95	$11.15	$11.44	$11.29
Investment Operations
Net Investment Income	.435	.438	.434	.440	.454
Net Realized and Unrealized Gain (Loss)
on Investments	(.170)	.140	(.200)	(.171)	.188
Total from Investment Operations	.265	.578	.234	.269	.642
Distributions
Dividends from Net Investment Income	(.435)	(.438)	(.434)	(.440)	(.454)
Distributions from Realized Capital Gains	—	—	—	(.119)	(.038)
Total Distributions	(.435)	(.438)	(.434)	(.559)	(.492)
Net Asset Value, End of Period	$10.92	$11.09	$10.95	$11.15	$11.44

Total Return[1]	2.46%	5.40%	2.11%	2.41%	5.78%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,243	$1,068	$1,002	$1,500	$1,490
Ratio of Total Expenses to
Average Net Assets	0.15%	0.16%	0.16%	0.15%	0.17%
Ratio of Net Investment Income to
Average Net Assets	3.97%	4.00%	3.90%	3.91%	3.99%
Portfolio Turnover Rate	11%	7%	12%	14%	21%

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

California Intermediate-Term Tax-Exempt Fund

Admiral Shares

	Year Ended November 30,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$11.09	$10.95	$11.15	$11.44	$11.29
Investment Operations
Net Investment Income	.443	.446	.442	.446	.461
Net Realized and Unrealized Gain (Loss)
on Investments	(.170)	.140	(.200)	(.171)	.188
Total from Investment Operations	.273	.586	.242	.275	.649
Distributions
Dividends from Net Investment Income	(.443)	(.446)	(.442)	(.446)	(.461)
Distributions from Realized Capital Gains	—	—	—	(.119)	(.038)
Total Distributions	(.443)	(.446)	(.442)	(.565)	(.499)
Net Asset Value, End of Period	$10.92	$11.09	$10.95	$11.15	$11.44

Total Return	2.53%	5.48%	2.18%	2.47%	5.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,116	$2,388	$1,847	$1,082	$966
Ratio of Total Expenses to
Average Net Assets	0.08%	0.09%	0.09%	0.09%	0.11%
Ratio of Net Investment Income to
Average Net Assets	4.04%	4.07%	3.98%	3.97%	4.05%
Portfolio Turnover Rate	11%	7%	12%	14%	21%

See accompanying Notes, which are an integral part of the Financial Statements.

California Intermediate-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard California Intermediate-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of California. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution

California Intermediate-Term Tax-Exempt Fund

expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2007, the fund had contributed capital of $352,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.35% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. The fund’s investment advisor may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the fund part of the underwriting fees generated. Such rebates or credits are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 2007, these arrangements reduced the fund’s management and administrative expenses by $201,000 and custodian fees by $8,000. The total expense reduction represented an effective annual rate of 0.01% of average net assets.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

For tax purposes, at November 30, 2007, the fund had available realized losses of $17,235,000 to offset future net capital gains of $4,252,000 through November 30, 2012, $2,524,000 through November 30, 2013, $6,523,000 through November 30, 2014, and $3,936,000 through November 30, 2015.

The fund had realized losses totaling $9,503,000 through November 30, 2007, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes.

At November 30, 2007, the cost of investment securities for tax purposes was $4,321,092,000. Net unrealized appreciation of investment securities for tax purposes was $25,926,000, consisting of unrealized gains of $52,742,000 on securities that had risen in value since their purchase and $26,816,000 in unrealized losses on securities that had fallen in value since their purchase.

At November 30, 2007, the aggregate settlement value of open futures contracts expiring in March 2008 and the related unrealized appreciation (depreciation) were:

($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
30-Year U.S. Treasury Bond	(324)	(37,969)	19

California Intermediate-Term Tax-Exempt Fund

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. During the year ended November 30, 2007, the fund purchased $1,261,005,000 of investment securities and sold $412,389,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

	Year Ended November 30,
		2007		2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	543,786	49,757	435,224	39,752
Issued in Lieu of Cash Distributions	40,262	3,687	35,069	3,201
Redeemed	(392,396)	(35,962)	(417,220)	(38,118)
Net Increase (Decrease)—Investor Shares	191,652	17,482	53,073	4,835
Admiral Shares
Issued	1,201,929	109,983	835,613	76,292
Issued in Lieu of Cash Distributions	85,220	7,805	61,428	5,606
Redeemed	(522,147)	(47,890)	(384,406)	(35,157)
Net Increase (Decrease)—Admiral Shares	765,002	69,898	512,635	46,741

G. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, and is effective for the fund’s fiscal year beginning December 1, 2007. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended November 30, 2004–2007) for purposes of implementing FIN 48, and has concluded that as of November 30, 2007, no provision for income tax would be required in the fund’s financial statements.

California Long-Term Tax-Exempt Fund

Fund Profile

As of November 30, 2007

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	403	7,034	42,147
Yield		—	—
Investor Shares	4.1%
Admiral Shares	4.2%
Yield to Maturity	4.2%[3]	3.8%	4.0%
Average Coupon	4.2%	5.0%	5.0%
Average Effective
Maturity	9.2 years	9.9 years	13.4 years
Average Quality	AA	AAA	AA+
Average Duration	6.7 years	6.2 years	7.2 years
Expense Ratio		—	—
Investor Shares	0.15%
Admiral Shares	0.08%
Short-Term Reserves	0.0%	—	—

Distribution by Maturity (% of portfolio)

Under 1 Year	10.3%
1–5 Years	19.8
5–10 Years	46.2
10–20 Years	11.6
20–30 Years	8.6
Over 30 Years	3.5

Volatility Measures[4]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.87	0.97
Beta	0.96	1.18

Distribution by Credit Quality (% of portfolio)

AAA	66.6%
AA	8.2
A	19.1
BBB	5.9
Other	0.2

Investment Focus

1  Lehman 10 Year Municipal Bond Index.

2  Lehman Municipal Bond Index.

3  Before expenses.

4  For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 90.

California Long-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 1997—November 30, 2007

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended November 30, 2007			of a $10,000
	One Year	Five Years	Ten Years	Investment
California Long-Term
Tax-Exempt Fund Investor Shares[1]	1.15%	4.45%	5.20%	$16,604
Lehman Municipal Bond Index	2.71	4.68	5.30	16,760
Lehman 10 Year Municipal Bond Index	3.51	4.71	5.35	16,839
Average California Municipal Debt Fund[2]	0.32	3.95	4.40	15,380

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[3]	Investment
California Long-Term
Tax-Exempt Fund Admiral Shares	1.22%	4.51%	4.24%	$128,586
Lehman Municipal Bond Index	2.71	4.68	4.53	130,710
Lehman 10 Year Municipal Bond Index	3.51	4.71	4.61	131,327

1   Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2  Derived from data provided by Lipper Inc.; based on the Average California Insured Municipal Debt Fund through March 31, 2002, and the Average California Municipal Debt Fund thereafter.

3  Performance for the fund’s Admiral Shares and comparative standards is calculated since the share class inception: November 12, 2001.

California Long-Term Tax-Exempt Fund

Fiscal-Year Total Returns (%): November 30, 1997–November 30, 2007

	Investor Shares			Lehman[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1998	3.1%	5.2%	8.3%	8.1%
1999	–7.0	4.8	–2.2	–0.4
2000	5.5	5.6	11.1	7.7
2001	2.6	5.1	7.7	8.2
2002	0.5	4.9	5.4	6.7
2003	2.2	4.8	7.0	6.9
2004	–1.3	4.6	3.3	4.0
2005	–0.3	4.5	4.2	3.0
2006	2.0	4.7	6.7	6.2
2007	–3.4	4.6	1.2	3.5

Average Annual Total Returns: Periods Ended September 30, 2007

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares[2]	4/7/1986	2.18%	3.63%	0.36%	4.89%	5.25%
Admiral Shares	11/12/2001	2.25	3.70	–0.46[3]	4.72[3]	4.26[3]

1  Lehman 10 Year Municipal Bond Index.

2  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3  Return since inception.

Note: See Financial Highlights tables on pages 80 and 83 for dividend and capital gains information.

California Long-Term Tax-Exempt Fund

Financial Statements

Statement of Net Assets

As of November 30, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Municipal Bonds (100.6%)
ABAG Finance Auth. for Non-Profit Corp.
California (Children’s Hosp. Medical Center) COP	6.000%	12/1/09 (2)(Prere.)	3,000	3,184
ABAG Finance Auth. for Non-Profit Corp. California
(School of the Mechanical Arts)	5.250%	10/1/26	1,000	1,027
ABAG Finance Auth. for Non-Profit Corp. California
(School of the Mechanical Arts)	5.300%	10/1/32	3,180	3,246
Alameda CA Corridor Transp. Auth. Rev.	5.125%	10/1/17 (1)	5,000	5,206
Alameda CA Corridor Transp. Auth. Rev.	5.125%	10/1/18 (1)	2,000	2,070
Alameda CA Corridor Transp. Auth. Rev.	0.000%	10/1/30 (2)	30,375	10,011
Alameda CA Corridor Transp. Auth. Rev.	0.000%	10/1/34 (1)	24,095	6,624
Alameda CA Corridor Transp. Auth. Rev.	0.000%	10/1/36 (1)	20,000	4,966
Alameda CA Corridor Transp. Auth. Rev.	0.000%	10/1/37 (1)	13,000	3,067
Alameda County CA USD	0.000%	8/1/24 (4)	3,510	1,615
Alameda County CA USD	0.000%	8/1/29 (4)	5,000	1,778
Anaheim CA Public Finance Auth. Distribution
System Rev.	5.000%	10/1/21 (1)	3,390	3,574
Bakersfield CA WasteWater Rev.	5.000%	9/15/32 (4)	16,765	17,629
Bay Area Toll Auth. CA Toll Bridge Rev.	5.000%	4/1/19	5,970	6,499
Bay Area Toll Auth. CA Toll Bridge Rev.	5.000%	4/1/20	8,820	9,551
Bay Area Toll Auth. CA Toll Bridge Rev.	5.000%	4/1/21	7,000	7,541
Bay Area Toll Auth. CA Toll Bridge Rev.	5.000%	4/1/22	8,155	8,739
Cabrillo CA Community College Dist. Rev.	0.000%	8/1/28 (1)	2,250	842
California County CA Tobacco Securitization Agency	0.000%	6/1/28	7,500	5,788
California County CA Tobacco Securitization Agency	0.000%	6/1/36	7,500	5,712
California Educ. Fac. Auth. Rev.
(Claremont Graduate Univ.)	5.000%	3/1/42	8,330	8,208
California Educ. Fac. Auth. Rev.
(College of Arts & Crafts)	6.875%	6/1/19	1,615	1,893
California Educ. Fac. Auth. Rev.
(College of Arts & Crafts)	5.750%	6/1/25	2,000	2,047

California Long-Term Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	California Educ. Fac. Auth. Rev. (Univ. of The Pacific)	5.000%	11/1/25	2,000	2,030
	California Educ. Fac. Auth. Rev. (Univ. of The Pacific)	5.000%	11/1/30	3,500	3,534
	California Educ. Fac. Auth. Rev. (Univ. of The Pacific)	5.000%	11/1/36	8,985	9,066
	California GO	6.250%	9/1/12 (3)	9,000	9,875
	California GO	7.000%	11/1/13 (3)	65	66
	California GO	5.125%	2/1/14 (Prere.)	10,000	10,964
	California GO	5.250%	10/1/14 (3)	2,885	2,917
	California GO	6.000%	8/1/19 (3)	210	211
	California GO	5.000%	8/1/20	21,070	22,177
	California GO	5.000%	11/1/22	11,905	12,406
	California GO	5.000%	9/1/25	16,950	17,396
	California GO	5.125%	2/1/26	15,325	16,011
	California GO	5.000%	6/1/26 (3)	40,000	41,816
	California GO	5.000%	9/1/28	15,350	15,632
	California GO	5.000%	6/1/32	35,000	35,492
	California GO	4.500%	12/1/32 (4)	30,000	29,007
	California GO	5.000%	6/1/34	40,000	40,414
	California GO	4.500%	12/1/34	15,825	14,840
	California GO	4.500%	9/1/36 (4)	25,000	24,092
	California GO	5.000%	6/1/37	23,215	23,478
1	California GO TOB VRDO	3.780%	12/7/07	11,680	11,680
	California GO VRDO	3.450%	12/3/07 LOC	2,910	2,910
	California Health Fac. Finance Auth. Rev.
	(Adventist Health System)	5.000%	3/1/33	7,950	7,882
	California Health Fac. Finance Auth. Rev.
	(California-Nevada Methodist)	5.000%	7/1/36	2,075	2,091
	California Health Fac. Finance Auth. Rev.
	(Casa Colina)	6.125%	4/1/32	10,000	10,352
	California Health Fac. Finance Auth. Rev.
	(Catholic Healthcare West)	4.750%	7/1/19 (1)	765	765
	California Health Fac. Finance Auth. Rev.
	(Cedars-Sinai Medical Center)	5.000%	11/15/27	7,000	7,055
	California Health Fac. Finance Auth. Rev.
	(Cedars-Sinai Medical Center)	5.000%	11/15/34	10,000	9,970
	California Health Fac. Finance Auth. Rev.
	(Scripps Health)	5.000%	10/1/08 (1)(Prere.)	5,000	5,115
	California Health Fac. Finance Auth. Rev.
	(Sutter Health)	5.250%	11/15/46	47,500	48,403
	California Housing Finance Agency Home
	Mortgage Rev.	6.050%	8/1/27 (2)	5,000	5,114
	California Infrastructure & Econ. Dev. Bank Rev.
	(Bay Area Toll)	5.000%	1/1/28 (3)(Prere.)	7,500	8,298
	California Infrastructure & Econ. Dev. Bank Rev.
	(California Science Center)	5.000%	5/1/31 (3)	7,635	7,938

California Long-Term Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	California Infrastructure & Econ. Dev. Bank Rev.
	(J. David Gladstone Institute)	5.500%	10/1/18	3,905	4,099
	California Infrastructure & Econ. Dev. Bank Rev.
	(J. David Gladstone Institute)	5.500%	10/1/20	1,500	1,570
	California Infrastructure & Econ. Dev. Bank Rev.
	(J. David Gladstone Institute)	5.250%	10/1/34	20,040	20,329
	California Infrastructure & Econ. Dev. Bank Rev.
	(Kaiser Hosp. Assn.)	5.500%	8/1/31	7,610	7,807
	California Infrastructure & Econ. Dev. Bank Rev.
	(Kaiser Hosp. Assn.)	5.550%	8/1/31	5,500	5,657
	California Infrastructure & Econ. Dev. Bank Rev.
	(Workers’ Compensation)	5.250%	10/1/13 (2)	30,000	32,989
	California Infrastructure & Econ. Dev. Bank Rev.
	(YMCA of Metro. LA)	5.250%	2/1/26 (2)	4,750	5,008
	California Polytechnical Univ. Rev.
	(Pomona Student Union)	5.625%	7/1/09 (3)(Prere.)	3,000	3,137
	California Polytechnical Univ. Rev.
	(Pomona Student Union)	5.625%	7/1/09 (3)(Prere.)	5,260	5,500
	California Public Works Board Lease Rev.
	(California Community College)	5.000%	3/1/27 (3)	6,220	6,515
	California Public Works Board Lease Rev.
	(Dept. of Corrections)	5.000%	1/1/15 (2)	4,000	4,374
	California Public Works Board Lease Rev.
	(Dept. of Corrections)	5.250%	1/1/16 (2)	5,500	6,115
	California Public Works Board Lease Rev.
	(Dept. of Corrections)	5.000%	1/1/17	6,000	6,377
	California Public Works Board Lease Rev.
	(Dept. of Corrections)	6.500%	9/1/17 (2)	30,000	36,059
	California Public Works Board Lease Rev.
	(Dept. of Corrections)	5.000%	12/1/17 (1)	13,835	14,761
	California Public Works Board Lease Rev.
	(Dept. of Corrections)	5.000%	12/1/19 (1)	15,230	16,114
2	California Public Works Board Lease Rev.
	(Dept. of Forestry & Fire Services)	5.000%	11/1/32	8,000	8,098
	California Public Works Board Lease Rev.
	(Dept. of Health Services)	5.750%	11/1/09 (1)(Prere.)	7,885	8,315
	California Public Works Board Lease Rev.
	(Office of Emergency Services)	5.000%	3/1/27 (3)	8,950	9,271
	California Public Works Board Lease Rev.
	(UCLA Hosp.)	5.375%	10/1/19 (4)	6,375	6,835
	California Public Works Board Lease Rev.
	(Univ. of California)	5.000%	5/1/30	17,000	17,401
	California State Dept. of Water Resources
	Power Supply Rev.	5.125%	5/1/12 (Prere.)	20,000	21,696
	California State Dept. of Water Resources
	Power Supply Rev.	6.000%	5/1/13	18,000	19,943
	California State Dept. of Water Resources
	Power Supply Rev. VRDO	3.380%	12/3/07 LOC	6,300	6,300

California Long-Term Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	California State Dept. of Water Resources Power
	Supply Rev. VRDO	3.400%	12/3/07 LOC	4,400	4,400
	California State Dept. of Water Resources Power
	Supply Rev. VRDO	3.430%	12/3/07 LOC	58,505	58,505
	California State Dept. of Water Resources Power
	Supply Rev. VRDO	3.430%	12/3/07 LOC	2,100	2,100
	California State Dept. of Water Resources Power
	Supply Rev. VRDO	3.490%	12/3/07 LOC	7,150	7,150
	California State Dept. of Water Resources Power
	Supply Rev. VRDO	3.500%	12/3/07 LOC	1,350	1,350
	California State Econ. Recovery Bonds	5.250%	7/1/14	25,000	27,522
	California State Econ. Recovery Bonds	5.000%	7/1/17 (3)	35,700	37,711
	California State Econ. Recovery Bonds VRDO	3.400%	12/3/07 LOC	4,000	4,000
	California State Econ. Recovery Bonds VRDO	3.430%	12/3/07	7,000	7,000
	California State Univ. Rev. & Colleges Housing
	System Rev.	5.625%	11/1/09 (3)(Prere.)	6,920	7,286
	California State Univ. Rev. Systemwide	5.250%	11/1/19 (4)	5,000	5,421
	California State Univ. Rev. Systemwide	5.250%	11/1/20 (4)	4,745	5,128
	California State Univ. Rev. Systemwide	5.000%	11/1/21 (2)	17,215	18,266
1	California State Univ. Rev. Systemwide TOB VRDO	3.680%	12/7/07 (4)	8,840	8,840
	California Statewide Community Dev. Auth. Rev.
	(Adventist Health)	5.000%	3/1/35	14,500	14,329
	California Statewide Community Dev. Auth. Rev.
	(Daughters of Charity Health)	5.250%	7/1/30	5,000	4,909
	California Statewide Community Dev. Auth. Rev.
	(Daughters of Charity Health)	5.250%	7/1/35	5,250	5,101
	California Statewide Community Dev. Auth. Rev.
	(Daughters of Charity Health)	5.000%	7/1/39	5,000	4,634
	California Statewide Community Dev. Auth. Rev.
	(Henry Mayo Newhall Memorial Hosp.)	5.000%	10/1/18	5,875	5,994
	California Statewide Community Dev. Auth. Rev.
	(Henry Mayo Newhall Memorial Hosp.)	5.000%	10/1/37	2,465	2,427
	California Statewide Community Dev. Auth. Rev.
	(Irvine Apartments) PUT	5.100%	5/17/10	3,225	3,275
	California Statewide Community Dev. Auth. Rev.
	(Irvine Apartments) PUT	5.250%	5/15/13	7,000	7,118
	California Statewide Community Dev. Auth. Rev.
	(Irvine Univ. of California East LLC)	5.000%	5/15/38	18,000	16,802
	California Statewide Community Dev. Auth. Rev.
	(John Muir Health Services)	5.000%	8/15/32	10,880	10,803
	California Statewide Community Dev. Auth. Rev.
	(John Muir Health Services)	5.000%	8/15/34	15,140	14,985
	California Statewide Community Dev. Auth. Rev.
	(Kaiser Permanente)	5.500%	11/1/32	18,250	18,619
	California Statewide Community Dev. Auth. Rev.
	(Kaiser Permanente)	5.250%	3/1/45	35,000	35,183
	California Statewide Community Dev. Auth. Rev.
	(Los Angeles Orthopedic Hosp. Foundation)	5.750%	6/1/30 (2)	8,000	8,091

California Long-Term Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	California Statewide Community Dev. Auth. Rev.
	(Memorial Health Services)	6.000%	10/1/23	20,000	21,262
	California Statewide Community Dev. Auth. Rev.
	(Presbyterian Homes)	4.875%	11/15/36	7,230	6,647
	California Statewide Community Dev. Auth. Rev.
	(Sutter Health)	5.500%	8/15/34	10,885	11,239
	Chino Basin CA Regional Financing Auth. Rev.
	(Inland Empire Util. Agency Sewer)	5.750%	11/1/09 (1)(Prere.)	1,000	1,055
	Chino Basin CA Regional Financing Auth. Rev.
	(Inland Empire Util. Agency Sewer)	5.750%	11/1/09 (1)(Prere.)	3,325	3,508
	Chino Basin CA Regional Financing Auth. Rev.
	(Muni. Water Dist. Sewer System)	6.000%	8/1/16 (2)	5,500	5,512
	Clovis CA USD GO	0.000%	8/1/09 (3)(ETM)	7,570	7,156
	Clovis CA USD GO	0.000%	8/1/09 (3)(ETM)	7,500	7,089
	Clovis CA USD GO	0.000%	8/1/13 (3)	4,935	3,982
	Clovis CA USD GO	0.000%	8/1/15 (3)	2,770	2,037
	Clovis CA USD GO	0.000%	8/1/16 (3)	2,865	2,003
	Clovis CA USD GO	0.000%	8/1/26 (3)	6,000	2,439
	Clovis CA USD GO	0.000%	8/1/27 (3)	8,000	3,081
	Clovis CA USD GO	0.000%	8/1/29 (3)	8,005	2,775
	Contra Costa CA Water Dist. Rev.	5.000%	10/1/17 (4)	7,015	7,460
1	Culver City CA School Fac. Rev. TOB VRDO	3.760%	12/7/07 (4)	5,045	5,045
	Culver City CA Wastewater Fac. Rev.	5.700%	9/1/29 (3)	5,000	5,245
	East Bay CA Muni. Util. Dist. Water System Rev.	5.250%	6/1/08 (Prere.)	4,000	4,077
1	East Bay CA Muni. Util. Dist. Water System Rev.
	TOB VRDO	3.650%	12/7/07 (1)	5,000	5,000
	Eastern California Muni. Water. Dist.
	Water & Sewer Rev.	6.750%	7/1/12 (3)	8,500	9,329
	Escondido CA Union High School Dist.	0.000%	11/1/20 (1)	4,000	2,257
	Evergreen CA School Dist. GO	5.625%	9/1/08 (3)(Prere.)	6,300	6,467
	Fontana CA Public Finance Auth. Subordinate
	Lien Tax Allocation Rev. Bonds	5.000%	10/1/29 (2)	9,450	9,721
	Fontana CA Public Finance Auth. Subordinate
	Lien Tax Allocation Rev. Bonds	5.000%	10/1/32 (2)	12,825	13,170
	Fontana CA USD	5.250%	8/1/27 (4)	6,700	7,160
	Fontana CA USD	5.250%	8/1/31 (4)	6,250	6,598
	Foothill/Eastern Corridor Agency California
	Toll Road Rev.	5.000%	1/15/16 (1)	8,400	8,769
	Foothill/Eastern Corridor Agency California
	Toll Road Rev.	5.125%	1/15/19 (1)	5,200	5,396
	Foothill/Eastern Corridor Agency California
	Toll Road Rev.	0.000%	1/15/26	10,000	9,588
	Foothill/Eastern Corridor Agency California
	Toll Road Rev.	0.000%	1/15/28 (1)	15,000	14,990
	Foothill/Eastern Corridor Agency California
	Toll Road Rev.	0.000%	1/15/33	10,000	2,298
	Foothill/Eastern Corridor Agency California
	Toll Road Rev.	0.000%	1/15/34	10,000	2,160

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Foothill/Eastern Corridor Agency California
Toll Road Rev.	5.750%	1/15/40 (1)	12,000	12,566
Foothill-De Anza CA Community College Dist. GO	0.000%	8/1/17 (1)	3,000	2,017
Foothill-De Anza CA Community College Dist. GO	0.000%	8/1/22 (1)	3,850	1,970
Foothill-De Anza CA Community College Dist. GO	6.000%	8/1/22	5,590	6,697
Foothill-De Anza CA Community College Dist. GO	0.000%	8/1/23 (1)	3,590	1,739
Foothill-De Anza CA Community College Dist. GO	0.000%	8/1/25 (1)	2,390	1,046
Fresno CA Airport Rev.	5.500%	7/1/30 (4)	1,500	1,570
Fullerton Univ. California Rev.	5.700%	7/1/20 (1)	2,165	2,298
Golden State Tobacco Securitization Corp. California	5.375%	6/1/10 (Prere.)	25,000	26,212
Golden State Tobacco Securitization Corp. California	5.500%	6/1/13 (3)(Prere.)	5,000	5,502
Golden State Tobacco Securitization Corp. California	5.000%	6/1/30 (2)	20,000	20,191
Golden State Tobacco Securitization Corp. California	0.000%	6/1/37	20,000	12,914
Hartnell CA Community College Dist. GO	5.000%	8/1/13 (1)(Prere.)	1,550	1,681
Hartnell CA Community College Dist. GO	5.000%	8/1/13 (1)(Prere.)	2,370	2,570
Hartnell CA Community College Dist. GO	5.000%	8/1/13 (1)(Prere.)	1,735	1,882
Helix CA Water Dist. COP	5.000%	4/1/19 (4)	4,250	4,358
Hollister CA Joint Powers Financing Auth.
Wastewater Rev.	5.000%	6/1/32 (4)	6,000	6,256
Hollister CA Joint Powers Financing Auth.
Wastewater Rev.	5.000%	6/1/37 (4)	7,000	7,285
Huntington Beach CA Union High School Dist. GO	5.000%	8/1/18 (4)	6,300	6,757
Huntington Beach CA Union High School Dist. GO	5.000%	8/1/21 (4)	8,000	8,484
Irvine CA USD Financing Auth. Special Tax	5.000%	9/1/30 (2)	19,175	19,694
Irvine CA USD Financing Auth. Special Tax	5.000%	9/1/34 (2)	16,000	16,415
Kern CA High School Dist. GO	6.400%	8/1/14 (1)(ETM)	1,490	1,757
Kern CA High School Dist. GO	6.400%	8/1/15 (1)(ETM)	1,645	1,973
Kern CA High School Dist. GO	6.400%	8/1/16 (1)(ETM)	1,815	2,202
La Mesa-Spring Valley CA School Dist. GO	5.375%	8/1/12 (3)(Prere.)	1,775	1,936
La Mesa-Spring Valley CA School Dist. GO	5.375%	8/1/12 (3)(Prere.)	1,890	2,062
La Mesa-Spring Valley CA School Dist. GO	5.375%	8/1/12 (3)(Prere.)	2,000	2,182
La Mesa-Spring Valley CA School Dist. GO	5.375%	8/1/12 (3)(Prere.)	1,570	1,713
Loma Linda CA Hosp. Rev. (Loma Linda Univ.)	5.000%	12/1/20	6,155	6,149
Loma Linda CA Hosp. Rev. (Loma Linda Univ.)	5.000%	12/1/21	2,500	2,485
Long Beach CA Finance Auth. Lease Rev.
(Aquarium of the South Pacific)	5.500%	11/1/13 (2)	3,680	3,971
Long Beach CA Finance Auth. Lease Rev.
(Aquarium of the South Pacific)	5.500%	11/1/18 (2)	4,675	4,992
Long Beach CA Finance Auth. Lease Rev.
(Rainbow Harbor)	5.125%	5/1/09 (2)(Prere.)	5,500	5,693
Long Beach CA Finance Auth. Lease Rev.
(Temple & Willis Fac.)	5.500%	10/1/18 (1)	5,030	5,205
Long Beach CA Finance Auth. Rev.	5.271%	11/25/27	21,130	19,692
Long Beach CA Finance Auth. Tax Rev.	5.500%	8/1/26 (2)	7,570	8,633
Long Beach CA Finance Auth. Tax Rev.	5.500%	8/1/31 (2)	4,015	4,577
Long Beach CA Harbor Rev.	5.000%	5/15/17 (3)	3,655	3,947

California Long-Term Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Los Angeles CA Community College Dist. GO	5.500%	8/1/11 (1)(Prere.)	8,810	9,500
1	Los Angeles CA Community College Dist. GO
	TOB VRDO	3.760%	12/7/07 (4)	5,235	5,235
	Los Angeles CA Dept. of Airports International
	Airport Rev.	5.250%	5/15/17 (3)	6,800	7,258
	Los Angeles CA Dept. of Water & Power Rev.	5.000%	10/15/18 (1)(ETM)	11,600	11,838
	Los Angeles CA Dept. of Water & Power Rev.	5.250%	7/1/21 (4)	2,830	2,962
	Los Angeles CA Dept. of Water & Power Rev.	5.000%	7/1/25 (4)	20,000	21,016
	Los Angeles CA Dept. of Water & Power Rev.	5.000%	7/1/36 (3)	2,925	2,999
	Los Angeles CA USD GO	5.250%	7/1/14 (1)	12,715	13,909
	Los Angeles CA USD GO	5.000%	7/1/30 (3)	7,500	7,851
	Los Angeles CA Wastewater System Rev.	6.000%	6/1/21 (3)	4,000	4,819
	Los Angeles County CA Metro. Transp.
	Auth.Sales Tax Rev.	5.000%	7/1/19 (4)	6,170	6,347
	Los Angeles County CA Public Works Financing
	Auth. Rev.	5.125%	12/1/07 (2)(Prere.)	16,000	16,161
	Los Angeles County CA Public Works Financing
	Auth. Rev.	5.250%	5/1/10 (2)(Prere.)	4,700	4,922
	Los Angeles County CA Public Works Financing
	Auth. Rev.	5.500%	10/1/18 (4)	2,700	2,977
	Los Angeles County CA Public Works Financing
	Auth. Rev.	5.000%	12/1/23 (1)	4,000	4,199
	Los Angeles County CA Public Works Financing
	Auth. Rev.	5.000%	12/1/24 (1)	4,000	4,180
	Los Angeles County CA Public Works Financing
	Auth. Rev.	5.000%	12/1/25 (1)	2,165	2,256
	Los Angeles County CA Sanitation Dist. Financing
	Auth Rev.	4.500%	10/1/42 (2)	23,500	22,541
	Los Angeles County CA Schools COP	0.000%	8/1/14 (2)(ETM)	1,000	772
	Los Angeles County CA Schools COP	0.000%	8/1/20 (2)	2,095	1,182
	Metro. Water Dist. of Southern California Rev.	8.000%	7/1/08 (ETM)	2,000	2,053
	Metro. Water Dist. of Southern California Rev.	5.000%	7/1/25	3,410	3,640
	Metro. Water Dist. of Southern California Rev.	5.000%	7/1/28	4,235	4,464
	Metro. Water Dist. of Southern California Rev.	5.000%	7/1/29	5,500	5,798
	Metro. Water Dist. of Southern California Rev.	5.000%	7/1/35	16,935	17,815
	Modesto CA High School Dist. GO	0.000%	8/1/15 (3)	5,000	3,676
	Modesto CA High School Dist. GO	0.000%	8/1/17 (3)	3,000	1,992
	Modesto CA High School Dist. GO	0.000%	8/1/18 (3)	3,225	2,027
	Modesto CA Irrigation Dist. COP	5.000%	7/1/20 (1)	2,175	2,266
	Modesto CA Irrigation Dist. COP	5.000%	10/1/31 (2)	14,540	14,979
	Modesto CA Irrigation Dist. COP	5.000%	10/1/36 (2)	4,795	4,929
	Modesto CA Irrigation Dist. Finance Auth. Rev.
	(Woodland Project)	6.500%	10/1/11 (2)(ETM)	5,750	6,164
	Modesto CA Irrigation Dist. Finance Auth. Rev.
	(Woodland Project)	6.500%	10/1/22 (2)(ETM)	9,750	11,854
	Monterey Park CA Redev. Agency Tax Allocation	5.000%	9/1/16 (4)	1,010	1,078
	Monterey Park CA Redev. Agency Tax Allocation	5.000%	9/1/17 (4)	1,060	1,126
	Monterey Park CA Redev. Agency Tax Allocation	5.000%	9/1/18 (4)	1,115	1,174
	Monterey Park CA Redev. Agency Tax Allocation	5.000%	9/1/19 (4)	1,120	1,179

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Monterey Park CA Redev. Agency Tax Allocation	5.000%	9/1/20 (4)	1,180	1,242
Mount San Antonio California Community College Dist.	5.250%	8/1/14 (1)(Prere.)	2,720	3,021
Mount San Antonio California Community College Dist.	5.250%	8/1/14 (1)(Prere.)	2,860	3,177
Mount San Antonio California Community College Dist.	5.250%	8/1/14 (1)(Prere.)	3,010	3,343
Mount San Antonio California Community College Dist.	5.250%	8/1/14 (1)(Prere.)	3,170	3,521
Mount San Antonio California Community College Dist.	5.250%	8/1/14 (1)(Prere.)	3,335	3,704
Mount San Antonio California Community College Dist.	5.250%	8/1/14 (1)(Prere.)	2,000	2,222
MSR California Public Power Agency Rev.
(San Juan Project)	6.125%	7/1/13 (2)	8,000	8,735
MSR California Public Power Agency Rev.
(San Juan Project)	6.750%	7/1/20 (1)(ETM)	32,555	38,880
Natomas CA USD GO	5.200%	9/1/19 (3)	5,000	5,154
New Haven CA USD GO	12.000%	8/1/16 (4)	2,480	4,020
New Haven CA USD GO	12.000%	8/1/17 (4)	1,500	2,481
Newark CA USD GO	0.000%	8/1/11 (4)	1,670	1,472
Newark CA USD GO	0.000%	8/1/12 (4)	1,820	1,544
Newark CA USD GO	0.000%	8/1/13 (4)	2,050	1,667
North Orange County CA Community College
Dist. GO	5.375%	8/1/12 (1)(Prere.)	5,080	5,581
Northern California Gas Auth. No. 1 Rev.	3.955%	7/1/13	14,000	13,390
Northern California Gas Auth. No. 1 Rev.	4.105%	7/1/17	17,000	15,898
Northern California Power Agency
(Hydroelectric Project)	6.300%	7/1/18 (1)	10,000	12,051
Northern California Power Agency
(Hydroelectric Project)	7.500%	7/1/21 (2)(Prere.)	1,810	2,413
Northern California Power Agency
(Hydroelectric Project)	5.000%	7/1/28 (1)	14,255	14,476
Oakland CA Redev. Agency (Central Dist.)	5.500%	2/1/14 (2)	5,500	5,858
Oakland CA Redev. Agency Tax Allocation
(Coliseum Area)	5.250%	3/1/13 (Prere.)	2,380	2,594
Oakland CA Redev. Agency Tax Allocation
(Coliseum Area)	5.250%	3/1/13 (Prere.)	3,730	4,066
Oceanside CA Community Dev. Comm.
Multifamily Rental Housing Rev. PUT	4.450%	4/1/11	4,260	4,349
Palmdale CA COP	5.250%	9/1/19 (1)	1,310	1,420
Palmdale CA COP	5.250%	9/1/20 (1)	1,450	1,571
Palmdale CA COP	5.250%	9/1/21 (1)	1,605	1,739
Palmdale CA COP	5.250%	9/1/22 (1)	1,765	1,894
Palo Alto CA Improvement Rev. (Univ. Avenue
Area Parking)	5.700%	9/2/18	890	910
Palo Alto CA Improvement Rev. (Univ. Avenue
Area Parking)	5.700%	9/2/19	895	915
Palo Alto CA Improvement Rev. (Univ. Avenue
Area Parking)	5.750%	9/2/20	890	910

California Long-Term Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Palo Alto CA Improvement Rev. (Univ. Avenue
	Area Parking)	5.750%	9/2/26	4,460	4,556
1	Palomar CA Community College Dist. TOB VRDO	3.650%	12/7/07 (4)	9,290	9,290
	Palomar Pomerado Health System California Rev.	5.375%	11/1/11 (1)	3,865	4,011
	Palomar Pomerado Health System California Rev.	5.375%	11/1/13 (1)	6,730	6,967
	Pittsburg CA Redev. Agency Tax Allocation
	(Los Medanos Community Dev.)	5.700%	8/1/13 (4)(Prere.)	7,000	7,951
	Pittsburg CA Redev. Agency Tax Allocation
	(Los Medanos Community Dev.)	0.000%	8/1/19 (2)	1,150	686
	Pittsburg CA Redev. Agency Tax Allocation
	(Los Medanos Community Dev.)	0.000%	8/1/21 (2)	2,575	1,377
	Pittsburg CA Redev. Agency Tax Allocation
	(Los Medanos Community Dev.)	0.000%	8/1/22 (2)	3,755	1,905
	Pittsburg CA Redev. Agency Tax Allocation
	(Los Medanos Community Dev.)	0.000%	8/1/24 (2)	1,000	455
	Pomona CA USD GO	5.600%	8/1/14 (1)(ETM)	1,585	1,793
	Pomona CA USD GO	5.600%	8/1/15 (1)(ETM)	2,000	2,292
	Pomona CA USD GO	5.600%	8/1/16 (1)(ETM)	1,000	1,154
	Pomona CA USD GO	7.500%	8/1/17 (1)(ETM)	2,540	3,331
	Port of Oakland CA Rev.	5.000%	11/1/16 (1)	8,160	9,006
	Port of Oakland CA Rev.	5.000%	11/1/17 (1)	5,000	5,515
	Port of Oakland CA Rev.	5.400%	11/1/17 (1)	16,705	17,042
	Port of Oakland CA Rev.	5.000%	11/1/18 (1)	12,000	13,151
	Rancho Mirage CA Joint Powers Financing Auth.
	Rev. (Eisenhower Medical Center)	5.625%	7/1/14 (Prere.)	12,000	13,541
	Rancho Mirage CA Joint Powers Financing Auth.
	Rev. (Eisenhower Medical Center)	5.000%	7/1/47	30,000	29,371
	Rancho Mirage CA Redev. Agency Tax Allocation	5.125%	4/1/21 (1)	2,650	2,790
	Rancho Mirage CA Redev. Agency Tax Allocation	5.250%	4/1/26 (1)	2,905	3,043
	Rancho Mirage CA Redev. Agency Tax Allocation	5.250%	4/1/33 (1)	3,000	3,084
	Riverside CA USD Special Tax (Community Fac.
	Dist. 7 - Victoria Grove)	5.000%	9/1/31 (2)	7,295	7,513
	Riverside County CA Asset Leasing Corp.
	Leasehold Rev. (Riverside County Hosp.)	0.000%	6/1/13 (1)	5,000	4,071
	Riverside County CA Asset Leasing Corp.
	Leasehold Rev. (Riverside County Hosp.)	0.000%	6/1/14 (1)	2,000	1,555
	Riverside County CA Asset Leasing Corp.
	Leasehold Rev. (Riverside County Hosp.)	0.000%	6/1/15 (1)	2,000	1,485
	Sacramento CA Financing Auth. Lease Rev.	5.375%	11/1/14 (2)	9,750	10,454
	Sacramento CA Financing Auth. Lease Rev.	5.400%	11/1/20 (2)	6,785	7,635
	Sacramento CA Muni. Util. Dist. Rev.	5.800%	7/1/19 (2)	6,000	7,024
	Sacramento CA Muni. Util. Dist. Rev.	5.900%	7/1/20 (2)	15,850	18,736
	Sacramento County CA Airport Rev.	5.250%	7/1/18 (4)	2,305	2,450

California Long-Term Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Sacramento County CA Public Fac. Finance Corp.
	COP (Main Detention Fac.)	5.500%	6/1/10 (1)(ETM)	3,690	3,806
	Sacramento County CA Sanitation Dist. Financing Auth.	5.000%	12/1/14 (2)(Prere.)	15,000	16,504
	Sacramento County CA Sanitation Dist. Financing Auth.	5.000%	12/1/26 (3)	5,000	5,273
	Sacramento County CA Sanitation Dist. Financing Auth.	5.000%	12/1/27 (3)	7,470	7,855
	Sacramento County CA Sanitation Dist. Financing Auth.	5.000%	12/1/29 (3)	7,890	8,274
	Sacramento County CA Sanitation Dist. Financing Auth.	5.000%	12/1/30 (3)	5,650	5,921
	Sacramento County CA Water Financing Auth. Rev.
	Agency Zones	5.000%	6/1/21 (3)	5,225	5,626
	Sacramento County CA Water Financing Auth. Rev.
	Agency Zones	5.000%	6/1/22 (3)	10,000	10,711
	Sacramento County CA Water Financing Auth. Rev.
	Agency Zones	5.000%	6/1/27 (3)	13,055	13,751
	Sacramento County CA Water Financing Auth. Rev.
	Agency Zones	5.000%	6/1/28 (3)	9,290	9,771
	San Bernardino CA Multifamily Housing Rev.
	(Alta Park Mountain Vista Apartments) PUT	4.450%	5/1/10 (Prere.)	7,000	7,179
	San Bernardino County CA Medical Center COP	6.500%	8/1/17 (1)	17,915	20,980
	San Diego CA Community College Dist. GO	5.000%	8/1/30 (4)	6,000	6,334
	San Diego CA USD GO	0.000%	7/1/15 (3)	5,370	3,962
	San Diego CA USD GO	0.000%	7/1/16 (3)	4,565	3,203
	San Diego CA USD GO	5.500%	7/1/23 (1)	8,205	9,436
	San Diego CA USD GO	5.500%	7/1/24 (1)	10,000	11,515
	San Diego CA USD GO	5.500%	7/1/24 (4)	14,015	16,193
	San Diego CA USD GO	5.500%	7/1/25 (1)	9,000	10,395
	San Diego CA Water Auth. Rev. COP	5.250%	5/1/08 (3)(Prere.)	14,290	14,542
	San Diego CA Water Auth. Rev. COP	5.000%	5/1/17	2,300	2,338
	San Diego County CA COP	5.250%	10/1/21	1,485	1,533
	San Diego County CA COP	5.000%	2/1/28 (2)	2,000	2,056
	San Diego County CA COP	5.250%	10/1/28	2,745	2,802
	San Diego County CA COP	5.000%	2/1/30 (2)	2,345	2,404
	San Diego County CA COP	5.375%	10/1/41	8,545	8,736
	San Francisco CA Bay Area Rapid Transit Rev.	6.750%	7/1/10 (2)	6,370	6,915
	San Francisco CA Bay Area Rapid Transit Rev.	6.750%	7/1/11 (2)	7,455	8,318
	San Francisco CA City & County International
	Airport Rev.	5.250%	5/1/12 (1)(Prere.)	4,770	5,158
	San Francisco CA City & County International
	Airport Rev.	5.250%	5/1/12 (1)(Prere.)	5,020	5,428
	San Francisco CA City & County International
	Airport Rev.	5.250%	5/1/12 (1)(Prere.)	4,305	4,655
1	San Francisco CA City & County USD TOB VRDO	3.760%	12/7/07 (4)	5,770	5,770
1	San Francisco CA TOB VRDO	3.760%	12/7/07 (4)	5,655	5,655
	San Joaquin Hills CA Transp. Corridor Agency Toll
	Road Rev.	0.000%	1/15/21 (1)	12,385	6,757
	San Joaquin Hills CA Transp. Corridor Agency Toll
	Road Rev.	0.000%	1/15/24 (1)	15,000	6,883
	San Joaquin Hills CA Transp. Corridor Agency Toll
	Road Rev.	0.000%	1/15/25 (1)	18,250	7,900

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
San Joaquin Hills CA Transp. Corridor Agency Toll
Road Rev.	0.000%	1/15/30 (1)	7,000	2,317
San Joaquin Hills CA Transp. Corridor Agency Toll
Road Rev.	0.000%	1/15/31 (1)	11,950	3,754
San Jose CA Airport Rev.	5.000%	3/1/33 (2)	15,000	15,561
San Jose CA Redev. Agency	5.000%	8/1/10 (1)(Prere.)	1,525	1,609
San Jose CA Redev. Agency	6.000%	8/1/11 (1)(ETM)	2,915	3,193
San Jose CA Redev. Agency	6.000%	8/1/11 (1)	5,930	6,457
San Jose CA Redev. Agency	5.000%	8/1/26 (1)	37,955	39,488
San Juan CA USD GO	0.000%	8/1/13 (4)	2,220	1,805
San Juan CA USD GO	0.000%	8/1/14 (4)	2,610	2,028
San Juan CA USD GO	0.000%	8/1/16 (4)	2,000	1,414
San Juan CA USD GO	0.000%	8/1/18 (4)	1,785	1,137
San Juan CA USD GO	0.000%	8/1/19 (4)	2,210	1,331
San Juan CA USD GO	0.000%	8/1/20 (4)	4,930	2,812
San Mateo CA Redev. Auth. Tax Allocation	5.400%	8/1/11 (Prere.)	2,575	2,766
San Mateo CA Redev. Auth. Tax Allocation	5.400%	8/1/11 (Prere.)	1,000	1,074
San Mateo CA Redev. Auth. Tax Allocation	5.500%	8/1/11 (Prere.)	2,635	2,839
San Mateo County CA Community College Dist. GO	5.000%	9/1/31	5,000	5,238
San Mateo County CA Community College Dist. GO	5.000%	9/1/38	14,715	15,382
San Mateo County CA Finance Auth. Rev.	6.500%	7/1/13 (1)	14,560	16,088
San Mateo County CA Joint Powers Auth. Lease Rev.	5.000%	7/1/21 (1)	3,500	3,803
San Ramon Valley CA USD GO	0.000%	7/1/09 (3)	4,895	4,637
San Ramon Valley CA USD GO	0.000%	7/1/10 (3)	7,050	6,447
San Ramon Valley CA USD GO	0.000%	7/1/12 (3)	6,645	5,622
San Ramon Valley CA USD GO	0.000%	7/1/13 (3)	7,430	6,014
San Ramon Valley CA USD GO	0.000%	7/1/14 (3)	8,290	6,399
San Ramon Valley CA USD GO	0.000%	7/1/15 (3)	5,605	4,135
Santa Ana CA Finance Auth. Rev.	6.250%	7/1/16 (1)	5,345	6,342
Santa Ana CA Finance Auth. Rev.	6.250%	7/1/17 (1)	2,000	2,384
Santa Clara CA Electric Rev.	5.250%	7/1/19 (1)	2,200	2,358
Santa Clara CA Electric Rev.	5.250%	7/1/20 (1)	1,550	1,661
Santa Clara CA Electric Rev.	5.000%	7/1/21 (1)	4,895	5,138
Santa Clara CA Redev. Agency (Bayshore North)	7.000%	7/1/10 (2)	4,485	4,731
Santa Clara County CA Financing Auth. Lease Rev.	5.500%	5/15/13 (2)	5,050	5,359
Santa Clara County CA Financing Auth. Lease Rev.	5.500%	5/15/14 (2)	5,325	5,651
Santa Clara County CA Financing Auth. Lease Rev.	5.500%	5/15/15 (2)	5,620	5,964
Santa Monica-Malibu CA USD Rev.	0.000%	8/1/20 (3)	6,715	3,769
Santa Rosa CA Waste Water Rev.	6.000%	7/2/15 (2)	7,000	7,791
Santa Rosa CA Waste Water Rev.	6.000%	9/1/15 (3)	5,580	6,228
Solano County CA COP	5.250%	11/1/12 (1)(Prere.)	3,770	4,108
Solano County CA COP	5.250%	11/1/12 (1)(Prere.)	3,785	4,125
South San Francisco CA Redev. Agency Tax Allocation	5.000%	9/1/35 (3)	8,610	8,855
Southern California Public Power Auth. Rev.
(Transmission Project)	5.750%	7/1/21 (1)	220	220

California Long-Term Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Tobacco Securitization Auth. Rev. (Southern
	California Tobacco Settlement)	4.750%	6/1/25	8,505	7,985
	Ukiah CA Electric Rev.	6.000%	6/1/08 (1)	1,030	1,043
	Ukiah CA Electric Rev.	6.250%	6/1/18 (1)	6,000	6,888
	Union CA Elementary School Dist. GO	0.000%	9/1/15 (3)	3,860	2,820
	Union CA Elementary School Dist. GO	0.000%	9/1/16 (3)	1,500	1,042
	Union CA Elementary School Dist. GO	0.000%	9/1/17 (3)	2,295	1,513
	Union CA Elementary School Dist. GO	0.000%	9/1/18 (3)	1,630	1,017
	Union CA Elementary School Dist. GO	0.000%	9/1/19 (3)	1,750	1,029
	Union CA Elementary School Dist. GO	0.000%	9/1/20 (3)	2,300	1,280
	Union CA Elementary School Dist. GO	0.000%	9/1/21 (3)	2,000	1,054
	Univ. of California Rev.	5.000%	5/15/33 (2)	30,790	31,643
	Univ. of California Rev. (San Diego Medical Center)	5.125%	12/1/18 (4)	3,695	3,868
	Univ. of California Rev. (San Diego Medical Center)	5.125%	12/1/19 (4)	3,000	3,140
	Vallejo CA Sanitation & Flood Control COP	5.000%	7/1/19 (3)	5,000	5,395
3	Walnut Valley CA USD	6.000%	8/1/12 (2)(ETM)	1,790	2,001
3	Walnut Valley CA USD	6.000%	8/1/13 (2)(ETM)	1,980	2,249
3	Walnut Valley CA USD	6.000%	8/1/14 (2)(ETM)	2,205	2,547
	Walnut Valley CA USD	6.000%	8/1/15 (2)(ETM)	2,470	2,897
	Walnut Valley CA USD	6.000%	8/1/16 (2)(ETM)	2,690	3,185
	Washington Township CA Health Care Dist. Rev.	5.000%	7/1/32	3,000	2,966
	Washington Township CA Health Care Dist. Rev.	5.000%	7/1/37	3,500	3,431
	Whittier CA Insured Health Fac. Rev.
	(Presbyterian Hosp.)	6.250%	6/1/08 (1)(ETM)	3,530	3,580
	Yuba City CA USD	0.000%	9/1/15 (3)	1,870	1,370
	Yuba City CA USD	0.000%	9/1/17 (3)	2,060	1,363
	Yuba City CA USD	0.000%	9/1/19 (3)	2,270	1,342

	Outside California:
	Puerto Rico GO	5.000%	7/1/13 (Prere.)	4,025	4,367
	Puerto Rico GO	5.250%	7/1/16 (Prere.)	4,290	4,822
	Puerto Rico GO	5.500%	7/1/16 (1)	10,000	11,290
	Puerto Rico GO	5.500%	7/1/19 (2)	6,500	7,269
	Puerto Rico GO	5.250%	7/1/27	5,710	5,808
	Puerto Rico GO	5.000%	7/1/33	3,475	3,421
	Puerto Rico Govt. Dev. Bank VRDO	3.410%	12/7/07 (1)	5,440	5,440
	Puerto Rico Highway & Transp. Auth. Rev.	5.250%	7/1/10	5,000	5,194
	Puerto Rico Highway & Transp. Auth. Rev. VRDO	3.500%	12/7/07 (2)	1,200	1,200
	Puerto Rico Muni. Finance Agency	5.250%	7/1/19 (11)	2,250	2,435
	Puerto Rico Muni. Finance Agency	5.250%	8/1/19 (4)	7,000	7,781
	Puerto Rico Muni. Finance Agency	5.250%	7/1/20 (11)	1,300	1,402
	Puerto Rico Muni. Finance Agency	5.250%	8/1/20 (11)	2,255	2,433
	Puerto Rico Muni. Finance Agency	5.250%	7/1/21 (11)	1,445	1,551
	Puerto Rico Muni. Finance Agency	5.250%	8/1/22 (11)	3,000	3,216
	Puerto Rico Muni. Finance Agency	5.250%	8/1/23 (11)	1,000	1,070
	Puerto Rico Public Buildings Auth. Govt. Fac. Rev.	5.250%	7/1/33	5,250	5,290
	Puerto Rico Public Finance Corp. PUT	5.750%	2/1/12 LOC	16,000	16,745
	Puerto Rico Sales Tax Financing Corp. Rev.	0.000%	8/1/47 (2)	150,000	19,536
	Puerto Rico Sales Tax Financing Corp. Rev.	0.000%	8/1/54 (2)	70,000	6,319
	Virgin Islands Water & Power Auth. Electric System Rev.	5.000%	7/1/31	3,500	3,429
Total Municipal Bonds (Cost $2,916,973)				3,000,650

California Long-Term Tax-Exempt Fund

Market
Value•
($000)
Other Assets and Liabilities (–0.6%)
Other Assets—Note B	44,621
Payables for Investment Securities Purchased	(52,812)
Other Liabilities	(9,550)
(17,741)
Net Assets (100%)	2,982,909

At November 30, 2007, net assets consisted of:[4]
Amount
($000)
Paid-in Capital	2,932,862
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(34,848)
Unrealized Appreciation
Investment Securities	83,677
Futures Contracts	1,218
Net Assets	2,982,909

Investor Shares—Net Assets
Applicable to 63,868,344 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)	731,717
Net Asset Value Per Share—Investor Shares	$11.46

Admiral Shares—Net Assets
Applicable to 196,496,491 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)	2,251,192
Net Asset Value Per Share—Admiral Shares	$11.46

•  See Note A in Notes to Financial Statements.

1  Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2007, the aggregate value of these securities was $56,515,000, representing 1.9% of net assets.

2  Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2007.

3  Securities with a value of $6,317,000 have been segregated as initial margin for open futures contracts.

4  See Note D in Notes to Financial Statements for the tax-basis components of net assets. For a key to abbreviations and other references, see page 79.

California Long-Term Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.

BAN—Bond Anticipation Note.

COP—Certificate of Participation.

CP—Commercial Paper.

FR—Floating Rate.

GAN—Grant Anticipation Note.

GO—General Obligation Bond.

IDA—Industrial Development Authority Bond.

IDR—Industrial Development Revenue Bond.

PCR—Pollution Control Revenue Bond.

PUT—Put Option Obligation.

RAN—Revenue Anticipation Note.

TAN—Tax Anticipation Note.

TOB—Tender Option Bond.

TRAN—Tax Revenue Anticipation Note.

UFSD—Union Free School District.

USD—United School District.

VRDO—Variable Rate Demand Obligation.

(ETM)—Escrowed to Maturity.

(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:

(1) MBIA (Municipal Bond Insurance Association).

(2) AMBAC (Ambac Assurance Corporation).

(3) FGIC (Financial Guaranty Insurance Company).

(4) FSA (Financial Security Assurance).

(5) BIGI (Bond Investors Guaranty Insurance).

(6) Connie Lee Inc.

(7) FHA (Federal Housing Authority).

(8) CapMAC (Capital Markets Assurance Corporation).

(9) American Capital Access Financial Guaranty Corporation.

(10) XL Capital Assurance Inc.

(11) CIFG (CDC IXIS Financial Guaranty).

(12) Assured Guaranty Corp.

The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

California Long-Term Tax-Exempt Fund

Statement of Operations

Year Ended
November 30, 2007
($000)
Investment Income
Income
Interest	134,397
Total Income	134,397
Expenses
The Vanguard Group—Note B
Investment Advisory Services	235
Management and Administrative
Investor Shares	783
Admiral Shares	1,040
Marketing and Distribution
Investor Shares	186
Admiral Shares	388
Custodian Fees	19
Auditing Fees	23
Shareholders’ Reports
Investor Shares	17
Admiral Shares	6
Trustees’ Fees and Expenses	3
Total Expenses	2,700
Expenses Paid Indirectly—Note C	(196)
Net Expenses	2,504
Net Investment Income	131,893
Realized Net Gain (Loss)
Investment Securities Sold	(551)
Futures Contracts	(16,581)
Realized Net Gain (Loss)	(17,132)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(81,301)
Futures Contracts	1,775
Change in Unrealized Appreciation (Depreciation)	(79,526)
Net Increase (Decrease) in Net Assets Resulting from Operations	35,235

California Long-Term Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	131,893	110,155
Realized Net Gain (Loss)	(17,132)	(2,114)
Change in Unrealized Appreciation (Depreciation)	(79,526)	51,619
Net Increase (Decrease) in Net Assets Resulting from Operations	35,235	159,660
Distributions
Net Investment Income
Investor Shares	(32,781)	(29,619)
Admiral Shares	(99,112)	(80,536)
Realized Capital Gain[1]
Investor Shares	—	(1,219)
Admiral Shares	—	(3,059)
Total Distributions	(131,893)	(114,433)
Capital Share Transactions—Note F
Investor Shares	78,340	20,812
Admiral Shares	350,987	324,843
Net Increase (Decrease) from Capital Share Transactions	429,327	345,655
Total Increase (Decrease)	332,669	390,882
Net Assets
Beginning of Period	2,650,240	2,259,358
End of Period	2,982,909	2,650,240

1  Includes fiscal 2006 short-term gain distributions totaling $603,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

California Long-Term Tax-Exempt Fund

Financial Highlights

Investor Shares

	Year Ended November 30,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$11.86	$11.65	$11.74	$12.00	$11.76
Investment Operations
Net Investment Income	.531	.528	.527	.545	.542
Net Realized and Unrealized Gain (Loss)
on Investments	(.400)	.232	(.037)	(.158)	.261
Total from Investment Operations	.131	.760	.490	.387	.803
Distributions
Dividends from Net Investment Income	(.531)	(.528)	(.527)	(.545)	(.542)
Distributions from Realized Capital Gains	—	(.022)	(.053)	(.102)	(.021)
Total Distributions	(.531)	(.550)	(.580)	(.647)	(.563)
Net Asset Value, End of Period	$11.46	$11.86	$11.65	$11.74	$12.00

Total Return[1]	1.15%	6.70%	4.22%	3.32%	6.95%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$732	$678	$645	$1,273	$1,286
Ratio of Total Expenses to
Average Net Assets	0.15%	0.16%	0.16%	0.15%	0.17%
Ratio of Net Investment Income to
Average Net Assets	4.58%	4.52%	4.47%	4.56%	4.58%
Portfolio Turnover Rate	23%	13%	10%	26%	18%

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

California Long-Term Tax-Exempt Fund

Admiral Shares

	Year Ended November 30,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$11.86	$11.65	$11.74	$12.00	$11.76
Investment Operations
Net Investment Income	.540	.536	.535	.551	.549
Net Realized and Unrealized Gain (Loss)
on Investments	(.400)	.232	(.037)	(.158)	.261
Total from Investment Operations	.14	.768	.498	.393	.810
Distributions
Dividends from Net Investment Income	(.540)	(.536)	(.535)	(.551)	(.549)
Distributions from Realized Capital Gains	—	(.022)	(.053)	(.102)	(.021)
Total Distributions	(.540)	(.558)	(.588)	(.653)	(.570)
Net Asset Value, End of Period	$11.46	$11.86	$11.65	$11.74	$12.00

Total Return	1.22%	6.78%	4.29%	3.37%	7.01%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,251	$1,972	$1,614	$743	$707
Ratio of Total Expenses to
Average Net Assets	0.08%	0.09%	0.09%	0.09%	0.11%
Ratio of Net Investment Income to
Average Net Assets	4.65%	4.59%	4.53%	4.61%	4.64%
Portfolio Turnover Rate	23%	13%	10%	26%	18%

See accompanying Notes, which are an integral part of the Financial Statements.

California Long-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard California Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of California. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

California Long-Term Tax-Exempt Fund

expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2007, the fund had contributed capital of $247,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.25% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. The fund’s investment advisor may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the fund part of the underwriting fees generated. Such rebates or credits are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 2007, these arrangements reduced the fund’s management and administrative expenses by $188,000 and custodian fees by $8,000. The total expense reduction represented an effective annual rate of 0.01% of average net assets.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

For tax purposes, at November 30, 2007, the fund had available realized losses of $19,294,000 to offset future net capital gains of $971,000 through November 30, 2014, and $18,323,000 through November 30, 2015.

The fund had realized losses totaling $14,337,000 through November 30, 2007, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes.

At November 30, 2007, the cost of investment securities for tax purposes was $2,931,310,000. Net unrealized appreciation of investment securities for tax purposes was $69,340,000, consisting of unrealized gains of $90,814,000 on securities that had risen in value since their purchase and $21,474,000 in unrealized losses on securities that had fallen in value since their purchase.

At November 30, 2007, the aggregate settlement value of open futures contracts expiring in March 2008 and the related unrealized appreciation (depreciation) were:

($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
30-Year U.S. Treasury Bond	(730)	85,547	1,218

California Long-Term Tax-Exempt Fund

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. During the year ended November 30, 2007, the fund purchased $866,010,000 of investment securities and sold $620,406,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

	Year Ended November 30,
		2007		2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	284,618	24,513	212,448	18,212
Issued in Lieu of Cash Distributions	25,503	2,202	23,711	2,032
Redeemed	(231,781)	(20,035)	(215,347)	(18,467)
Net Increase (Decrease)—Investor Shares	78,340	6,680	20,812	1,777
Admiral Shares
Issued	629,472	54,280	522,876	44,821
Issued in Lieu of Cash Distributions	68,198	5,889	56,769	4,864
Redeemed	(346,683)	(30,026)	(254,802)	(21,890)
Net Increase (Decrease)—Admiral Shares	350,987	30,143	324,843	27,795

G. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, and is effective for the fund’s fiscal year beginning December 1, 2007. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended November 30, 2004–2007) for purposes of implementing FIN 48, and has concluded that as of November 30, 2007, no provision for income tax would be required in the fund’s financial statements.

Report of Independent Registered

Public Accounting Firm

To the Trustees of Vanguard California Tax-Exempt Funds and Shareholders of Vanguard California Tax-Exempt Money Market Fund, Vanguard California Intermediate-Term Tax-Exempt Fund, and Vanguard California Long-Term Tax-Exempt Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard California Tax-Exempt Money Market Fund, Vanguard California Intermediate-Term Tax-Exempt Fund, and Vanguard California Long-Term Tax-Exempt Fund (constituting Vanguard California Tax-Exempt Funds, hereafter referred to as the “Funds”) at November 30, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2007 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 11, 2008

Special 2007 tax information (unaudited) for Vanguard California Tax-Exempt Funds

This information for the fiscal year ended November 30, 2007, is included pursuant to provisions of the Internal Revenue Code.

Each fund designates 100% of its income dividends as exempt-interest dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended November 30, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
California Tax-Exempt Fund	5/31/2007	11/30/2007	Period[1]
Based on Actual Fund Return
Money Market	$1,000.00	$1,017.68	$0.51
Intermediate-Term
Investor Shares	1,000.00	1,022.05	0.76
Admiral Shares	1,000.00	1,022.41	0.41
Long-Term
Investor Shares	1,000.00	1,010.07	0.76
Admiral Shares	1,000.00	1,010.42	0.40
Based on Hypothetical 5% Yearly Return
Money Market	$1,000.00	$1,024.57	$0.51
Intermediate-Term
Investor Shares	1,000.00	1,024.32	0.76
Admiral Shares	1,000.00	1,024.67	0.41
Long-Term
Investor Shares	1,000.00	1,024.32	0.76
Admiral Shares	1,000.00	1,024.67	0.41

Note that the expenses shown in the table above are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

1  The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the California Tax-Exempt Money Market Fund, 0.10%; for the California Intermediate-Term Tax-Exempt Fund Investor Shares, 0.15%, and Admiral Shares, 0.08%; for the California Long-Term Tax-Exempt Fund Investor Shares, 0.15%, and Admiral Shares, 0.08%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with AAA indicating the most creditworthy bond issuers and MIG-1, A-1+, SP-1+, and F-1+ indicating the most creditworthy issuers of money market securities.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A snapshot of a fund’s interest income. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group.
Chief Executive Officer
148 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
148 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
148 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005; Trustee of Drexel University and of the
Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
148 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
148 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean, Director of Faculty
148 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
148 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
148 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
148 Vanguard Funds Overseen

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
148 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	F. William McNabb, III	Ralph K. Packard
Mortimer J. Buckley	Paul A. Heller	Michael S. Miller	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1  Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard, and the
ship logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone for People
With Hearing Impairment > 800-952-3335	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
This material may be used in conjunction	and searching for “proxy voting guidelines,” or by
with the offering of shares of any Vanguard	calling Vanguard at 800-662-2739. The guidelines are
fund only if preceded or accompanied by	also available from the SEC’s website, www.sec.gov.
the fund’s current prospectus.	In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q750 012008

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 4: Principal Accountant Fees and Services.

(a)  Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2007: $63,000

Fiscal Year Ended November 30, 2006: $64,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2007: $2,835,320

Fiscal Year Ended November 30, 2006: $2,347,620

(b)   Audit-Related Fees.

Fiscal Year Ended November 30, 2007: $630,400

Fiscal Year Ended November 30, 2006: $530,000

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)   Tax Fees.

Fiscal Year Ended November 30, 2007: $215,900

Fiscal Year Ended November 30, 2006: $101,300

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)   All Other Fees.

Fiscal Year Ended November 30, 2007: $0

Fiscal Year Ended November 30, 2006: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)   (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)  Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2007: $215,900

Fiscal Year Ended November 30, 2006: $101,300

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)   For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)  Code of Ethics.

(b)  Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD CALIFORNIA TAX-FREE FUNDS
BY:	(signature)
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: January 17, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CALIFORNIA TAX-FREE FUNDS
BY:	(signature)
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: January 17, 2008

VANGUARD CALIFORNIA TAX-FREE FUNDS
BY:	(signature)
(HEIDI STAM)
THOMAS J. HIGGINS*
TREASURER

Date: January 17, 2008

*By Power of Attorney. Filed on January 18, 2008, see File Number 2-29601. Incorporated by Reference.